Exhibit 10.3 EXECUTION VERSION SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 21, 2020 (the “Second Amendment Effective Date”), is among Knoll, Inc., a Delaware corporation (the “Parent Borrower”), the Foreign Borrowers party hereto, the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. RECITALS WHEREAS, pursuant to the terms of that certain Third Amended and Restated Credit Agreement, dated as of January 23, 2018 (as amended, restated, amended and restated, extended, increased, supplemented or otherwise modified from time to time prior to the Second Amendment Effective Date, the “Existing Credit Agreement”), among the Parent Borrower, the Foreign Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the L/C Issuers provide credit facilities to the Borrower; WHEREAS, the Loan Parties have requested that the Lenders amend the Existing Credit Agreement as set forth below; WHEREAS, the Lenders agree to provide such requested amendments subject to the terms and conditions herein; NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment. 2. Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Existing Credit Agreement or the Amended Credit Agreement (as defined below), as applicable. 3. Amendments to Existing Credit Agreement. The Existing Credit Agreement is amended and restated in its entirety to read in the form attached hereto as Annex A (the credit agreement attached hereto as Annex A being referred to herein as the “Amended Credit Agreement”). 4. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent: (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Loan Parties, the Required Lenders, and the Administrative Agent. (b) Receipt by the Administrative Agent, for the account of each Lender consenting to and approving this Amendment, of an amendment fee, in an amount equal to 0.05% of the Revolving Commitment and the outstanding principal amount of the Term Loans (other than the Term Loans Principle Prepayment Amount) of such Lender, in each case, as of the date hereof immediately after giving effect to this Amendment, which amendment fee shall be for such Lender consenting to and approving this Amendment, shall be fully earned when paid and shall be non- refundable for any reason whatsoever.

(c) Receipt by the Administrative Agent of all other fees and expenses owing to the Administrative Agent (including all reasonable fees, expenses and disbursements of any law firm or other counsel of the Administrative Agent), the Lenders and the Arrangers required to be paid on or before the Second Amendment Effective Date. 5. Post-Closing Covenant. Within ten (10) days of the Second Amendment Effective Date, the Administrative Agent shall have received (i) a partial prepayment of the Term Loans in a principal amount equal to $50,000,000 (the “Term Loans Principle Prepayment Amount”) (which prepayment (A) shall be applied on a ratable basis to the Term Loans (to the remaining principal amortization payments thereof on a pro rata basis) and (B) with respect to the ratable portion of such prepayment applied to the Multicurrency Term Loan, shall be made in Euro), and (ii) a prepayment of interest accrued through the date of such prepayment on the Term Loans Principle Prepayment Amount (together with the Term Loans Principle Prepayment Amount, collectively, the “Term Loans Prepayment Amount”), in each case, which may be funded with proceeds from a Borrowing of Revolving Loans. Notwithstanding anything in the Loan Documents to the contrary, if the Administrative Agent does not receive payment of the Term Loans Prepayment Amount in accordance with this Section 5, an Event of Default shall be deemed to have occurred and be continuing. 6. Miscellaneous. (a) This Amendment shall be deemed to be, and is, a Loan Document. (b) Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. (c) Each Loan Party (i) agrees to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Amended Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, (iii) affirms all of its obligations under the Loan Documents, (iv) agrees and acknowledges that the Amended Credit Agreement is not a novation of the Existing Credit Agreement, (v) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents, (vi) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (vii) confirms that each security right created under each Collateral Document was, when it was entered into, intended to extend, and shall in fact extend, to all obligations under all Loan Documents as amended under this Amendment. (d) Effective as of the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall mean the Amended Credit Agreement. (e) Each of the Loan Parties hereby represents and warrants to the Administrative Agent as follows: (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment; (ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws 2 CHAR1\1732711v5 affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Amendment; (iv) before and after giving effect to this Amendment, the representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided, that, any representation and warranty that is qualified by materiality, a Material Adverse Effect or similar language is true and correct in all respects), and except that for purposes of this Amendment, the representations and warranties contained in Sections 6.05(a) and 6.05(b) of the Amended Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 7.04(a) and 7.04(b) of the Amended Credit Agreement, respectively; and (v) before and after giving effect to this Amendment, no Default or Event of Default exists, or will result from the transactions contemplated hereby. (f) This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent and the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. (g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 3 CHAR1\1732711v5

The parties hereto have caused counterparts of this Amendment to be duly executed and delivered as of the date first written above. PARENT BORROWER: KNOLL, INC., a Delaware corporation By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Senior Vice President & Chief Financial Officer FOREIGN BORROWERS: KNOLL DENMARK APS, a private limited company incorporated in Denmark By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Director KNOLL EUROPE B.V., a Dutch company with limited liability, with corporate seat in Amsterdam, the Netherlands By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Director MUUTO A/S, a public limited company incorporated in Denmark By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Director GUARANTORS: SPINNEYBECK ENTERPRISES, INC., a New York corporation By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Vice President, Treasurer and Assistant Secretary EDELMAN LEATHER, LLC, a Delaware limited liability company By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

HOLLY HUNT ENTERPRISES, INC., an Illinois corporation By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Treasurer HHM2, LLC, a Delaware limited liability company By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: Vice President KNOLL OVERSEAS, INC., a Delaware corporation By: /s/ Charles W. Rayfield Name: Charles W. Rayfield Title: President, Treasurer and Assistant Secretary KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Ronaldo Naval Name: Ronaldo Naval Title: Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS: BANK OF AMERICA, N.A., as a Lender, the Swing Line Lender and a L/C Issuer By: /s/ Kevin Dobosz Name: Kevin Dobosz Title: Senior Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK (formerly known as Branch Banking and Trust Company and as successor by merger to SunTrust Bank), as a Lender By: /s/ Matthew J. Davis Name: Matthew J. Davis Title: Senior Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A. (as successor by merger to Citizens Bank of Pennsylvania), as a Lender By: /s/ Pamela Hansen Name: Pamela Hansen Title: Senior Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A., as a Lender By: /s/ Des Brennan Name: Des Brennan Title: Senior Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender By: /s/ Catherine Jones Name: Catherine Jones Title: Managing Director KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Marcel Fournier Name: Marcel Fournier Title: Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender By: /s/ Andrew D. Holtz Name: Andrew D. Holtz Title: Senior Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Patrick H McGraw Name: Patrick H McGraw Title: Senior Vice President KNOLL, INC. SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Annex A Amended Credit Agreement [see attached]

Published Deal CUSIP: 49916MAJ0 Published Revolver CUSIP: 49916MAK7 Published Multicurrency Term Loan CUSIP: 49916MAL5 Published U.S. Term Loan CUSIP: 49916MAM3 THIRD AMENDED AND RESTATED CREDIT AGREEMENT Dated as of January 23, 2018 among KNOLL, INC., as the Parent Borrower, CERTAIN FOREIGN SUBSIDIARIES OF THE PARENT BORROWER, as Foreign Borrowers, CERTAIN SUBSIDIARIES OF THE PARENT BORROWER, as the Guarantors, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, CITIZENS BANK, N.A., TRUIST BANK (as successor by merger to SunTrust Bank), and TD BANK, N.A., as Co-Syndication Agents, TRUIST BANK (formerly known as Branch Banking and Trust Company), HSBC BANK USA, NATIONAL ASSOCIATION, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents and THE OTHER LENDERS PARTY HERETO BOFA SECURITIES, INC., as a Joint Lead Arranger and Sole Bookrunner, and CITIZENS BANK, N.A., TRUIST SECURITIES (formerly known as SunTrust Robison Humphrey, Inc.), and TD SECURITIES (USA) LLC, as Joint Lead Arrangers CHAR1\1732710v2

TABLE OF CONTENTS ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ..................................................................... 1 1.01 Defined Terms. ................................................................................................................... 1 1.02 Other Interpretive Provisions. ........................................................................................... 39 1.03 Accounting Terms. ............................................................................................................ 40 1.04 Rounding. .......................................................................................................................... 41 1.05 Exchange Rates; Currency Equivalents. ........................................................................... 41 1.06 Times of Day. ................................................................................................................... 41 1.07 Letter of Credit Amounts. ................................................................................................. 42 1.08 Additional Alternative Currencies. ................................................................................... 42 1.09 Rates. ................................................................................................................................ 43 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS ..................................................... 43 2.01 Loans. ................................................................................................................................ 43 2.02 Borrowings, Conversions and Continuations of Loans. ................................................... 48 2.03 Letters of Credit. ............................................................................................................... 50 2.04 Swing Line Loans. ............................................................................................................ 59 2.05 Prepayments. ..................................................................................................................... 62 2.06 Termination or Reduction of Aggregate Revolving Commitments. ................................. 64 2.07 Repayment of Loans. ........................................................................................................ 65 2.08 Interest. ............................................................................................................................. 66 2.09 Fees. .................................................................................................................................. 66 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate............. 67 2.11 Evidence of Debt. ............................................................................................................. 67 2.12 Payments Generally; Administrative Agent’s Clawback. ................................................. 68 2.13 Sharing of Payments by Lenders. ..................................................................................... 69 2.14 Cash Collateral. ................................................................................................................. 70 2.15 Defaulting Lenders. .......................................................................................................... 71 2.16 Foreign Borrowers. ........................................................................................................... 73 2.17 Designated Lenders. .......................................................................................................... 74 2.18 Nature of Obligations. ....................................................................................................... 75 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ...................................................... 75 3.01 Taxes. ................................................................................................................................ 75 3.02 Illegality. ........................................................................................................................... 79 3.03 Inability to Determine Rates. ............................................................................................ 80 3.04 Increased Costs. ................................................................................................................ 82 3.05 Compensation for Losses. ................................................................................................. 84 3.06 Mitigation Obligations; Replacement of Lenders. ............................................................ 84 3.07 Survival. ............................................................................................................................ 85 ARTICLE IV GUARANTY ...................................................................................................................... 85 4.01 The Guaranty. ................................................................................................................... 85 4.02 Obligations Unconditional. ............................................................................................... 86 4.03 Reinstatement. ................................................................................................................... 87 4.04 Certain Additional Waivers. ............................................................................................. 88 4.05 Remedies. .......................................................................................................................... 88 4.06 Rights of Contribution. ..................................................................................................... 88 4.07 Guarantee of Payment; Continuing Guarantee. ................................................................ 88 4.08 Keepwell. .......................................................................................................................... 88 4.09 Appointment of Parent Borrower. ..................................................................................... 89 ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS .............................................. 89 5.01 Conditions of Initial Credit Extension. ............................................................................. 89 i CHAR1\1732710v2

5.02 Conditions to all Credit Extensions. ................................................................................. 92 ARTICLE VI REPRESENTATIONS AND WARRANTIES ...................................................... 93 6.01 Organization; Power. ........................................................................................................ 93 6.02 Authorization. ................................................................................................................... 93 6.03 Enforceability. ................................................................................................................... 93 6.04 Governmental Approvals. ................................................................................................. 93 6.05 Financial Statements. ........................................................................................................ 94 6.06 No Material Adverse Change............................................................................................ 94 6.07 Title to Properties; Possession Under Leases. .................................................................. 94 6.08 Subsidiaries. ...................................................................................................................... 96 6.09 Litigation; Compliance with Laws. ................................................................................... 96 6.10 Agreements. ...................................................................................................................... 96 6.11 Federal Reserve Regulations. ............................................................................................ 96 6.12 Investment Company Act. ................................................................................................ 97 6.13 Use of Proceeds. ............................................................................................................... 97 6.14 Tax Returns. ...................................................................................................................... 97 6.15 No Material Misstatements. .............................................................................................. 97 6.16 Employee Benefit Plans. ................................................................................................... 97 6.17 Environmental Matters. .................................................................................................... 98 6.18 Insurance. .......................................................................................................................... 98 6.19 Collateral Documents. ...................................................................................................... 98 6.20 Beneficial Ownership. ...................................................................................................... 99 6.21 Labor Matters. ................................................................................................................... 99 6.22 Solvency............................................................................................................................ 99 6.23 Government Sanctions. ................................................................................................... 100 6.24 Anti-Corruption Laws. .................................................................................................... 100 6.25 No EEA Financial Institution. ......................................................................................... 100 6.26 Additional ERISA Representations. ............................................................................... 100 6.27 Representations as to Foreign Obligors. ......................................................................... 100 6.28 Status as Senior Indebtedness. ........................................................................................ 101 6.29 Dutch Works Council. .................................................................................................... 101 ARTICLE VII AFFIRMATIVE COVENANTS ..................................................................................... 101 7.01 Existence; Business and Properties; Compliance with Laws. ......................................... 101 7.02 Insurance. ........................................................................................................................ 102 7.03 Taxes. .............................................................................................................................. 103 7.04 Financial Statements, Reports, Etc. ................................................................................ 103 7.05 Litigation and Other Notices. .......................................................................................... 105 7.06 [Reserved]. ...................................................................................................................... 105 7.07 Maintaining Records; Access to Property and Inspections. ............................................ 105 7.08 Use of Proceeds. ............................................................................................................. 106 7.09 Further Assurances. ........................................................................................................ 106 7.10 Environmental Laws. ...................................................................................................... 107 7.11 Anti-Corruption Laws. .................................................................................................... 108 7.12 Approvals and Authorizations. ....................................................................................... 108 7.13 Post-Closing Obligations. ............................................................................................... 108 ARTICLE VIII NEGATIVE COVENANTS .......................................................................................... 109 8.01 Indebtedness. ................................................................................................................... 109 8.02 Liens. .............................................................................................................................. 112 8.03 Sale and Lease-Back Transactions. ................................................................................. 114 8.04 Investments, Loans and Advances. ................................................................................. 114 8.05 Mergers, Consolidations and Sales of Assets. ................................................................ 115 ii CHAR1\1732710v2

8.06 Restricted Payments; Restrictive Agreements. ............................................................... 116 8.07 Transactions with Affiliates. ........................................................................................... 118 8.08 Business of Parent Borrower and Subsidiaries. .............................................................. 118 8.09 Amendments of Subordinated Indebtedness. .................................................................. 118 8.10 Financial Covenants. ....................................................................................................... 119 8.11 Fiscal Year, Etc. .............................................................................................................. 120 8.12 Sanctions. ........................................................................................................................ 120 8.13 Anti-Corruption Laws. .................................................................................................... 120 ARTICLE IX EVENTS OF DEFAULT AND REMEDIES ................................................................... 120 9.01 Events of Default. ........................................................................................................... 120 9.02 Application of Funds. ..................................................................................................... 123 9.03 Collection Allocation Mechanism. ................................................................................. 124 ARTICLE X ADMINISTRATIVE AGENT ........................................................................................... 126 10.01 Appointment and Authority. ........................................................................................... 126 10.02 Rights as a Lender. .......................................................................................................... 126 10.03 Exculpatory Provisions. .................................................................................................. 126 10.04 Reliance by Administrative Agent. ................................................................................. 127 10.05 Delegation of Duties. ...................................................................................................... 127 10.06 Resignation of Administrative Agent. ............................................................................ 128 10.07 Non-Reliance on Administrative Agent and Other Lenders. .......................................... 129 10.08 No Other Duties; Etc. ...................................................................................................... 130 10.09 Administrative Agent May File Proofs of Claim. ........................................................... 130 10.10 Collateral and Guaranty Matters. .................................................................................... 131 10.11 Secured Treasury Management Agreements and Swap Contracts. ................................ 131 ARTICLE XI MISCELLANEOUS ......................................................................................................... 132 11.01 Amendments, Etc. ........................................................................................................... 132 11.02 Notices and Other Communications; Facsimile Copies. ................................................ 134 11.03 No Waiver; Cumulative Remedies. ................................................................................ 136 11.04 Expenses; Indemnity; and Damage Waiver. ................................................................... 137 11.05 Payments Set Aside. ....................................................................................................... 139 11.06 Successors and Assigns. ................................................................................................. 139 11.07 Treatment of Certain Information; Confidentiality. ........................................................ 144 11.08 Set-off. ............................................................................................................................ 145 11.09 Interest Rate Limitation. ................................................................................................. 145 11.10 Counterparts; Integration; Effectiveness. ........................................................................ 145 11.11 Survival of Representations and Warranties. .................................................................. 146 11.12 Severability. .................................................................................................................... 146 11.13 Replacement of Lenders. ................................................................................................ 146 11.14 Governing Law; Jurisdiction; Etc. .................................................................................. 147 11.15 Waiver of Right to Trial by Jury. .................................................................................... 148 11.16 Electronic Execution of Assignments and Certain Other Documents. ........................... 148 11.17 USA PATRIOT Act Notice. ........................................................................................... 149 11.19 Parallel Debt. .................................................................................................................. 149 11.20 Judgment Currency. ........................................................................................................ 150 11.21 Amendment and Restatement. ........................................................................................ 151 11.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. .................... 151 11.23 Lender ERISA Representations. ..................................................................................... 152 11.24 Waiver of Breakage Costs. ............................................................................................. 153 11.25 Reallocation. ................................................................................................................... 153 11.26 Subordination. ................................................................................................................. 153 11.27 ENTIRE AGREEMENT. ................................................................................................ 153 iii CHAR1\1732710v2

11.28 Acknowledgement Regarding Any Supported QFCs. .................................................... 154 iv CHAR1\1732710v2

SCHEDULES 1.01(b) Existing Letters of Credit 2.01 Commitments and Applicable Percentages 6.07 Intellectual Property Rights 6.08 Subsidiaries 6.18 Insurance 7.13 Post-Closing Obligations 8.01 Existing Indebtedness 8.02 Existing Liens 8.04 Existing Investments 11.02 Certain Addresses for Notices EXHIBITS 2.02 Form of Loan Notice 2.03(m) Form of Letter of Credit Report 2.03(n) Form of Notice of Additional L/C Issuer 2.04 Form of Swing Line Loan Notice 2.05 Form of Notice of Loan Prepayment 2.11(a)(i) Form of Revolving Note 2.11(a)(ii) Form of Swing Line Note 2.11(a)(iii) Form of U.S. Term Note 2.11(a)(iv) Form of Multicurrency Term Note 2.11(a)(v) Form of Incremental Term Note 2.16-1 Form of Foreign Borrower Request and Assumption Agreement 2.16-2 Form of Foreign Borrower Notice 3.01(e) Forms of U.S. Tax Compliance Certificate (Forms 1 through 4) 7.04 Form of Compliance Certificate 7.09 Form of Guarantor Joinder Agreement 9.02 Form of Secured Party Designation Notice 11.06 Form of Assignment and Assumption v CHAR1\1732710v2

THIRD AMENDED AND RESTATED CREDIT AGREEMENT This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of January 23, 2018 among KNOLL, INC., a Delaware corporation (the “Parent Borrower”), Knoll Denmark ApS, a private limited company incorporated in Denmark (“Knoll Denmark”), Knoll Europe B.V., a Dutch company with limited liability, with corporate seat in Amsterdam, the Netherlands (“Knoll Europe”) and certain other Foreign Subsidiaries of the Parent Borrower party hereto pursuant to Section 2.16 (each a “Foreign Borrower” and, together with the Parent Borrower, the “Borrowers” and, each a “Borrower”), the Guarantors (defined herein), the Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. WHEREAS, the Parent Borrower, certain domestic subsidiaries, as guarantors, certain lenders and Bank of America, as administrative agent, swing line lender and letter of credit issuer, have entered into that certain Second Amended and Restated Credit Agreement dated as of May 20, 2014 (as amended or modified from time to time prior to the date hereof, the “Existing Credit Agreement”); and WHEREAS, the parties to the Existing Credit Agreement wish to amend and restate the Existing Credit Agreement to make certain amendments and modifications, all as more fully set forth herein; NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of all or any substantial portion of the property of another Person or at least a majority of the Voting Stock of another Person, in each case whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise. “Acquisition Agreement” has the meaning specified in Section 2.01(d)(iii). “Additional Lender” has the meaning specified in Section 2.01(d). “Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Parent Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. CHAR1\1732710v2

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Aggregate Revolving Commitments” has the meaning specified in Section 2.01(a). “Agreement” means this Credit Agreement. “Alternative Currency” means Euro, Sterling and each other currency (other than Dollars) that is approved in accordance with Section 1.08. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $300,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments. “Applicable Percentage” means with respect to any Lender at any time, (a) with respect to such Lender’s Revolving Commitment at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time, (b) with respect to such Lender’s portion of the outstanding U.S. Term Loan at any time, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of the U.S. Term Loan held by such Lender at such time, (c) with respect to such Lender’s portion of the outstanding Multicurrency Term Loan at any time, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of the Multicurrency Term Loan held by such Lender at such time, and (d) with respect to such Lender’s portion of any Incremental Term Loan at any time, the percentage (carried out to the ninth decimal place) of any given Incremental Term Loan represented by such Lender’s Incremental Term Loan Commitment (or, after the funding thereof, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of such Incremental Term Loan held by such Lender); provided, that, if the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.01 or if the Aggregate Revolving Commitments or Incremental Term Loan Commitments, as applicable, have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means with respect to Revolving Loans, the U.S. Term Loan, the Multicurrency Term Loan, Swing Line Loans, Letters of Credit and the Commitment Fee, the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.04(c): 2 CHAR1\1732710v2

Pricing Tier	Consolidated Total Leverage Ratio	Commitment Fee	Letter of Credit Fee	Eurocurrency Rate Loans	Base Rate Loans
1	< 1.00 to 1.0	0.175%	1.00%	1.00%	0.00%
2	≥ 1.00 to 1.0 but < 1.75 to 1.0	0.200%	1.25%	1.25%	0.25%
3	≥ 1.75 to 1.0 but < 2.75 to 1.0	0.225%	1.50%	1.50%	0.50%
4	≥ 2.75 to 1.0 but < 3.50 to 1.0	0.250%	1.75%	1.75%	0.75%
5	≥ 3.50 to 1.0	0.300%	2.00%	2.00%	1.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first (1st) Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.04(c); provided, however, that, if a Compliance Certificate is not delivered when due in accordance with Section 7.04(c), then Pricing Tier 5 shall apply as of the first (1st) Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first (1st) Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.04(c), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Total Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the First Amendment Effective Date through the first (1st) Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.04(c) for the fiscal quarter ending September 30, 2019 shall be determined based upon Pricing Tier 3. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b). The "Applicable Rate" with respect to any Incremental Term Loan shall be as set forth in the definitive documentation therefor (subject to the requirements of Section 2.01(d)(ii)).

"Applicable Time" means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

"Applicant Borrower" has the meaning specified in Section 2.16.

"Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"Arrangers" means BofA Securities, Citizens Bank, N.A., SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC, together with their respective successors and assigns, in their capacities as joint lead arrangers with respect to this Agreement.

"Asset Sale" means the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise but excluding Investments permitted by Section 8.04) by the Parent Borrower or any of the Subsidiaries to any Person other than the Parent Borrower or any Guarantor of (a) any Equity Interests of any of the Subsidiaries (other than directors' qualifying shares and other *de minimis* ownership interests required to be owned under applicable foreign Law by local residents, or the sale by any person of Equity Interests of such person) or (b) any other assets of the Parent Borrower or any of the Subsidiaries (other than (i) inventory, damaged, obsolete or worn out assets, scrap and Permitted Investments, in each

3

CHAR1\1732710v2

case disposed of in the ordinary course of business (including allowing any registrations or any applications for registration of any immaterial Intellectual Property to lapse or go abandoned in the ordinary course of business); (ii) to the extent constituting an “Asset Sale”, Liens permitted under Sections 8.02, transactions permitted under Section 8.03 or transactions permitted under Section 8.06; (iii) dispositions of property that is exchanged for credit against the purchase price of similar replacement property that is promptly purchased, or the proceeds of such disposition are promptly applied, to the purchase price of such replacement property (provided, that, (x) to the extent the property being transferred constitutes Collateral such replacement property shall constitute Collateral and (y) any cash or cash equivalents received in connection with such exchange (net of all costs and expenses incurred in connection with such transaction) shall be deemed to be Net Cash Proceeds subject to Section 2.05); (iv) dispositions of cash and Permitted Investments at fair market value (as reasonably determined by the Parent Borrower) in the ordinary course of business; (v) Involuntary Dispositions; provided that the Net Cash Proceeds thereof shall be applied in accordance with the requirements of Section 2.05(b)(ii); (vi) leases and subleases (and licenses and sublicenses) of real or personal property and any license, sublicense or other grant of rights in or to any Intellectual Property, in each case to third parties in the ordinary course of business and which do not interfere, in any material respect, with the operations of the Parent Borrower and its Subsidiaries in the ordinary course of business; (vii) dispositions of assets between or among Domestic Loan Parties; (viii) dispositions of assets between or among Subsidiaries that are not Loan Parties; (ix) dispositions of assets between or among Foreign Obligors; (x) dispositions of assets from any Loan Party to any Subsidiary that is not a Loan Party if such disposition is treated as an Investment in such Subsidiary and such Investment is permitted by Section 8.04); (xi) the unwinding of any Swap Contract; and (xii) the sale or other disposition by Parent Borrower or a Subsidiary of shares of Equity Interests of any of its Foreign Subsidiaries in order to qualify members of the governing body of such Foreign Subsidiary if and to the extent required by applicable Law. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit 11.06 or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheet of the Parent Borrower and its Subsidiaries for the fiscal year ended December 31, 2016, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent Borrower and its Subsidiaries, including the notes thereto, audited by independent public accountants of recognized national standing and prepared in conformity with GAAP. “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii). “Availability Period” means the period from and including the Effective Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Revolving Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 9.01. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of 4 CHAR1\1732710v2 the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurocurrency Rate plus one percent (1.0%); provided, that, if the Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) of this definition and shall be determined without reference to clause (c) of this definition. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans are only available to the Parent Borrower and Loans denominated in Dollars. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “BofA Securities” means BofA Securities, Inc. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 7.04. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: 5 CHAR1\1732710v2

(a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market; and (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day; (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer and/or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Management Obligations” means obligations owed by any Borrower or any of its Subsidiaries to any Lender or any Affiliate of a Lender in respect of any Treasury Management Agreement. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, rule, regulation or treaty, (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory 6 CHAR1\1732710v2 authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means the occurrence of any of the following events: (a) any “person” or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) becomes, directly or indirectly, the beneficial owner of Equity Interests in the Parent Borrower representing more than forty percent (40%) or more of the Equity Interests of the Parent Borrower entitled to vote for members of the board of directors or equivalent governing body of the Parent Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) at any time, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent Borrower by persons who were neither nominated by the board of directors of the Parent Borrower nor appointed by directors so nominated; or (c) the occurrence of any change in control or similar event (however denominated) with respect to the Parent Borrower under and as defined in any indenture or agreement in respect of Material Indebtedness to which the Parent Borrower or a Subsidiary is a party. “Collateral” means a collective reference to all personal property with respect to which Liens in favor of the Administrative Agent, for the benefit of the Lenders, are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents, and shall in any event exclude all Excluded Property. “Collateral Documents” means a collective reference to the Security Agreement, the Dutch Share Pledge Agreement, the Danish Share Pledge Agreement (Knoll Denmark Equity Interests), the Danish Share Pledge Agreement (Muuto A/S Equity Interests), and other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.09, in each case as amended, modified or reaffirmed from time to time, including pursuant to any reaffirmation agreement. “Commitment” means, as to each Lender, any Revolving Commitment, any Term Loan Commitment and/or any Incremental Term Loan Commitment of such Lender. “Commitment Fee” has the meaning specified in Section 2.09(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Communication” has the meaning specified in Section 11.16. “Compliance Certificate” has the meaning specified in Section 7.04(c) and shall be substantially in the form of Exhibit 7.04. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) all amounts for taxes based on income, profits or capital and commercial activity payments to taxing authorities (or in each case similar taxes or payments), including income tax expense of consolidated Foreign Subsidiaries and foreign withholding tax expense 7 CHAR1\1732710v2 for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any non- recurring fees, cash charges and other cash expenses made or incurred in connection with the Transactions that are paid or otherwise accounted for within two hundred seventy (270) days of the consummation of the Transactions, (v) any extraordinary losses, (vi) (A) facilities relocation or closing costs, (B) non-recurring restructuring costs and (C) integration costs and fees, including cash severance costs, in each case in connection with any Permitted Acquisition, Investment, Asset Sale, recapitalization or refinancing and in each case incurred during such period and payable in cash, (vii) in connection with any Permitted Acquisition, Investment, Asset Sale, recapitalization or refinancing, (A) the amount of “run-rate” cost savings, operating expense reductions and product cost (including sourcing), and other operating improvements and cost savings synergies (but not net revenue synergies) reasonably identifiable and factually supportable relating to, and projected by the Parent Borrower or any of its Subsidiaries in good faith to result from, actions taken or with respect to which substantial steps have been taken or are expected to be taken by Parent Borrower or any of its Subsidiaries within twelve (12) months after (I) in the case of the Transactions, the Effective Date, and (II) in the case of any other Permitted Acquisition, Investment, Asset Sale, recapitalization or refinancing, the date it is consummated and (B) pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition, Investment, Asset Sale, recapitalization or refinancing that are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the staff of the Securities and Exchange Commission, (viii) non- recurring restructuring, integration, severance and/or relocation costs reasonably identifiable and factually supportable, (ix) any non-cash compensation charges and deferred compensation charges, including arising from stock options, taken during such period, (x) any other non-cash charges (other than the write-down of current assets), impairments and expenses for such period (including amortization of loan acquisition costs and unrealized gains and losses on Swap Contracts and gains and losses on foreign exchange (including in respect of intercompany notes)), (xi) fees, cash charges and other cash expenses made or incurred in connection with equity or debt financings and amendments and waivers thereto and (xii) reasonable out-of- pocket fees and expenses incurred in connection with the dividends and distributions required under Part I of Schedule 7.13 (but not, for purpose of clarity, any fees or expenses incurred in connection with dividends and distributions not required under Part I of Schedule 7.13), minus (b) without duplication (i) all cash payments made during such period on account of non-cash charges added to Consolidated Net Income pursuant to clauses (a)(ix) or (x) above in such period or in a previous period and (ii) to the extent included in determining such Consolidated Net Income, any extraordinary gains and all non-cash items of income (other than normal accruals in the ordinary course of business) for such period, all determined on a consolidated basis in accordance with GAAP; provided, however, notwithstanding anything to the contrary in the foregoing, for purposes of calculating Consolidated EBITDA for all purposes under this Agreement and the other Loan Documents, the aggregate contribution to Consolidated EBITDA by Subsidiaries that are not Loan Parties shall be limited to an amount not in excess of twenty-five percent (25%) of the Consolidated EBITDA of the Parent Borrower and its Subsidiaries determined on a consolidated basis (except to the extent of dividends and distributions made in cash to the Parent Borrower or any Loan Party by any such non-Loan Party Subsidiary) (except that, for so long as Knoll Denmark is a Loan Party and the Muuto Entities (or their successor by merger) are owned by Knoll Denmark, then the total contribution to Consolidated EBITDA by the Muuto Entities (or their successor by merger) shall be included in the Consolidated EBITDA of the Parent Borrower notwithstanding the limitations of this proviso); provided, further, that, (A) notwithstanding anything to the contrary in the foregoing, for purposes of calculating Consolidated EBITDA for all purposes under this Agreement and the other Loan Documents during the fiscal years of the Parent Borrower ending December 31, 2020 and December 31, 2021, the aggregate contribution to Consolidated EBITDA from clauses (a)(vi), (vii) and (viii) of this definition shall be limited to an amount not in excess of the greater of (I) fifteen percent (15%) of the Consolidated EBITDA of the Parent Borrower and its Subsidiaries determined on a consolidated basis for any period of four (4) fiscal quarters during such fiscal years (determined prior to giving effect to such add-backs), and (II) (x) with respect to the aggregate contribution to Consolidated EBITDA from clauses (a)(vi) and (viii) during any 8 CHAR1\1732710v2 such period of four (4) fiscal quarters during the fiscal year of the Parent Borrower ending December 31, 2020, $30,000,000, (y) with respect to the aggregate contribution to Consolidated EBITDA from clauses (a)(vi) and (viii) during any such period of four (4) fiscal quarters during the fiscal year of the Parent Borrower ending December 31, 2021, $25,000,000, and (z) with respect to the aggregate contribution to Consolidated EBITDA from clause (a)(vii) during any such period of four (4) fiscal quarters, $10,000,000, and (B) notwithstanding anything to the contrary in the foregoing, for purposes of calculating Consolidated EBITDA for all purposes under this Agreement and the other Loan Documents at any time other than as set forth in clause (A) of this proviso, the aggregate contribution to Consolidated EBITDA from clauses (a)(vi), (vii) and (viii) of this definition shall be limited to an amount not in excess of fifteen percent (15%) of the Consolidated EBITDA of the Parent Borrower and its Subsidiaries determined on a consolidated basis for any period of four (4) fiscal quarters (determined prior to giving effect to such add-backs). “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four (4) fiscal quarters most recently ended to (b) Consolidated Interest Expense for the period of the four (4) fiscal quarters most recently ended. “Consolidated Interest Expense” means, for any period, the sum of (a) the interest expense (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations), net of cash interest income of the Parent Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (b) any interest accrued during such period in respect of Indebtedness of the Parent Borrower or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP. For purposes of the foregoing, interest expense shall be determined (a) by excluding non-cash interest expense and amortization of deferred financing costs and original issue discount and (b) after giving effect to any net payments made or received by the Parent Borrower or any Subsidiary with respect to interest rate Swap Contracts. “Consolidated Net Income” means, for any period, the net income or loss of the Parent Borrower and its Subsidiaries (excluding extraordinary gains and losses) for such period determined on a consolidated basis in accordance with GAAP; provided, that, there shall be excluded (a) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary, (b) the income or loss of any person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Parent Borrower or any Subsidiary or the date that such person’s assets are acquired by the Parent Borrower or any Subsidiary, (c) the income of any person in which any other person (other than the Parent Borrower or a wholly-owned Subsidiary or any De Minimis Holder) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Parent Borrower or a wholly-owned Subsidiary by such person during such period, (d) any gains or losses attributable to sales of assets out of the ordinary course of business in excess of $2,500,000 and (e) gains and losses, realized or unrealized, relating to fluctuations in currency values. Notwithstanding anything set forth in clause (a) above to the contrary, a Foreign Subsidiary may agree to restrict its ability to declare dividends or similar distributions without excluding the net income of such Foreign Subsidiary from Consolidated Net Income so long as (a) the agreement that restricts such ability relates to Indebtedness of such Foreign Subsidiary permitted hereunder, (b) the proceeds thereof are used, directly or indirectly through intercompany transfers, to prepay the Loans and (c) the net income of such Foreign Subsidiary for the applicable period, together with the net income of each other Foreign Subsidiary subject to a similar restriction, does not exceed ten percent (10%) of Consolidated Net Income for such period. “Consolidated Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) the secured Indebtedness (net of unrestricted cash of the Parent Borrower and its Subsidiaries of up to 9 CHAR1\1732710v2

$30,000,000) on a consolidated basis as of such date to (b) Consolidated EBITDA for the period of the four (4) fiscal quarters most recently ended. “Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) the total Indebtedness on a consolidated basis as of such date to (b) Consolidated EBITDA for the period of the four (4) fiscal quarters most recently ended. “Consolidated Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) the total Indebtedness (net of unrestricted cash of the Parent Borrower and its Subsidiaries in an aggregate amount of up to $30,000,000) on a consolidated basis as of such date to (b) Consolidated EBITDA for the period of the four (4) fiscal quarters most recently ended. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Copyrights” has the meaning assigned to such term in the Security Agreement. “Covenant Trigger Event” means both (a) a Permitted Acquisition with total consideration in an aggregate amount of at least $200,000,000 and (b) the issuance by the Parent Borrower of senior unsecured Indebtedness in an aggregate principal amount of at least $100,000,000. “Covenant Trigger Period” means, after delivery of written notice from the Parent Borrower to the Administrative Agent following the occurrence of a Covenant Trigger Event that the Parent Borrower elects to implement such period, the period from and including the date of delivery of such notice (which shall be provided by the Parent Borrower no later than the last day of the fiscal quarter in which such Covenant Trigger Event occurs) through and including the Maturity Date. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 11.28. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Danish Companies Act (2015)” has the meaning assigned to such term in the definition of “Subsidiary.” “Danish Loan Party” has the meaning specified in Section 4.01. “Danish Share Pledge Agreement (Knoll Denmark Equity Interests)” means that certain Share Pledge Agreement dated June 21, 2018 between Knoll Europe, as pledgor, the Secured Parties (as represented by the Administrative Agent), as pledgees, and the Administrative Agent, as the security agent, as may be amended, supplemented, modified, restated or replaced. “Danish Share Pledge Agreement (Muuto A/S Equity Interests)” means that certain Share Pledge Agreement dated June 21, 2018 between Knoll Denmark, as pledgor, the Secured Parties (as represented by the Administrative Agent), as pledgees, and the Administrative Agent, as the security agent, as may be amended, supplemented, modified, restated or replaced. 10 CHAR1\1732710v2

“De Minimis Holders” means, with respect to any wholly-owned Subsidiary, holders of directors’ qualifying shares and other de minimis ownership interests required to be owned under foreign Law by local residents. “Debt Issuance” means the issuance by any Loan Party or any Subsidiary of any Indebtedness other than Indebtedness permitted under Section 8.01. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both (as provided in Section 9.01), would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) two percent (2%) per annum; provided, however, that, with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus two percent (2%) per annum, in each case to the fullest extent permitted by applicable Laws and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus two percent (2%) per annum. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Parent Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days of the date when due, (b) has notified the Parent Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Parent Borrower, to confirm in writing to the Administrative Agent and the Parent Borrower that it will comply with its prospective funding obligations hereunder (provided, that, such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Parent Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided, that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity 11 CHAR1\1732710v2

Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Parent Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination. “Designated Borrower Requirements” has the meaning specified in Section 2.16(b). “Designated Jurisdiction” means any country or territory that is the subject of Sanctions. “Designated Lender” has the meaning specified in Section 2.17. “Disqualified Preferred Stock” has the meaning assigned to such term in the definition of “Indebtedness.” “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Domestic Loan Parties” means, collectively, the Parent Borrower and each Guarantor that is a Domestic Subsidiary. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of any state of the United States or the District of Columbia. If a Foreign Subsidiary becomes a Guarantor and complies with the provisions of Section 7.09 as to collateral that are applicable to Domestic Subsidiaries that are not Immaterial Domestic Subsidiaries, the Parent Borrower may elect by written notice to the Administrative Agent to treat such Subsidiary as a Domestic Subsidiary for purposes of the Loan Documents; provided, that, the Administrative Agent concludes, in its reasonable discretion, that the Lenders would have substantially the same rights against such Subsidiary pursuant to the Collateral Documents under the Law of the relevant foreign jurisdiction as the Lenders would have if such Subsidiary were organized in the United States of America. “Dutch Loan Party” means any Loan Party incorporated in the Netherlands. “Dutch Share Pledge Agreement” means that certain notarial deed of pledge dated June 26, 2018 between Knoll Overseas, Inc., a Delaware corporation, as pledgor, the Administrative Agent, as pledgee, and Knoll Europe, as the company, as may be amended, supplemented, modified, restated or replaced. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this 12 CHAR1\1732710v2 definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date hereof. “Effective Date Acquisition” means the Acquisition by the Parent Borrower of all the Equity Interests of MIE4 Holding 5 ApS and Muuto Holding ApS pursuant to the Effective Date Acquisition Documents. “Effective Date Acquisition Agreement” means that certain Share Purchase Agreement, dated as of December 10, 2017, among the Parent Borrower, Knoll Denmark, Maj Invest Equity 4 K/S, B Holding 2005 ApS, KB ApS, Unos ApS and AK Cleemann Holding ApS, including all schedules and exhibits thereto. “Effective Date Acquisition Documents” means the Effective Date Acquisition Agreement and all other documents, agreements and instruments relating to the Effective Date Acquisition, including all schedules and exhibits thereto. “Electronic Copy” has the meaning specified in Section 11.16. “Electronic Record” has the meaning specified in Section 11.16. “Electronic Signature” has the meaning specified in Section 11.16. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(ii) and (iv) (subject to such consents, if any, as may be required under Section 11.06(b)(ii)). “Eligible Currency” has the meaning specified in Section 1.08(a). “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environmental Laws” means all applicable federal, state, provincial, local and foreign Laws (including common Law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives having the force of law and orders (including consent orders), in each case, relating to protection of the environment or natural resources. “Environmental Liability” means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), arising out of or relating to (a) compliance or non- compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to 13 CHAR1\1732710v2 which liability is assumed or imposed, or for which an indemnity is granted by the Parent Borrower or any Subsidiary, with respect to any of the foregoing. “Environmental Permits” means any and all permits, licenses, approvals, registrations, notifications, exemptions and any other authorization pursuant to any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Internal Revenue Code, is treated as a single employer under Section 414 of the Internal Revenue Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the determination that a Plan is in “at risk status” as defined in Section 430 of the Internal Revenue Code (c) the filing pursuant to Section 412(d) of the Internal Revenue Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of any Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (e) the receipt by any Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA; (g) the receipt by any Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from any Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA; (h) the occurrence of a “prohibited transaction” with respect to which any Borrower, any of the Subsidiaries of such Borrower or any ERISA Affiliate is a “disqualified person” (within the meaning of Section 4975 of the Internal Revenue Code) or with respect to which such Borrower or any such Subsidiary or ERISA Affiliate could otherwise be liable; or (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of any Borrower or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBOR” has the meaning specified in the definition of Eurocurrency Rate. 14 CHAR1\1732710v2

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. “Eurocurrency Rate” means: (a) for any Interest Period with respect to a Eurocurrency Rate Loan: (i) in the case of a Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency (other than Euro), the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period) (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; (ii) in the case of a Eurocurrency Rate Loan denominated in Euro, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), or a comparable or successor rate, which rate is approved by the Administrative Agent in consultation with the applicable Borrower, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “EURIBOR Rate”) at or about 11:00 a.m., Brussels, Belgium time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in Euro (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; (iii) in the case of any other Eurocurrency Rate Loan denominated in a Non- LIBOR Quoted Currency (other than those specified above), the rate designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.08; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at about 11:00 a.m., London time determined two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market for deposits in Dollars for a term of one (1) month commencing that day; provided that (i) to the extent a comparable or successor rate is approved by the Administrative Agent in consultation with the applicable Borrower in connection herewith, the approved rate shall be applied in a manner consistent with market practice; and (ii) to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent; provided, further, that, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate.” Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency. All Loans denominated in an Alternative Currency or made to a Foreign Borrower must be Eurocurrency Rate Loans. 15 CHAR1\1732710v2

“Events of Default” has the meaning specified in Section 9.01. “Excluded Domestic Subsidiary” means a Domestic Subsidiary with no material assets other than the Equity Interests of one or more Foreign Subsidiaries. “Excluded Property” with respect to any Loan Party, including any Person that becomes a Loan Party after the Effective Date as contemplated by Section 7.09, (a) any owned real or personal property which is located outside of the United States, (b) all real property, (c) any personal property (including motor vehicles) in respect of which perfection of a Lien is not either (i) governed by the Uniform Commercial Code or (ii) effected by appropriate evidence of the Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (d) the Equity Interests of any Excluded Domestic Subsidiary or First Tier Foreign Subsidiary of a Loan Party to the extent not required to be pledged to secure the Obligations pursuant to Section 7.09, (e) any property which, subject to the terms of Section 7.09(b), is subject to a Lien of the type described in Section 8.02(a), Section 8.02(c) or 8.02(r) (but only to the extent and for so long as the grant of a security interest in such property would violate the documentation governing such Lien), (f) all Equity Interests in Spinneybeck Limited, an Irish corporation, (g) assets sold to a Person that is not a Loan Party to the extent such sale is permitted hereunder, (h) licenses, contracts and agreements which contain a valid and enforceable prohibition on the creation of a security interest therein so long as such prohibition remains in effect and is valid notwithstanding anti-assignment override provisions of the Uniform Commercial Code, (i) any United States “intent-to-use” trademark application unless and until acceptable evidence of use of the trademark has been filed with and accepted by the United States Patent and Trademark Office, and only to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such “intent-to-use” trademark application any Equity Interests in any Subsidiary which is not wholly-owned by the Parent Borrower or any Subsidiary if the Organization Documents of such non-wholly-owned Subsidiary restricts the granting of Liens on any of its Equity Interests, (j) any asset of any Guarantor that is a Foreign Subsidiary, and (k) any other asset, if any, as to which the Administrative Agent has determined in its reasonable discretion that the cost of obtaining a security interest in such asset (including mortgage, stamp, intangibles or other tax) are excessive in relation to the benefit of the Lenders of the security afforded thereby. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Loan Document by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 4.08 and any other “keepwell”, support or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes 16 CHAR1\1732710v2 imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Parent Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii) or Section 3.01(c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement. “Existing Letters of Credit” means the letters of credit described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on Schedule 1.01(b). “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Fee Letter” means that certain letter agreement, dated December 27, 2017, among the Parent Borrower, BofA Securities (as successor in interest to Merrill Lynch, Pierce, Fenner & Smith Incorporated) and Bank of America. “Fees” means the Commitment Fees, the Letter of Credit Fees and any other fees payable by a Loan Party pursuant to a fee agreement entered into with the Administrative Agent, any Arranger or any Lender. “First Amendment Effective Date” means August 26, 2019. “First Tier Excluded Domestic Subsidiary” means each Excluded Domestic Subsidiary that is owned directly by any Domestic Loan Party. “First Tier Foreign Subsidiary” means each Foreign Subsidiary that is owned directly by any Domestic Loan Party. “Foreign Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement. “Foreign Borrower Notice” means the notice substantially in the form of Exhibit 2.16-2 attached hereto. “Foreign Borrower Request and Assumption Agreement” means the notice substantially in the form of Exhibit 2.16-1 attached hereto. 17 CHAR1\1732710v2

“Foreign Borrower Sublimit” means an amount equal to the lesser of the Aggregate Revolving Commitments and $300,000,000. The Foreign Borrower Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments. “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which the applicable Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Obligor” means each Foreign Borrower and each other Loan Party that is a Foreign Subsidiary. “Foreign Pension Plan” means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States by the Parent Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Parent Borrower or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “GSA Transaction” means any transaction entered into in the ordinary course of business of the Parent Borrower or any of its Subsidiaries, pursuant to which the Parent Borrower or such Subsidiary sells, 18 CHAR1\1732710v2 transfers or otherwise disposes of, in favor of a third party, one or more contracts entered into in the ordinary course of business of the Parent Borrower or such Subsidiary with the United States government, or any state or local government, for the lease of, or deferred payment for, the Parent Borrower’s or such Subsidiary’s inventory; provided, however, that, (a) any such transaction which, when aggregated with all GSA Transactions consummated during the same fiscal year, involves a sale price or similar consideration in excess of $5,000,000 shall require the Administrative Agent’s approval (such approval not to be unreasonably withheld) in order to constitute a “GSA Transaction” under this Agreement, and (b) if the Parent Borrower or any of its Subsidiaries exceed the threshold described in the preceding clause (a) in any fiscal year, then any modification to any such transaction during such fiscal year that (i) changes the nature or character of such transaction or (ii) contains any material increase in the burden of the Parent Borrower or its Subsidiaries under such transaction shall require the Administrative Agent’s approval (such approval not to be unreasonably withheld) in order for such modified transaction to continue to constitute a “GSA Transaction” under this Agreement. “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor Joinder Agreement” means a joinder agreement substantially in the form of Exhibit 7.09 executed and delivered by a Domestic Subsidiary in accordance with the provisions of Section 7.09. “Guarantors” means (a) each Subsidiary of the Parent Borrower identified as a “Guarantor” on the signature pages hereto and each other Person that joins as a Guarantor pursuant to Section 7.09, together with their successors and permitted assigns, (b) with respect to obligations under any Swap Contract or Treasury Management Agreement between any Qualifying Counterparty and any Loan Party or any Subsidiary, the Parent Borrower, (c) with respect to any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.08) under the Guaranty, the Parent Borrower, (d) with respect to the Obligations of all other Loan Parties, the Parent Borrower (e) with respect to the Obligations of any Foreign Obligor, each other Foreign Obligor, (f) with respect to obligations under any Swap Contract or Treasury Management Agreement between any Qualifying Counterparty and any Foreign Obligor or any Foreign Subsidiary, each Foreign Obligor and (g) the successors and permitted assigns of the foregoing. “Guaranty” means the Guaranty made by the Guarantors in favor of the Administrative Agent, the Lenders, the L/C Issuer and any Qualifying Counterparties pursuant to Article IV. 19 CHAR1\1732710v2

“Hazardous Materials” means (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, mold, radioactive materials, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste of any kind that is prohibited or regulated as hazardous by or pursuant to, or that could give rise to liability under, any Environmental Law. “Honor Date” has the meaning set forth in Section 2.03(c)(i). “Immaterial Domestic Subsidiary” means any Domestic Subsidiary of the Parent Borrower that (a) for the period of four (4) consecutive fiscal quarters most recently ended contributed less than (i) five percent (5.0%) of Consolidated EBITDA individually or (ii) ten percent (10.0%) of Consolidated EBITDA in the aggregate when taken together with all other wholly-owned Domestic Subsidiaries of the Parent Borrower that are not Guarantors hereunder, and (b) individually holds tangible assets with an aggregate fair market value of less than (i) five percent (5.0%) of the aggregate fair market value of the total tangible assets of the Parent Borrower and its Subsidiaries on a consolidated basis or (ii) ten percent (10.0%) of the aggregate fair market value of the total tangible assets of the Parent Borrower and its Subsidiaries on a consolidated basis when taken together with all other wholly-owned Domestic Subsidiaries of the Parent Borrower that are not Guarantors hereunder. “Immaterial Foreign Subsidiary” means any Foreign Subsidiary of the Parent Borrower that, when taken together with all other Foreign Subsidiaries of the Parent Borrower that are not Guarantors hereunder, (a) for the period of four (4) consecutive fiscal quarters most recently ended contributed less than ten percent (10.0%) of Consolidated EBITDA and (b) holds tangible assets with an aggregate fair market value of less than ten percent (10.0%) of the aggregate fair market value of the total tangible assets of the Parent Borrower and its Subsidiaries on a consolidated basis. “Incremental Funds Certain Provision” has the meaning specified in Section 2.01(d). “Incremental Term Loan” has the meaning specified in Section 2.01(d). “Incremental Term Loan Commitment” means, as to each Lender, its obligation to make a portion of any given Incremental Term Loan to the Borrowers pursuant to Section 2.01(d). “Incremental Term Note” has the meaning specified in Section 2.11(a)(v). “Indebtedness” of any person means, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed (it being understood that, unless such person shall have assumed such obligations, the amount of such Indebtedness shall be the lesser of (x) the fair market value of the property securing such Indebtedness and (y) the stated principal amount of such Indebtedness), (f) all Guarantees by such person of Indebtedness of others, (g) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (h) all outstanding reimbursement obligations of such person as an account party in respect of letters of credit, (i) all obligations of such person in respect of bankers’ acceptances, (j) all obligations of such person under or in respect of Swap Contracts and (k) the liquidation value of all redeemable preferred Equity Interests of such person, to the extent mandatorily redeemable in cash (other than as a result of a change of 20 CHAR1\1732710v2 control if the documentation regarding such preferred Equity Interests provides for no payment unless, prior to any such payment, all Loans and other Obligations under this Agreement and the other Loan Documents are paid in full in cash or the Lenders consent to such payment) on or prior to the Maturity Date (“Disqualified Preferred Stock”). For purposes of determining the amount of Indebtedness of any person under clause (j) of the preceding sentence, the amount of the obligations of such person in respect of any Swap Contract at any time shall be zero prior to the time any counterparty to such Swap Contract shall be entitled to terminate such Swap Contract and, thereafter, shall be the maximum aggregate amount (giving effect to any netting agreements) that such person would be required to pay if such Swap Contract were terminated at such time. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner only to the extent such person is liable therefor by contract, as a matter of Law or otherwise, and shall not include any Indebtedness of such partnership that is expressly non-recourse to such person. For clarification purposes, the liability of any Borrower or any Guarantor to make any periodic payments to licensors in consideration for the license of Patents and technical information under license agreements and any amount payable in respect of a settlement of disputes with respect to such payments thereunder, shall not constitute Indebtedness. Notwithstanding any other provision of this Agreement to the contrary, (i) the term “Indebtedness” shall not be deemed to include (a) any earn-out obligation until such obligation has been earned and is due, (b) any deferred compensation arrangements, (c) any non compete or consulting obligations incurred in connection with Permitted Acquisitions, (d) “teaming agreements” pursuant to which the Parent Borrower or any Subsidiary agrees with another supplier of services to provide services (including the sale of inventory) to a third person and pursuant to such agreement shall be responsible to the third person for the performance of the obligations of such other supplier, (e) warranty claims, (f) product guarantees, guarantees (including performance guarantees or bonds) by a person of obligations not constituting Indebtedness of the Parent Borrower or any Subsidiary, (g) obligations under joint development agreements pursuant to which the Parent Borrower or any Subsidiary agrees to develop a product, and (h) obligations under any GSA Transaction, and (ii) the amount of Indebtedness for which recourse is limited either to a specified amount or to an identified asset of such person shall be deemed to be equal to such specified amount or the fair market value of such identified asset, as the case may be. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Indemnitees” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07. “Intellectual Property” has the meaning assigned to such term in Section 6.07(d). “Interest Payment Date” means (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that, if any Interest Period for a Eurocurrency Rate Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date. “Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one (1), two (2), three (3), six (6) or twelve (12) months thereafter (in each case, subject to availability for the interest rate applicable to the relevant currency), as selected by the applicable 21 CHAR1\1732710v2

Borrower in its Loan Notice, or such other period that is twelve (12) months or less requested by the applicable Borrower and consented to by all of the affected Lenders; provided, that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period pertaining to a Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (iii) no Interest Period with respect to any Revolving Loan shall extend beyond the Maturity Date; (iv) no Interest Period with respect to any Term Loan shall extend beyond the Maturity Date; (v) no Interest Period with respect to any Incremental Term Loan shall extend beyond the maturity date of such Incremental Term Loan as set forth in the joinder document(s) and/or commitment agreement(s) executed by the applicable Borrower and the applicable Lenders in connection therewith; and (vi) with respect to Alternative Currencies for which the Eurocurrency Rate is not an option, the Borrowers may select published Interest Periods customarily used by the Administrative Agent for such Alternative Currency. “Internal Revenue Code” means the Internal Revenue Code of 1986. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Loan Party or any of its Subsidiaries. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). 22 CHAR1\1732710v2

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Parent Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit. “Knoll Denmark” has the meaning specified in the introductory paragraph hereto. “Knoll Europe” has the meaning specified in the introductory paragraph hereto. “Knoll Overseas” means Knoll Overseas, Inc., a Delaware corporation. “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Revolving Lender, such Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing of Revolving Loans. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Issuer” means, as to Letters of Credit issued hereunder (including Existing Letters of Credit), (a) Bank of America, through itself or through one of its designated Affiliates or branch offices, in its capacity as issuer of Letters of Credit hereunder, together with its successors in such capacity or (b) any other Revolving Lender (other than a Defaulting Lender) selected by the Parent Borrower (with the prior written consent of the Administrative Agent, not to be unreasonably withheld) pursuant to Section 2.03(n) from time to time to issue such Letter of Credit (provided, that, no Revolving Lender shall be required to become an L/C Issuer pursuant to this clause (b) or continue to act as an L/C Issuer without such Revolving Lender’s consent; provided, that, if an L/C Issuer other than Bank of America resigns or assigns its rights under this Agreement, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all of its Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto until a substitute for such Letters of Credit has been issued or such other arrangements have been made for a successor L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit), or any successor issuer thereof. In the event there is more than one L/C Issuer at any time, references herein and in the other Loan Documents to the “L/C Issuer” shall be deemed to refer to the L/C Issuer in respect of the applicable Letter of Credit, or to all L/C Issuers, as the context may require. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. 23 CHAR1\1732710v2

“Lenders” means (a) each of the Persons identified as a “Lender” on the signature pages hereto and each other Person party hereto as a “Lender” holding a Commitment pursuant to a lender joinder agreement, commitment agreement or other agreement executed by the Parent Borrower, (b) each Additional Lender and (c) their successors and assigns and, as the context requires, includes the Swing Line Lender. The term “Lender” shall include any Designated Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Parent Borrower and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” means any standby letter of credit issued hereunder by the L/C Issuer and shall include the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency. “Letter of Credit Application” means an application and agreement for the issuance, extension or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Expiration Date” means the date which is thirty (30) days prior to the Maturity Date (or, if such date is not a Business Day, the next preceding Business Day) unless prior to such time the Borrowers provided Cash Collateral to the Administrative Agent in an amount equal to one hundred five percent (105%) of the face amount of all Letters of Credit expiring after the thirtieth (30th) day prior to the Maturity Date, in which case the expiry date of such Letters of Credit shall be no later than the first anniversary of the Maturity Date. “Letter of Credit Fee” has the meaning specified in Section 2.03(i). “Letter of Credit Report” means a certificate substantially in the form of Exhibit 2.03(m) or any other form approved by the Administrative Agent. “Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $50,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments. “LIBOR” has the meaning specified in the definition of Eurocurrency Rate. “LIBOR Quoted Currency” means Dollars, Euro and Sterling, in each case as long as there is a published LIBOR rate with respect thereto. “LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or 24 CHAR1\1732710v2 that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement). “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Limited Condition Transaction” has the meaning specified in Section 2.01(d). “Loan” means an extension of credit by a Lender to a Borrower under Article II in the form of a Revolving Loan, a Swing Line Loan, the U.S. Term Loan, the Multicurrency Term Loan or an Incremental Term Loan, if any. “Loan Documents” means this Agreement, each Note, each Issuer Document, each Guarantor Joinder Agreement, each Foreign Borrower Request and Assumption Agreement, any subordination agreement or other agreement relating to subordinated Indebtedness permitted hereunder executed by the Administrative Agent, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement, the Collateral Documents and the Fee Letter. “Loan Notice” means a notice of (a) a Borrowing of Revolving Loans, the U.S. Term Loan, the Multicurrency Term Loan or any Incremental Term Loan, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, in each case pursuant to Section 2.02(b), which shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower. “Loan Parties” means, collectively, the Parent Borrower, each Foreign Borrower and each Guarantor. “Margin Stock” has the meaning assigned to such term in Regulation U. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the business, operations, assets, financial condition or results of operations of the Parent Borrower and the Subsidiaries, taken as a whole or (b) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower or any other Loan Party under any Loan Document to which it is or will be a party. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit) of any one or more of the Parent Borrower and the Subsidiaries in an aggregate principal amount exceeding $25,000,000. “Material Subsidiary” means, at any time, any Subsidiary which at such time shall be a “significant subsidiary” of the Parent Borrower within the meaning of Regulation S-X of the SEC as in effect on the date hereof; provided, that, the Parent Borrower agrees that the Parent Borrower and its Material 25 CHAR1\1732710v2

Subsidiaries shall at all times have assets during the term of this Agreement constituting at least ninety percent (90%) of the Parent Borrower’s consolidated total assets; provided, further, that, each Subsidiary which owns any Intellectual Property (other than Intellectual Property with an aggregate fair market value of less than $5,000,000) shall be deemed to be a Material Subsidiary hereunder. “Maturity Date” means August 26, 2024; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Maximum Rate” has the meaning specified in Section 11.09. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to one hundred two percent (102%) of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.14(a)(i), (a)(ii) or (a)(iii), an amount equal to one hundred two percent (102%) of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multicurrency Term Loan” has the meaning specified in Section 2.01(c). “Multicurrency Term Loan Assumption Agreement” means that certain Foreign Borrower Request and Assumption Agreement dated as of August 28, 2018 by the Parent Borrower, Knoll Denmark and Muuto A/S. “Multicurrency Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Multicurrency Term Loan to Knoll Denmark pursuant to Section 2.01(c), in the principal amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the Multicurrency Term Loan Commitments of all of the Lenders as in effect on the Effective Date is EIGHTY- ONE MILLION SEVEN HUNDRED THIRTY-TWO THOUSAND FOUR HUNDRED EIGHT EURO (EUR 81,732,408). As of the First Amendment Effective Date, the aggregate outstanding principal amount of the Multicurrency Term Loan is EUR 76,624,132.50. “Multicurrency Term Note” has the meaning specified in Section 2.11(a)(iv). “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Muuto A/S” means Muuto A/S, a Danish public limited company. “Muuto Entities” means MIE4 Holding 5 ApS, Muuto Holding ApS and any of their respective Subsidiaries. “Muuto Merger” means the merger of the Muuto Entities into Muuto A/S. “Net Cash Proceeds” means the aggregate cash proceeds received by any Loan Party or any Domestic Subsidiary in respect of any Asset Sale, Involuntary Disposition or Debt Issuance (including any cash received in respect of any non-cash proceeds, but only as and when received), net of (a) direct costs incurred in connection therewith (including legal, accounting, consulting and investment banking fees, and sales commissions, placement fees and net of underwriting discounts), (b) taxes paid or payable as a result 26 CHAR1\1732710v2 thereof, (c) in the case of any Asset Sale or Involuntary Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien on the related property, (d) in the case of any Asset Sale, any payments to be made by any Loan Party or any Domestic Subsidiary as agreed between such Person and the purchaser of any assets subject to such Asset Sale, and (e) the amount of any reasonable reserves established by the Parent Borrower and its Subsidiaries in accordance with GAAP (x) associated with the assets that are the subject of such event and (y) retained by the Parent Borrower or any Subsidiary to fund contingent liabilities that are directly attributable to such event and that are reasonably estimated to be payable by the Parent Borrower or any Subsidiary within eighteen (18) months following the date that such event occurred; provided that any amount by which such reserves are reduced for reasons other than payment of any such contingent liabilities shall be considered “Net Cash Proceeds” on the date of such reduction. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii). “Non-LIBOR Quoted Currency” means any currency other than a LIBOR Quoted Currency. “Note” or “Notes” means the Revolving Notes, the Term Notes, the Swing Line Note and/or the Incremental Term Notes (if any), individually or collectively, as appropriate. “Notice of Additional L/C Issuer” means a certificate substantially the form of Exhibit 2.03(n) or any other form approved by the Administrative Agent. “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit 2.05 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include, unless the parties thereto agree otherwise, (a) all obligations under any Swap Contract between any Loan Party or any Subsidiary and any Qualifying Counterparty that is permitted to be incurred pursuant to Section 8.01(d) and (b) all obligations under any Treasury Management Agreement between any Loan Party or any Subsidiary and any Qualifying Counterparty; provided, however, that, the “Obligations” of a Loan Party shall exclude (x) any Excluded Swap Obligations with respect to such Loan Party and (y) Swap Contracts with respect to the securities of the Parent Borrower or any Subsidiary. “OFAC” means the United States Department of Treasury’s Office of Foreign Assets Control. 27 CHAR1\1732710v2

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 11.28. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non- U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means (i) with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any Loans occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by any Borrower of Unreimbursed Amounts. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in such Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market. “Parent Borrower” has the meaning specified in the introductory paragraph hereto. “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “Participating Member State” means each state so described in any EMU Legislation. 28 CHAR1\1732710v2

“Patents” has the meaning assigned to such term in Security Agreement. “Patriot Act” has the meaning specified in Section 11.17. “PBGC” means the Pension Benefit Guaranty Corporation referred to an defined in ERISA or any successor thereto. “Permitted Acquisition” means the Effective Date Acquisition and any other Acquisition that either has been approved in writing by the Required Lenders or with respect to which all of the following conditions shall have been satisfied: (a) the board of directors (or other comparable governing body) of the Person whose assets or line of business or Equity Interests are the subject of such Acquisition shall have duly approved such Acquisition; (b) the property acquired in such Acquisition is used or useful in the same or a related line of business as the Parent Borrower and its Subsidiaries were engaged in as of the Effective Date (or any reasonable extensions or expansions thereof); (c) no Default or Event of Default shall have occurred and be continuing or would result from such Acquisition (except, in the case of an Acquisition subject to the Incremental Funds Certain Provision, in which case there is no Default or Event of Default immediately before or immediately after giving effect to the execution and delivery of the applicable Acquisition Agreement and there is no Specified Event of Default on the date the applicable Acquisition is consummated); and (d) after giving effect to such Acquisition on a Pro Forma Basis, (i) at all times prior to the Covenant Trigger Period, the Parent Borrower is in Pro Forma Compliance with the covenants set forth in Section 8.10; and (ii) at all times during the Covenant Trigger Period, the Parent Borrower is in Pro Forma Compliance with the covenants set forth in Section 8.10, and the Consolidated Total Net Leverage Ratio shall not exceed (A) with respect to any Acquisition during the period from the Effective Date through and including the date that is one (1) year after the Effective Date, 5.25 to 1.0, and (B) with respect to any Acquisition thereafter, 5.00 to 1.0; in each case, in the case of an Acquisition subject to the Incremental Funds Certain Provision, the date of determination of compliance with the covenants set forth in Section 8.10 on a Pro Forma Basis shall, at the option of the Parent Borrower, be the date of execution of such Acquisition Agreement, and such determination shall be made after giving effect to such Acquisition (and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof)) on a Pro Forma Basis. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America) or, in the case of a Foreign Subsidiary, marketable direct obligations issued by or unconditionally guaranteed 29 CHAR1\1732710v2 by the government of the country of such Foreign Subsidiary or backed by the full faith and credit of the government of the country of such Foreign Subsidiary, in each case maturing within one (1) year from the date of acquisition thereof; (b) Investments in commercial paper maturing within one (1) year from the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from S&P or from Moody’s or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of Investments; (c) Investments in certificates of deposit, Eurocurrency deposits, overnight bank deposits or banker’s acceptances, demand deposits and time deposits maturing within one (1) year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any Lender or any other commercial bank organized under the Laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 or issued by or offered by a bank organized under the Laws of any foreign country recognized by the United States the long-term debt of which is rated at least “A” or the equivalent by S&P or “A” or the equivalent thereof by Moody’s having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000 or the foreign currency equivalent thereof; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above; (e) Investments in marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one (1) year from the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from S&P or from Moody’s; (f) Investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in Investments of the type described in clauses (a) through (e) above; (g) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments of a type analogous to the foregoing; and (h) solely with respect to any Foreign Subsidiary, non-Dollar denominated (i) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the Laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Foreign Bank”) and maturing within twelve (12) months of the date of acquisition and (ii) equivalents of demand deposit accounts which are maintained with an Approved Foreign Bank. “Permitted Liens” means, at any time, Liens in respect of property of any Loan Party or any of its Subsidiaries permitted to exist at such time pursuant to the terms of Section 8.02. 30 CHAR1\1732710v2

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” has the meaning specified in Section 7.04. “Pro Forma Basis” means, for purposes of calculating the financial covenants set forth in Section 8.10 (including for purposes of determining the Applicable Rate), that any Asset Sale, Involuntary Disposition, Acquisition, Restricted Payment, increase in the Aggregate Revolving Commitments or incurrence of an Incremental Term Loan pursuant to Section 2.01(d) or incurrence of Indebtedness, or any other transaction subject to calculation on a “Pro Forma Basis” as indicated herein, shall be deemed to have occurred as of the first day of the most recent four (4) fiscal quarter period preceding the date of such transaction for which the Parent Borrower was required to deliver financial statements pursuant to Section 7.04(a) or (b). In connection with the foregoing, (a) with respect to any Asset Sale or Involuntary Disposition, income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction, (b) with respect to any Acquisition, income statement items attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (i) such items are not otherwise included in such income statement items for the Parent Borrower and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (ii) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent, and (c) any Indebtedness incurred, assumed or discharged by the Parent Borrower or any Subsidiary (including the Person or property acquired) in connection with such transaction (i) shall be deemed to have been assumed, incurred or discharged as of the first day of the applicable period and (ii) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination. For purposes of determining compliance with the covenants set forth in Section 8.10 (and the computations made for purposes of determining the Applicable Rate), all calculations shall be made on a Pro Forma Basis after giving effect to the Transactions, (subject, in the case of the Transactions, to the limitations contained in clause (a)(iv) of the definition of Consolidated EBITDA). “Pro Forma Compliance” means, at any date of determination, that the Parent Borrower shall be in pro forma compliance with the covenants set forth in Section 8.10 as of the date of such determination or the last day of the most recent fiscal quarter-end, as the case may be (computed on the basis of (a) balance sheet amounts as of such date and (b) income statement amounts for the most recently completed period of four (4) consecutive fiscal quarters for which financial statements shall have been delivered to the Administrative Agent and calculated on a Pro Forma Basis in respect of the event giving rise to such determination). “Pro Forma Compliance Certificate” means a certificate of a Responsible Officer of the Parent Borrower containing reasonably detailed calculations of the financial covenants set forth in Section 8.10 as of the most recent fiscal quarter end for which the Parent Borrower was required to deliver financial statements pursuant to Section 7.04(a) or (b) after giving effect to the applicable transaction on a Pro Forma Basis. 31 CHAR1\1732710v2

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 7.04. “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualifying Counterparty” means (a) any Person that was a Lender or an Affiliate of a Lender at the time the applicable Swap Contract or Treasury Management Agreement was entered into with any Loan Party or any Subsidiary and (b) any Lender on the Effective Date or Affiliate of such Lender that is party to a Swap Contract or Treasury Management Agreement with any Loan Party or any Subsidiary in existence on the Effective Date. “Rate Determination Date” means, with respect to any Interest Period, two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Refinancing Indebtedness” has the meaning specified in Section 8.01(n). “Register” has the meaning specified in Section 11.06(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within, under, from or upon any building, structure, facility or fixture. “Release of Collateral Event” means any time that (a) no Default or Event of Default has occurred and is continuing and (b) the Parent Borrower simultaneously maintains the Requisite Ratings. “Released Guarantors” means each of Knoll Overseas and Knoll Middle East, LLC, a Delaware limited liability company. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement. “Removal Effective Date” means as provided in Section 10.06(b). 32 CHAR1\1732710v2

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Lenders” means, at any time, Lenders holding in the aggregate more than fifty percent (50%) of (a) the unfunded Commitments and the outstanding Loans, L/C Obligations and participations therein or (b) if the Commitments have been terminated, the outstanding Loans, L/C Obligations and participations therein. The unfunded Commitments of, and the outstanding Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Revolving Lenders” means, at any time, Revolving Lenders holding in the aggregate more than fifty percent (50%) of (a) the unfunded Aggregate Revolving Commitments, the outstanding Revolving Loans and participations in L/C Obligations and Swing Line Loans or (b) if the Aggregate Revolving Commitments have been terminated, the outstanding Revolving Loans and participations in L/C Obligations and Swing Line Loans. The unfunded Revolving Commitments of, and the outstanding Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders; provided, that, the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the L/C Issuer, as the case may be, in making such determination. “Requisite Ratings” means (a) a corporate rating on the Parent Borrower’s senior unsecured (non- credit enhanced) debt of at least BBB- from S&P or an equivalent rating from S&P in the event S&P changes its rating system and (b) a corporate family rating on the Parent Borrower’s senior unsecured (non- credit enhanced) debt of at least Baa3 from Moody’s or an equivalent rating from Moody’s in the event Moody’s changes its rating system, in each case with a stable or better outlook (or the equivalent thereof). “Resignation Effective Date” means as provided in Section 10.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) for purposes of any Compliance Certificate, the chief financial officer or treasurer of the Parent Borrower, (b) for all other purposes hereunder, the chief executive officer, president, chief financial officer, treasurer, any vice president or secretary of a Loan Party or the Director of Banking and Credit of the Parent Borrower and (c) solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent. “Restricted Indebtedness” means Indebtedness of the Parent Borrower or any Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 8.06. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property, but excluding any payment in Equity Interests (other than Disqualified Preferred Stock) in the 33 CHAR1\1732710v2

Parent Borrower) with respect to any Equity Interests in the Parent Borrower or any Subsidiary, or any payment (whether in cash, securities or other property, other than a payment in Equity Interests (other than Disqualified Preferred Stock) in the Parent Borrower), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Parent Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Parent Borrower or any Subsidiary. “Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Revolving Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine. “Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to a Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Revolving Commitments in effect on the Effective Date is FOUR HUNDRED MILLION DOLLARS ($400,000,000). “Revolving Lenders” means those Lenders with Revolving Commitments, together with their successors and permitted assigns. The initial Revolving Lenders are identified on the signature pages hereto and are set out in Schedule 2.01. “Revolving Loan” has the meaning specified in Section 2.01(a). “Revolving Note” has the meaning specified in Section 2.11(a)(i). “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in such Alternative Currency. “Sanction(s)” means any sanctions administered or enforced by the government of the United States, including OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Canadian Government or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. 34 CHAR1\1732710v2

“Secured Party Designation Notice” means a notice substantially in the form of Exhibit 9.02 executed and delivered by a Qualifying Counterparty. “Security Agreement” means the amended and restated pledge and security agreement dated as of the Effective Date executed in favor of the Administrative Agent, for the benefit of the holders of the Obligations, by each of the Loan Parties, as amended, modified or reaffirmed from time to time, including pursuant to any reaffirmation agreement. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body. “SOFR-Based Rate” means SOFR or Term SOFR. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Specified Event of Default” means an Event of Default arising under Section 9.01(b), (c), (g) or (h). “Specified Loan Party” has the meaning specified in Section 4.08. “Specified Representations” means the representations of the Loan Parties contained in Section 6.01, 6.02(a), 6.02(b)(i), 6.03, 6.04, 6.09(a) (insofar as it relates to the execution, delivery and performance of the Loan Documents), 6.11, 6.12, 6.13, 6.19, 6.22, 6.23, 6.24 and 6.28. “Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided, that, the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subordinating Loan Party” has the meaning specified in Section 11.26. “Subsidiary” of a Person means (a) a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person or (b) in respect of a Borrower or Guarantor incorporated in Denmark, a subsidiary (in Danish: dattervirksomhed) within the meaning of section 5(3) of Consolidated Act No. 1089 of 14 September 2015 on public and private limited liability companies as amended and supplemented from time to time (the “Danish Companies Act (2015)”). Unless otherwise specified, all 35 CHAR1\1732710v2 references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower. “Supported QFC” has the meaning specified in Section 11.28. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “SWIFT” means as provided in Section 2.03(f). “Swing Line Lender” means Bank of America, through itself or through one of its designated Affiliates or branch offices, in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit 2.04 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Parent Borrower. “Swing Line Note” has the meaning specified in Section 2.11(a)(iii). “Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the Aggregate Revolving Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments. “Synthetic Lease” means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such person is the lessor. “Synthetic Lease Obligations” means, as to any Person, an amount equal to the sum of (a) the obligations of such Person to pay rent or other amounts under any Synthetic Lease which are attributable 36 CHAR1\1732710v2 to principal and, without duplication, (b) the amount of any purchase price payment under any Synthetic Lease assuming the lessee exercises the option to purchase the leased property at the end of the lease term. “Synthetic Purchase Agreement” means any swap, derivative or other agreement or combination of agreements pursuant to which the Parent Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a person other than the Parent Borrower or any Subsidiary of any Equity Interest or Restricted Indebtedness of the Parent Borrower or a Subsidiary or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest or Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness of the Parent Borrower or a Subsidiary; provided, that, no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of the Parent Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement. “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan Commitment” means, as to each Lender, any U.S. Term Loan Commitment and/or Multicurrency Term Loan Commitment of such Lender. “Term Loans” means, collectively, the U.S. Term Loan and the Multicurrency Term Loan. “Term Notes” means the U.S. Term Notes and/or the Multicurrency Term Notes, individually or collectively, as appropriate “Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion. “Total Revolving Outstandings” means the aggregate Outstanding Amount of all Revolving Loans, all Swing Line Loans and all L/C Obligations. “Trademarks” has the meaning assigned to such term in the Security Agreement. “Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and, in the case of the applicable Borrowers, the making of the initial Borrowings hereunder, (b) the repayment of all amounts then due and owing under the Existing Credit Agreement, (c) the Effective Date Acquisition and the subsequent merger of the Muuto Entities and (d) the payment of related fees and expenses. “Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, overnight draft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, 37 CHAR1\1732710v2 lockbox, account reconciliation and reporting and trade finance services and other cash management services. “Type” means, with respect to any Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.28. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III). “U.S. Term Loan” has the meaning specified in Section 2.01(b). “U.S. Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the U.S. Term Loan to the Parent Borrower pursuant to Section 2.01(b), in the principal amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the U.S. Term Loan Commitments of all of the Lenders as in effect on the Effective Date is TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000). As of the First Amendment Effective Date, the aggregate outstanding principal amount of the U.S. Term Loan is $234,375,000. “U.S. Term Note” has the meaning specified in Section 2.11(a)(iii). “Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency. “wholly owned Subsidiary” of any person means a subsidiary of such person of which securities (except for directors’ qualifying shares and other de minimis ownership interests required to be owned under foreign Law by local residents) or other ownership interests representing one hundred percent (100%) of the Equity Interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person. 38 CHAR1\1732710v2

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any Law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal property and tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) In respect of a Dutch Loan Party, a reference in this Agreement to: (i) the “suspension of payments” or a “moratorium” includes surséance van betaling and emergency regulations (noodregeling); 39 CHAR1\1732710v2

(ii) an “conservator” includes a bewindvoerder; (iii) a “receiver” or “trustee” includes a curator; and (iv) “a winding up”, “administration”, “liquidation” or “dissolution” includes failliet verklaard and ontbonden. (d) In this Agreement, where it relates to a Borrower or a Guarantor incorporated in Denmark, a reference to (i) a “winding-up”, “liquidation” or “dissolution” includes konkurs and rekonstruktion, (ii) a “receiver”, “administrator”, “trustee”, “custodian”, “sequestrator” and “conservator” includes a kurator and a rekonstruktør, (iii) “gross negligence” means grov uagtsomhed, (iv) “wilful misconduct” means forsæt and (v) “merger” includes fusion. (e) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (f) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements; provided, however, that, calculations of Synthetic Lease Obligations shall be made by the Parent Borrower in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease Obligations and in the event any accounting term is not defined by GAAP, it shall have the definition mutually agreed upon by the Parent Borrower and the Administrative Agent. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) or other calculation contained herein, Indebtedness (including without limitation the principal amount of any bonds, notes, loan agreements or convertible or hybrid equity issuances) of the Parent Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Parent Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Parent Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Parent Borrower shall provide to the Administrative Agent and the Lenders financial 40 CHAR1\1732710v2 statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. (c) Calculations. Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of the financial covenants set forth in Section 8.10 and the Consolidated Total Leverage Ratio (for purposes of determining the Applicable Rate) shall be made on a Pro Forma Basis. 1.04 Rounding. Any financial ratios required to be maintained by the Parent Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated an Alternative Currency. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable. The maximum amount of Indebtedness, Investments and other threshold amounts that the Parent Borrower and the Subsidiaries may incur under Article VIII shall not be deemed to be exceeded, with respect to any outstanding Indebtedness, Investments and other threshold amounts solely as a result of fluctuations in the exchange rate of currencies. When calculating capacity for the incurrence of additional Indebtedness, Investments and other threshold amounts by the Parent Borrower and any Subsidiary, the exchange rate of currencies shall be measured as of the date of such calculation. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the L/C Issuer, as the case may be. 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 41 CHAR1\1732710v2

1.07 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that, with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.08 Additional Alternative Currencies. (a) The Parent Borrower may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided, that, (i) such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (ii) such requested currency shall only be a LIBOR Quoted Currency to the extent that there is published LIBOR rate for such currency (each such currency, an “Eligible Currency”). In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent and the Revolving Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Administrative Agent and the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency), (A) such currency no longer being readily available, freely transferable and convertible into Dollars, (B) a Dollar Equivalent is no longer readily calculable with respect to such currency, (C) providing such currency is impracticable for the Lenders or (D) no longer a currency in which the Required Lenders are willing to make such Credit Extensions (each of (A), (B), (C), and (D) a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Parent Borrower, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within ten (10) Business Days after receipt of such notice from the Administrative Agent, the Borrowers shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days (or such shorter notice period as the Administrative Agent may agree in its sole discretion) prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Revolving Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof. Each Revolving Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Revolving Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by 42 CHAR1\1732710v2 such Revolving Lender or the L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify the Parent Borrower and (i) the Administrative Agent and such Lenders may amend the definition of Eurocurrency Rate for any Non-LIBOR Quoted Currency to the extent necessary to add the applicable Eurocurrency Rate for such currency and (ii) to the extent the definition of Eurocurrency Rate reflects the appropriate interest rate for such currency or has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be a LIBOR Quoted Currency or a Non-LIBOR Quoted Currency, as applicable, for purposes of any Borrowings of Eurocurrency Rate Loans. If the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Parent Borrower and (A) the Administrative Agent and the L/C Issuer may amend the definition of Eurocurrency Rate for any Non-LIBOR Quoted Currency to the extent necessary to add the applicable Eurocurrency Rate for such currency and (B) to the extent the definition of Eurocurrency Rate reflects the appropriate interest rate for such currency or has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be a LIBOR Quoted Currency or a Non-LIBOR Quoted Currency, as applicable, for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.08, the Administrative Agent shall promptly so notify the Parent Borrower. 1.09 Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Loans. (a) Revolving Loans. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Parent Borrower or a Foreign Borrower in Dollars or in one or more Alternative Currencies from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender’s Revolving Commitment; provided, however, that, after giving effect to any Borrowing of Revolving Loans, (i) the Total Revolving Outstandings shall not exceed the aggregate Revolving Commitments (such aggregate amount, as it may be increased or decreased as provided herein, the “Aggregate Revolving Commitments”), (ii) the Dollar Equivalent of Total Revolving Outstandings denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit, (iii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Commitment and (iv) the aggregate Outstanding Amount of all Revolving Loans made to the Foreign Borrowers shall not exceed the Foreign Borrower Sublimit. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, each Borrower may borrow under this Section 2.01(a), prepay under Section 2.05, and reborrow under this 43 CHAR1\1732710v2

Section 2.01(a). Revolving Loans may be Base Rate Loans or Eurocurrency Rate Loans, or a combination thereof, as further provided herein. (b) U.S. Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “U.S. Term Loan”) to the Parent Borrower in Dollars on the Effective Date in an amount not to exceed such Lender’s U.S. Term Loan Commitment. Amounts repaid on the U.S. Term Loan may not be reborrowed. The U.S. Term Loan may consist of Base Rate Loans or Eurocurrency Rate Loans, or a combination thereof, as further provided herein. (c) Multicurrency Term Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make its portion of a term loan (the “Multicurrency Term Loan”) to Knoll Denmark in Euro on the Effective Date in an amount not to exceed such Lender’s Multicurrency Term Loan Commitment. Amounts repaid on the Multicurrency Term Loan may not be reborrowed. The Multicurrency Term Loan shall consist of Eurocurrency Rate Loans, as further provided herein. As of the First Amendment Effective, each of Knoll Denmark and Muuto A/S is a Borrower under, and holds a portion of, the Multicurrency Term Loan (with Muuto A/S having assumed a portion, and having agreed to assume additional portions in the future, of the Multicurrency Term Loan held by Knoll Denmark pursuant to the Multicurrency Term Loan Assumption Agreement). (d) Increase in Aggregate Revolving Commitments; Institution of Incremental Term Loans. The Parent Borrower may, at any time and from time to time, upon not less than ten (10) Business Days’ prior written notice by the Parent Borrower to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), increase the Aggregate Revolving Commitments (but not the Letter of Credit Sublimit, the Swing Line Sublimit, the Alternative Currency Sublimit or the Foreign Borrower Sublimit) or incur one or more term loans (each an “Incremental Term Loan”) with (i) additional Revolving Commitments from any existing Revolving Lender with a Revolving Commitment or new Revolving Commitments from any other Person selected by the Parent Borrower and reasonably acceptable to the Administrative Agent, the L/C Issuer and the Swing Line Lender or (ii) one or more Incremental Term Loans from any existing Lender or from any other Person selected by the Parent Borrower and reasonably acceptable to the Administrative Agent by a maximum aggregate amount of up to (x) the greater of (I) $250,000,000 and (II) ninety percent (90%) of Consolidated EBITDA for the most recently completed period of four (4) fiscal quarters for which financial statements are available prior to the requested increase in the Aggregate Revolving Commitments or incurrence of the Incremental Term Loans (or, in the event such Incremental Term Loan is incurred in connection with a Limited Condition Transaction, the date of the signing of the Acquisition Agreement with respect thereto) plus (y) the aggregate amount of (I) all voluntary prepayments of Loans made pursuant to Section 2.05(a) (other than prepayments made with the proceeds of revolving Indebtedness) and (II) permanent reductions of the Aggregate Revolving Commitments made pursuant to Section 2.06(a) as follows: (i) Increase in Aggregate Revolving Commitments. The Parent Borrower may, upon written notice to the Administrative Agent as provided above, increase the Aggregate Revolving Commitments; provided, that: (A) any such increase shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof; (B) no Default or Event of Default shall exist and be continuing at the time of any such increase; 44 CHAR1\1732710v2

(C) no existing Lender shall be under any obligation to increase its Revolving Commitment and any such decision whether to increase its Revolving Commitment shall be in such Lender’s sole and absolute discretion; (D) (1) any new Lender (each, an “Additional Lender”) shall join this Agreement by executing such joinder documents required by the Administrative Agent and/or (2) any existing Lender electing to increase its Revolving Commitment shall have executed a commitment agreement satisfactory to the Administrative Agent; and (E) as a condition precedent to such increase, the Parent Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such increase (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (2) in the case of each Borrower, certifying that, before and after giving effect to such increase, (x) the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided, that, any representation and warranty that is qualified by materiality, a Material Adverse Effect or similar language shall be true and correct in all respects), and except that for purposes of this Section 2.01(d)(i), the representations and warranties contained in Section 6.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.04(a) and (b), respectively, and (y) no Default or Event of Default exists. (F) Schedule 2.01 shall be deemed revised to reflect the Applicable Percentages of the Lenders participating in such increase as set forth in the joinder document and/or commitment agreement therefor. (ii) Institution of Incremental Term Loan. The Parent Borrower may, at any time, upon written notice to the Administrative Agent as provided above, institute an Incremental Term Loan in Dollars or in one or more Alternative Currencies; provided, that: (A) any such institution of any such Incremental Term Loan shall be in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000 in excess thereof; (B) subject to the Incremental Funds Certain Provision, if applicable, no Default or Event of Default shall exist and be continuing at the time of any such institution of such Incremental Term Loan; (C) no Lender shall be under any obligation to provide a commitment under such Incremental Term Loan and any such decision whether to provide a commitment under the Incremental Term Loan shall be in such Lender’s sole and absolute discretion; (D) (1) any Additional Lender shall join this Agreement by executing such joinder documents required by the Administrative Agent and/or (2) any existing Lender electing to provide an Incremental Term Loan Commitment shall have executed a joinder document and/or commitment agreement satisfactory to the Administrative Agent; 45 CHAR1\1732710v2

(E) as a condition precedent to such Incremental Term Loan, the Parent Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the date of such Incremental Term Loan (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Incremental Term Loan, and (2) subject to the Incremental Funds Certain Provision below, in the case of each Borrower, certifying that, before and after giving effect to such Incremental Term Loan, (x) subject to the Incremental Funds Certain Provision, if applicable, the representations and warranties contained in Article VI and the other Loan Documents are true and correct in all material respects on and as of the date of such Incremental Term Loan, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided, that, any representation and warranty that is qualified by materiality, a Material Adverse Effect or similar language shall be true and correct in all respects), and except that for purposes of this Section 2.01(d)(ii), the representations and warranties contained in Section 6.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.04(a) and (b), respectively, and (y) no Default or Event of Default exists; (F) The Applicable Rate and maturity date of, and the principal amortization payments under, such Incremental Term Loan shall be as set forth in the joinder document and/or commitment agreement therefor; provided, that, (i) the maturity date for such Incremental Term Loan shall be no sooner than the Maturity Date or the maturity date for any other then outstanding Incremental Term Loan, (ii) the weighted average life to maturity of such Incremental Term Loan shall not be less than the weighted average life to maturity of any Term Loan or any other then outstanding Incremental Term Loan and (iii) in the event that the Applicable Rate for such Incremental Term Loan is more than fifty basis points (0.50%) greater than the Applicable Rate for the Revolving Loans, the Term Loans or any then outstanding Incremental Term Loan, the Applicable Rate for the Revolving Loans, the Term Loans and/or such outstanding Incremental Term Loan shall be increased such that the Applicable Rate for the Revolving Loans, the Term Loans and/or such outstanding Incremental Term Loan is not more than fifty basis points (0.50%) less than the Applicable Rate for such Incremental Term Loan. For purposes of determining the Applicable Rate for any Incremental Term Loan in order to determine whether the Applicable Rate of the Incremental Term Loan exceeds the Applicable Rate of the Revolving Loans, the Term Loans or any then outstanding Incremental Term Loan by more than fifty basis points (0.50%), (i) original issue discount and upfront fees (which shall be deemed to constitute like amounts of original issue discount), if any, payable by a Borrower to any Lender providing all or any portion of such Incremental Term Loan (including in connection with the initial primary syndication thereof), shall be included (it being agreed that original issue discount, if any, shall be equated to such interest rates based on an assumed four (4) year life-to-maturity of such Incremental Term Loan) and (ii) customary arrangement fees paid to any arranger in connection with such Incremental Term Loan shall be excluded. (G) Schedule 2.01 shall be deemed revised to reflect the Incremental Term Loan Commitments and/or Applicable Percentages of the Lender providing such Incremental Term Loan as set forth in the joinder document and/or commitment agreement therefor. (H) Upon the execution and delivery of all documentation required by this Section 2.01(d) to be delivered in connection with any such Incremental Term Loan, the 46 CHAR1\1732710v2

Administrative Agent, each Borrower and the new or existing Lenders who are making such Incremental Term Loan may enter into an amendment hereof (which shall be binding on all parties hereto and the Additional Lenders) for the purpose of reflecting any Additional Lenders, their Incremental Term Loan Commitments and/or Incremental Term Loans, and any amendment to the terms of this Agreement necessary to incorporate the terms of such Incremental Term Loan as contemplated by this Section 2.01(d). Each Borrower shall prepay any Loans owing by it and outstanding on the date of any such increase in the Aggregate Revolving Commitments or any such institution of any Incremental Term Loan (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Commitments arising from any nonratable increase in the Commitments under this Section 2.01(d). (iii) Incremental Funds Certain Provision. Notwithstanding anything to the contrary in this Section 2.01(d) or in Section 5.02, if the proceeds of any Incremental Term Loan are being used to finance a Permitted Acquisition made pursuant to an acquisition agreement (an “Acquisition Agreement”) binding on a Loan Party or its Subsidiary, entered into in advance of the consummation thereof (a “Limited Condition Transaction”), and the applicable Borrower has obtained on or prior to the closing thereof binding commitments of Lenders and/or Additional Lenders to fund such Incremental Term Loan, then the conditions to the funding and incurrence of any such Incremental Term Loan shall be limited as follows: (A) the condition set forth in Section 2.01(d)(ii)(E)(2)(x) and the condition precedent to Credit Extensions in Section 5.02(a) shall apply only with respect to Specified Representations, (B) the representations and warranties in the Acquisition Agreement made by or with respect to the Person or assets subject to such Acquisition that are material to the interests of the Lenders shall be true and correct in all material respects, but only to the extent that the applicable Loan Party or Subsidiary has the right to terminate its obligations under the Acquisition Agreement or not consummate such Permitted Acquisition as a result of a breach of such representations in such Acquisition Agreement, and (C) the references in Sections 2.01(d)(ii)(B), 2.01(d)(ii)(E)(2)(y) and 5.02(b) to no Default or Event of Default shall be deemed to mean (1) the absence of a Default or Event of Default at the date the applicable Acquisition Agreement is executed and delivered and (2) the absence of a Specified Event of Default at the date the applicable Permitted Acquisition is consummated. For purposes of clarity, increases in the Aggregate Revolving Commitments shall not be subject at any time to the Incremental Funds Certain Provisions. Nothing in the foregoing constitutes a waiver of any Default or Event of Default under this Agreement or of any rights or remedies of Lenders and the Administrative Agent under any provision of the Loan Documents. The provisions of this paragraph are collectively referred to in this Agreement as the “Incremental Funds Certain Provision”. For purposes of determining compliance on a Pro Forma Basis with the financial covenants in Section 8.10 or other ratio requirement under this Agreement, or whether a Default or Event of Default has occurred and is continuing, in each case in connection with the consummation of an Acquisition using proceeds from an Incremental Term Loan subject to the Incremental Funds Certain Provision, the date of determination shall, at the option of the Parent Borrower, be the date of execution of such Acquisition Agreement, and such determination shall be made after giving effect to such Acquisition (and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof)) on a Pro Forma Basis, and, for the avoidance of doubt, if any such financial covenant or other ratio requirement is subsequently breached as a result of fluctuations in the ratio that is subject of any such financial covenant or other ratio requirement (including due to fluctuations in Consolidated EBITDA of the 47 CHAR1\1732710v2

Parent Borrower and its Subsidiaries or the EBITDA of the Person (or attributable to the assets) subject to such Acquisition), at or prior to the consummation of such Acquisition (and the other transactions to be entered into in connection therewith), such financial covenant or other ratio requirement will not be deemed to have been breached as a result of such fluctuations solely for the purpose of determining whether such Acquisition (and the other transactions to be entered into in connection therewith) constitutes a Permitted Acquisition; provided, that, (x) if the Parent Borrower elects to have such determination occur at the time of entry into the applicable Acquisition Agreement (and not at the time of consummation of the Acquisition), the Incremental Term Loan to be incurred shall be deemed incurred at the time of such election (unless the applicable Acquisition Agreement is terminated without actually consummating the applicable Permitted Acquisition (in which case such Acquisition and related Incremental Term Loan will not be treated as having occurred)) and outstanding thereafter for purposes of calculating compliance, on a Pro Forma Basis, with any applicable financial covenant or other ratio requirement in this Agreement (even if unrelated to determining whether such Acquisition is a Permitted Acquisition) and (y) EBITDA of the Person (or attributable to the assets) subject to such Acquisition shall be disregarded for all purposes under this Agreement other than determining whether such Acquisition is a Permitted Acquisition until the consummation of such Permitted Acquisition. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Loans. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by (i) telephone or (ii) a Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans, (ii) four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Loans; provided, however, that, if the applicable Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than one (1), two (2), three (3), six (6) or (12) months in duration as provided in the definition of “Interest Period”, the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. (x) four (4) Business Days prior to the requested date of such Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars, or (y) five (5) Business Days (or six (6) Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to each Lender. Not later than 11:00 a.m., (1) three (3) Business Days before the requested date of such Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars, or (2) four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, the Administrative Agent shall notify the applicable Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all Lenders. (b) Each telephonic notice by the applicable Borrower pursuant to this Section 2.02 must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Loan Notice and each telephonic notice shall specify 48 CHAR1\1732710v2

(i) whether the applicable Borrower’s request is with respect to Revolving Loans, the U.S. Term Loan, the Multicurrency Term Loan or Incremental Term Loans, (ii) whether such Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted, (vi) if applicable, the duration of the Interest Period with respect thereto, (vii) the currency of the Loans to be borrowed and (viii) if applicable, the applicable Foreign Borrower. If the applicable Borrower fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the applicable Borrower fails to specify a Type of Loan in a Loan Notice or if such Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, upon the expiration of the Interest Period therefor, a Eurocurrency Rate Loan in the same currency with an Interest Period of one (1) month. If the applicable Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. (c) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount (and currency) of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or a continuation of Loans denominated in an Alternative Currency, in each case, as described in Section 2.02(b). In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of such Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by such Borrower; provided, however, that, if, on the date of a Borrowing of Revolving Loans, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings and second, shall be made available to such Borrower as provided above. (d) Except as otherwise provided herein, (i) a Eurocurrency Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurocurrency Rate Loan and (ii) without the consent of all affected Lenders, no Loan may be requested as, converted to or continued as a Eurocurrency Rate Loan with an Interest Period greater than six (6) months. During the existence of a Default, no Loans denominated in Dollars may be requested as, converted to or continued as Eurocurrency Rate Loans without the consent of the Required Lenders and any Loans denominated in any Alternative Currency may continue to be borrowed at the Eurocurrency Rate with an Interest Period not greater than one (1) month until such time as the Required Lenders rescind such ability in a written notice delivered to the Parent Borrower. (e) The Administrative Agent shall promptly notify the applicable Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the applicable Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change. 49 CHAR1\1732710v2

(f) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than 10 Interest Periods in effect with respect to all Loans. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars or in any Alternative Currency for the account of the Parent Borrower or any of its Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Parent Borrower or its Subsidiaries and any drawings thereunder; provided, that, after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Dollar Equivalent of Total Revolving Outstandings denominated in Alternative Currencies shall be exceed the Alternative Currency Sublimit, (x) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, (y) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Commitment and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Parent Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Parent Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Parent Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Parent Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Furthermore, each Revolving Lender acknowledges and confirms that it has a participation interest in the liability of the L/C Issuer under the Existing Letters of Credit in a percentage equal to its Applicable Percentage of the Revolving Loans. The Parent Borrower’s reimbursement obligations in respect of the Existing Letters of Credit, and each Revolving Lender’s obligations in connection therewith, shall be governed by the terms of this Agreement. (ii) The L/C Issuer shall not issue any Letter of Credit if: (A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last extension; or (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless the L/C Issuer shall have approved such expiry 50 CHAR1\1732710v2 date and the requested Letter of Credit is fully Cash Collateralized in an amount equal to one hundred five percent (105%) of the face amount thereof on the date of issuance. (iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000; (D) such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (E) any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Parent Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (F) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof. (v) The L/C Issuer shall not be under any obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (vi) The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included the L/C Issuer 51 CHAR1\1732710v2 with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Parent Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Parent Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least five (5) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Parent Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require. (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Parent Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Parent Borrower or the applicable Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Letter of Credit. (iii) If the Parent Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided, that, any 52 CHAR1\1732710v2 such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Parent Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that, the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Lender or the Parent Borrower that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each case directing the L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Parent Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the L/C Issuer shall notify the Parent Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Parent Borrower shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Parent Borrower shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Parent Borrower will reimburse the L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Parent Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the Parent Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section 2.03(c)(i) and (B) the Dollar amount paid by the Parent Borrower, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the Parent Borrower agrees, as a separate and independent obligation, to indemnify the L/C Issuer for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing. If the Parent Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars or in the amount of the Dollar Equivalent thereof 53 CHAR1\1732710v2 in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Applicable Percentage thereof. In such event, the Parent Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided, that, the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar-denominated payments in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Parent Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the Parent Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer. (v) Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the L/C Issuer, the Parent Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that, each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 5.02 (other than delivery by the Parent Borrower of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Parent Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Lender pursuant 54 CHAR1\1732710v2 to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at rate equal to the applicable Overnight Rate from time to time in effect. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Parent Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s L/C Advance was outstanding) in Dollars and in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the Overnight Rate from time to time in effect. The obligations of the Revolving Lenders under this clause (ii) shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the Parent Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Parent Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement 55 CHAR1\1732710v2 therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Parent Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Parent Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP. (vii) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (viii) any adverse change in the relevant exchange rates or in the availability of any Alternative Currency to the Parent Borrower or any Subsidiary or in the relevant currency markets generally; or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Parent Borrower or any Subsidiary. provided, that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Parent Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Parent Borrower to the extent permitted by applicable Law) suffered by the Parent Borrower that are caused by such LC Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The Parent Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Parent Borrower’s instructions or other irregularity, the Parent Borrower will immediately notify the L/C Issuer. The Parent Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (f) Role of L/C Issuer. Each Revolving Lender and the Parent Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, 56 CHAR1\1732710v2 validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Parent Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that, this assumption is not intended to, and shall not, preclude the Parent Borrower pursuing such rights and remedies as it may have against the beneficiary or transferee at Law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (ix) of Section 2.03(e); provided, however, that, anything in such clauses to the contrary notwithstanding, the Parent Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Parent Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Parent Borrower which the Parent Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit unless the L/C Issuer is prevented or prohibited from so paying as a result of any order or directive of any court or other Governmental Authority. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send Letters of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. (g) Cash Collateral. (i) Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Parent Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. In addition, if the Administrative Agent notifies the Parent Borrower at any time that the Outstanding Amount of all L/C Obligations at such time exceeds one hundred five percent (105%) of the Letter of Credit Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Parent Borrower shall Cash Collateralize the L/C Obligations in an amount equal to the amount by which the Outstanding Amount of all L/C Obligations exceeds the Letter of Credit Sublimit. (h) Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Parent Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Parent Borrower for, and the L/C Issuer’s rights and remedies against the Parent Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such Law or practice. (i) Letter of Credit Fees. The Parent Borrower shall pay to the Administrative Agent, for the account of each Revolving Lender in accordance, subject to Section 2.15, with its Applicable Percentage, a Letter of Credit fee (the “Letter of Credit Fee”) in Dollars for the account of each Revolving Lender in accordance with its Applicable Percentage for each Letter of Credit equal to the Applicable Rate times the 57 CHAR1\1732710v2 daily maximum amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first (1st) Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Parent Borrower shall pay a fronting fee directly to the L/C Issuer for its own account with respect to each Letter of Credit, at the rate per annum specified in the Fee Letter or other arrangement mutually acceptable to the Parent Borrower and the L/C Issuer, and, computed on the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) and on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth (10th) Business Day after the end of each March, June, September and December in respect of the most recently- ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. In addition, the Parent Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Parent Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Parent Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Parent Borrower, and that the Parent Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. (m) L/C Issuer Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, the L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section 2.03, provide the Administrative Agent a Letter of Credit Report, as set forth below: (i) reasonably prior to the time that the L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed); (ii) on each Business Day on which the L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment; 58 CHAR1\1732710v2

(iii) on any Business Day on which any Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to the L/C Issuer on such day, the date of such failure and the amount of such payment; (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by the L/C Issuer; and (v) for so long as any Letter of Credit issued by the L/C Issuer is outstanding, the L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer. (n) Additional L/C Issuers. Any Lender hereunder may become an L/C Issuer upon receipt by the Administrative Agent of a fully executed Notice of Additional L/C Issuer which shall be signed by the Parent Borrower, the Administrative Agent and each L/C Issuer. 2.04 Swing Line Loans. (a) Swing Line Facility. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, shall make loans (each such loan, a “Swing Line Loan”) to the Parent Borrower in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Loans and L/C Obligations of the Revolving Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender’s Revolving Commitment; provided, however, that, (w) after giving effect to any Swing Line Loan, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Commitment, (x) the Parent Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan and (y) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Parent Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Borrowing of Swing Line Loans shall be made upon the Parent Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (i) telephone or (ii) a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a 59 CHAR1\1732710v2

Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 3:30 p.m. on the date of the proposed Borrowing of Swing Line Loans (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 4:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Parent Borrower. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Parent Borrower (which hereby irrevocably requests and authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Revolving Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the conditions set forth in Section 5.02 (other than the delivery of a Loan Notice) and provided that, after giving effect to such Borrowing, the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments. The Swing Line Lender shall furnish the Parent Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Parent Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available 60 CHAR1\1732710v2 to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender may have against the Swing Line Lender, the Parent Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that, each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.02. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the Parent Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Revolving Lenders under this clause (ii) shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Parent Borrower for interest on the Swing Line Loans. Until each Revolving Lender funds its Revolving Loans that are Base Rate Loans or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Parent Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 61 CHAR1\1732710v2

2.05 Prepayments. (a) Voluntary Prepayments. (i) Revolving Loans, Term Loans and Incremental Term Loans. Each Borrower may, upon notice from such Borrower to the Administrative Agent pursuant to delivery of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Revolving Loans, Term Loans and/or Incremental Term Loans, if any, in whole or in part without premium or penalty; provided, that, (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (2) four (4) Business Days (or five (5), in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in an Alternative Currency and (3) on the date of prepayment of Base Rate Loans; (B) any such prepayment of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding); (C) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding), (D) any prepayment of any Term Loan shall be applied ratably to the remaining principal amortization payments thereof and (E) each prepayment of any Term Loan or any Incremental Term Loan shall be applied to the Term Loans and the Incremental Term Loans on a pro rata basis. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and whether the Loans to be prepaid are the Revolving Loans, Term Loans or Incremental Term Loans, if any. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by a Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein (provided, that, any such Notice of Loan Prepayment in full of the Loans may be conditioned on the closing of other credit facilities or any other Indebtedness, sale or other material transaction). Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages; provided, that, any prepayment with respect to any Incremental Term Loan shall be applied as agreed to by the Parent Borrower and the applicable Lenders holding such Incremental Term Loans. (ii) Swing Line Loans. The Parent Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent) pursuant to delivery of a Notice of Loan Prepayment, at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided, that, (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Parent Borrower, the Parent Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (b) Mandatory Prepayments of Loans. (i) Revolving Commitments. 62 CHAR1\1732710v2

(A) If for any reason the Total Revolving Outstandings at any time exceed the Aggregate Revolving Commitments then in effect, the Borrowers shall immediately prepay the Revolving Loans and/or the Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that, the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Revolving Loans and the Swing Line Loans, the Total Revolving Outstandings exceed the Aggregate Revolving Commitments. (B) If the Administrative Agent notifies the Parent Borrower at any time that the Outstanding Amount of all Revolving Loans and Letters of Credit denominated in Alternative Currencies at such time exceeds an amount equal to one hundred five percent (105%) of the Alternative Currency Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Borrowers shall prepay Loans and/or Cash Collateralize Letters of Credit in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed one hundred percent (100%) of the Alternative Currency Sublimit then in effect. (ii) Asset Sales and Involuntary Dispositions. The Borrowers shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds received by any Loan Party or any Domestic Subsidiary from all Asset Sales (other than Asset Sales for which the fair market value of all assets sold, transferred, leased or disposed of does not exceed, with respect to any fiscal year, seven and one-half percent (7.5%) of the total book value of the assets of the Parent Borrower and its Subsidiaries on a consolidated basis, determined as of the date of the most recent internally available balance sheet) and Involuntary Dispositions, in each case, to the extent such Net Cash Proceeds are not either (x) reinvested in assets (excluding current assets as classified by GAAP) that are useful in the business of the Parent Borrower and its Subsidiaries within three hundred sixty (360) days of the date of such Asset Sale or Involuntary Disposition or (y) deposited in a collateral account with the Administrative Agent, for use in connection with binding contracts for reinvestment that have been entered into within three hundred sixty (360) days of the date of such Asset Sale or Involuntary Disposition that are to be consummated within four hundred fifty (450) days of the date of such Asset Sale or Involuntary Disposition. (iii) Debt Issuances. Immediately upon receipt by any Loan Party or any Subsidiary of the Net Cash Proceeds of any Debt Issuance, the Borrowers shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to one hundred percent (100%) of such Net Cash Proceeds. (iv) Effective Date Acquisition. If the Effective Date Acquisition is not consummated by February 15, 2018, the Borrowers shall immediately prepay the U.S. Term Loan and the Multicurrency Term Loan in full. (v) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.05(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.05(b)(i), first, to Revolving Loans and Swing Line Loans and second, to Cash Collateralize the remaining L/C Obligations; and 63 CHAR1\1732710v2

(B) with respect to all amounts prepaid pursuant to Sections 2.05(b)(ii), (iii) and (iv) first on a ratable basis to the Term Loans and the outstanding Incremental Term Loans (and to the remaining principal amortization payments on a pro rata basis), second, ratably to the L/C Borrowings and the Swing Line Loans, third, to the outstanding Revolving Loans, and, fourth, to Cash Collateralize the remaining L/C Obligations (with a corresponding reduction in the Aggregate Revolving Commitments in the cases of clauses second through fourth). Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurocurrency Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment. Notwithstanding any other provision of this Section 2.05(b), with respect to any amount of Net Cash Proceeds subject to Section 2.05(b)(ii) or 2.05(b)(iii) attributable to a Foreign Subsidiary, in the event the Borrowers determine in good faith in consultation with the Administrative Agent that the upstreaming of cash equal to such amount by such Foreign Subsidiary (i) would violate any local Laws (e.g., financial assistance, thin capitalization, corporate benefit, or the fiduciary and statutory duties of the directors of such Foreign Subsidiary) or any term of any Organization Document applicable to such Foreign Subsidiary required by Laws, or (ii) would cause any material adverse tax consequence to the Borrowers and their Subsidiaries, then such amount shall be excluded from such Net Cash Proceeds; provided, that, for one (1) year from the date on which the obligation to make the applicable prepayment arose, the Borrowers and such Foreign Subsidiary shall use all commercially reasonable efforts to overcome or eliminate any such restrictions or minimize any such costs of prepayment and, if successful, shall promptly make the applicable prepayment, unless the Borrowers shall have determined in good faith in consultation with the Administrative Agent that such actions would require the expenditure of a material amount of funds. 2.06 Termination or Reduction of Aggregate Revolving Commitments. (a) Optional Reductions. The Parent Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Revolving Commitments, or from time to time permanently reduce the Aggregate Revolving Commitments to an amount not less than the Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Obligations; provided, that, (i) any such notice shall be received by the Administrative Agent not later than 12:00 noon three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $2,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Parent Borrower shall not terminate or reduce (A) the Aggregate Revolving Commitments if, after giving effect thereto and any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Aggregate Revolving Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit, (D) the Alternative Currency Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder the Outstanding Amount of Loans and L/C Obligations denominated in Alternative Currencies would exceed the Alternative Currency Sublimit or (E) the Foreign Borrower Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder the Outstanding Amount of Loans and L/C Obligations in favor of the Foreign Borrowers would exceed the Foreign Borrower Sublimit, (iv) if, after giving effect to any reduction of the Aggregate Revolving Commitments, the Alternative Currency Sublimit, the Foreign Borrower Sublimit, the Letter of Credit 64 CHAR1\1732710v2

Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Commitments, such sublimit shall be automatically reduced by the amount of such excess and (v) any such notice of termination may be conditioned on the closing of other credit facilities or any other Indebtedness, sale or other material transaction. The Administrative Agent will promptly notify the Revolving Lenders of any such notice of termination or reduction of the Aggregate Revolving Commitments. The amount of any such Aggregate Revolving Commitment reduction shall not be applied to the Alternative Currency Sublimit, the Foreign Borrower Sublimit or the Letter of Credit Sublimit unless otherwise specified by the Parent Borrower. Any reduction of the Aggregate Revolving Commitments shall be applied to the Revolving Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination. (b) Notice. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit, the Foreign Borrower Sublimit or the Aggregate Revolving Commitments under this Section 2.06. Upon any reduction of the Aggregate Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Revolving Lender’s Applicable Percentage of such reduction amount. All fees in respect of the Aggregate Revolving Commitments accrued until the effective date of any termination of the Aggregate Revolving Commitments shall be paid on the effective date of such termination. 2.07 Repayment of Loans. (a) Revolving Loans. Each Borrower shall repay to the Revolving Lenders on the Maturity Date the aggregate principal amount of all Revolving Loans owing to the Revolving Lenders outstanding on such date. (b) Swing Line Loans. The Parent Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date within one (1) Business Day of demand therefor by the Swing Line Lender and (ii) the Maturity Date. (c) U.S. Term Loan. The Parent Borrower shall repay the outstanding principal amount of the U.S. Term Loan in Dollars in equal quarterly installments of $3,125,000 on the last Business Day of each March, June, September and December, commencing on June 29, 2018, with the remaining outstanding principal amount and any accrued and unpaid interest due and payable in full on the Maturity Date (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.01. (d) Multicurrency Term Loan. Each applicable Borrower shall repay the outstanding principal amount of the Multicurrency Term Loan in Euro in equal quarterly installments of EUR 1,021,655.10 on the last Business Day of each March, June, September and December, commencing on June 29, 2018, with the remaining outstanding principal amount and any accrued and unpaid interest due and payable in full on the Maturity Date (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.01. (e) Incremental Term Loans. Each Borrower shall repay the outstanding principal amount of any Incremental Term Loan in the installments on the dates and in the amounts set forth in the joinder document(s) and/or commitment agreement(s) executed by the Borrowers and the applicable Lenders in connection therewith (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.01. 65 CHAR1\1732710v2

2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) (i) If any amount payable by a Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in Sections 2.03(i) and (j): (a) Commitment Fee. The Parent Borrower shall pay to the Administrative Agent, a commitment fee (the “Commitment Fee”) in Dollars for the account of each Revolving Lender in accordance with its Applicable Percentage, at a rate per annum equal to the product of (A) the Applicable Rate times (B) the actual daily amount by which the Aggregate Revolving Commitments exceed the sum of (1) the Outstanding Amount of Revolving Loans and (2) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Effective Date, and on the Maturity Date. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. For purposes of clarification, Swing Line Loans shall not be considered outstanding for purposes of determining the unused portion of the Aggregate Revolving Commitments. (b) Fee Letter. The Parent Borrower shall pay to Bank of America (in its capacity as the L/C Issuer) and the Administrative Agent for their own respective accounts fees in the amounts 66 CHAR1\1732710v2 and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever. 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans (including the Base Rate Loans determined by reference to the Eurocurrency Rate) shall be made on the basis of a year of three hundred sixty five (365) or three hundred sixty six (366) days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year) or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided, that, any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Parent Borrower or for any other reason, the Parent Borrower or the Lenders determine that (i) the Consolidated Total Leverage Ratio as calculated by the Parent Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Total Leverage Ratio would have resulted in higher pricing for such period, the Parent Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article IX. The Parent Borrower’s obligations under this paragraph shall survive the termination of the Commitments of all of the Lenders and the repayment of all other Obligations hereunder. 2.11 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to each Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of each Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, each Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall (i) in the case of Revolving Loans, be in the form of Exhibit 2.11(a)(i) (a “Revolving Note”), (ii) in the case of Swing Line Loans, be in the form of Exhibit 2.11(a)(ii) (a “Swing Line Note”), (iii) in the case of the U.S. Term Loan, be in the form of Exhibit 2.11(a)(iii) (a “U.S. Term Note”), (iv) in the case of the Multicurrency Term Loan, be in the form of Exhibit 67 CHAR1\1732710v2

2.11(a)(iv) (a “Multicurrency Term Note”) and (v) in the case of an Incremental Term Loan, if any, be in the form of Exhibit 2.11(a)(v) (an “Incremental Term Note”). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in Section 2.11(a), each Revolving Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by each Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by each Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by each Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in the applicable Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of such Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of any Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the 68 CHAR1\1732710v2

case of a payment to be made by such Lender, the Overnight Rate and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans. If the applicable Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if a Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or the applicable Borrower with respect to any amount owing under this Section 2.12(b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to a Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the 69 CHAR1\1732710v2

Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, if such Lender is a Revolving Lender, or make such other adjustments among the group of Revolving Lenders, Lenders providing either of the Term Loans or Lenders providing Incremental Term Loans, as applicable, or as shall be equitable, so that the benefit of all such payments shall be shared by the Revolving Lenders, Lenders providing either of the Term Loans or Lenders providing Incremental Term Loans, as applicable, ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided, that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (x) any payment made by or on behalf of a Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided in Section 2.14, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Parent Borrower or any Subsidiary thereof (as to which the provisions of this Section 2.13 shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 Cash Collateral. (a) Certain Credit Support Events. If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) any Borrower shall be required to provide Cash Collateral pursuant to Section 9.01, or (iv) there shall exist a Defaulting Lender, the Parent Borrower shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases) following any request by the Administrative Agent or the L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender). (b) Grant of Security Interest. Each Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, other than Permitted Liens, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, each Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing 70 CHAR1\1732710v2 deposit accounts at Bank of America. Each Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.04, 2.05, 2.15, 9.01 or 9.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(v))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, that, the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or the Swing Line Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Parent Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Parent Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any 71 CHAR1\1732710v2 amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and no Borrower shall be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14. (C) With respect to any fee payable under Section 2.09(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Parent Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to Section 2.15(a)(iv), (y) pay to the L/C Issuer and the Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 5.02 are satisfied at the time of such reallocation (and, unless the Parent Borrower shall have otherwise notified the Administrative Agent at such time, the Borrowers shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause, with respect to any Non-Defaulting Lender that is a Revolving Lender, the aggregate Outstanding Amount of the Revolving Loans of such non-Defaulting Lender, plus such Non-Defaulting Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Non-Defaulting Lender’s 72 CHAR1\1732710v2

Applicable Percentage of the Outstanding Amount of all Swing Line Loans to exceed such Non- Defaulting Lender’s Revolving Commitment. Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non- Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in Section 2.15(a)(iv) cannot, or can only partially, be effected, the Parent Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14. (b) Defaulting Lender Cure. If the Parent Borrower, the Administrative Agent, the Swing Line Lender and the L/C Issuer agree in writing that a Revolving Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Revolving Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Revolving Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon such Revolving Lender will cease to be a Defaulting Lender; provided, that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Parent Borrower while that Revolving Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Revolving Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Lender’s having been a Defaulting Lender. 2.16 Foreign Borrowers. (a) Effective as of the First Amendment Effective Date, Knoll Denmark, Knoll Europe and Muuto A/S shall each be a “Foreign Borrower” hereunder and may receive Loans for its account on the terms and conditions set forth in this Agreement. (b) The Parent Borrower may at any time, upon not less than fifteen (15) Business Days’ notice from the Parent Borrower to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any wholly-owned (directly or indirectly) Foreign Subsidiary of the Parent Borrower (an “Applicant Borrower”) as a Foreign Borrower to receive Loans hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit 2.16-1 (a “Foreign Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein (i) the Administrative Agent and the Lenders that are to provide Commitments and/or Loans in favor of an Applicant Borrower must each agree to such Applicant Borrower becoming a Foreign Borrower and (ii) the Administrative Agent and such Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel, “know your customer” information and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent in its reasonable discretion, and Notes signed by such new Borrowers to the extent any Lenders so require (the requirements in clauses (i) and (ii) hereof, the “Designated Borrower 73 CHAR1\1732710v2

Requirements”). If the Designated Borrower Requirements are met, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel, “know your customer” information and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit 2.16-2 (a “Foreign Borrower Notice”) to the Parent Borrower and the Lenders specifying the effective date (which shall be the date set forth by the Parent Borrower in the Foreign Borrower Request and Assumption Agreement (provided, that, such date shall not precede the date on which the Designated Borrower Requirements were met or otherwise be retroactive) or such later date as the Parent Borrower agrees) upon which the Applicant Borrower shall constitute a Foreign Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Foreign Borrower to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Foreign Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided, that, no Loan Notice or Letter of Credit Application may be submitted by or on behalf of such Foreign Borrower until the date five (5) Business Days after such effective date. (c) Each Subsidiary of the Parent Borrower that is or becomes a “Foreign Borrower” pursuant to this Section 2.16 hereby irrevocably appoints the Parent Borrower as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders to any such Foreign Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Parent Borrower, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Parent Borrower in accordance with the terms of this Agreement shall be deemed to have been delivered to each Foreign Borrower. (d) The Parent Borrower may from time to time, upon not less than fifteen (15) Business Days’ notice from the Parent Borrower to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Foreign Borrower’s status as such; provided, that, there are no outstanding Loans payable by such Foreign Borrower, or other amounts payable by such Foreign Borrower on account of any Loans made to it, as of the effective date of such termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Foreign Borrower’s status. 2.17 Designated Lenders. Each of the Administrative Agent, the L/C Issuer, the Swing Line Lender and each Lender at its option may make any Credit Extension or otherwise perform its obligations hereunder through any Lending Office (each, a “Designated Lender”); provided, that, any exercise of such option shall not affect the obligation of such Borrower to repay any Credit Extension in accordance with the terms of this Agreement. Any Designated Lender shall be considered a Lender; provided, that, in the case of an Affiliate or branch of a Lender, such provisions that would be applicable with respect to Credit Extensions actually provided by such Affiliate or branch of such Lender shall apply to such Affiliate or branch of such Lender to the same extent as such Lender; provided, that, for the purposes only of voting in connection with any Loan Document, any participation by any Designated Lender in any outstanding Credit Extension shall be deemed a participation of such Lender. Notwithstanding the designation by any of the Administrative Agent, the L/C Issuer, the Swing Line Lender or Lender of a Designated Lender, the Loan Parties and the Administrative Agent shall be permitted to deal solely and directly with the Administrative Agent, the L/C Issuer, the Swing Line Lender or such Lender in connection with such its rights and obligations under this Agreement. 74 CHAR1\1732710v2

2.18 Nature of Obligations. Except as specifically provided herein, the Obligations of the Parent Borrower, Knoll Overseas and each of the Foreign Borrowers shall be joint and several in nature (unless such joint and several liability (i) shall result in adverse tax consequences to Knoll Overseas, any such Foreign Borrower or any other Loan Party or (ii) is not permitted by any Law applicable to such Foreign Borrower, in which either such case, the liability of such Foreign Borrower shall be several in nature) regardless of which such Person actually receives Credit Extensions hereunder or the amount of such Credit Extensions received or the manner in which the Administrative Agent, the L/C Issuer or any Lender accounts for such Credit Extensions on its books and records. Notwithstanding anything contained to the contrary herein or in any Loan Document (including any Foreign Borrower Request and Assumption Agreement), (A) no Foreign Subsidiary, Excluded Domestic Subsidiary (including, for the avoidance of doubt, Knoll Overseas), or Domestic Subsidiary of a Foreign Subsidiary shall be obligated with respect to any Obligations of the Parent Borrower or of any Domestic Subsidiary, (B) the Obligations owed by a Foreign Borrower that is a Foreign Subsidiary shall be several and not joint with the Obligations of the Parent Borrower or of any Domestic Subsidiary and (C) no Foreign Subsidiary, Excluded Domestic Subsidiary (including, for the avoidance of doubt, Knoll Overseas), or Domestic Subsidiary of a Foreign Subsidiary shall be obligated as a Guarantor under Article IV with respect to the Obligations of the Parent Borrower or any Domestic Subsidiary. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to Section 3.01(e). (ii) If any Loan Party or the Administrative Agent shall be required by the Internal Revenue Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent or such Loan Party shall withhold or make such deductions as are determined by the Administrative Agent or such Loan Party, as applicable, to be required based upon the information and documentation it has received pursuant to Section 3.01(e); provided, that, any Loan Party making such withholding or deduction provides prompt written notice thereof to the Administrative Agent, (B) the Administrative Agent or such Loan Party, as applicable, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. 75 CHAR1\1732710v2

(iii) If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to Section 3.01(e), (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of Section 3.01(a), the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Parent Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each of the Lenders and the L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each of the Lenders and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). 76 CHAR1\1732710v2

(d) Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Parent Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Parent Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Parent Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by a Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by a Borrower or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; 77 CHAR1\1732710v2

(II) executed originals of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 3.01(e)-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E; or (IV) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01(e)-2 or Exhibit 3.01(e)-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that, if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.01(e)-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Parent Borrower and the Administrative Agent in writing of its legal inability to do so. 78 CHAR1\1732710v2

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that, the Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to the Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.01(f), in no event will the applicable Recipient be required to pay any amount to the Loan Party pursuant to this Section 3.01(f) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 3.01(f) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person. (g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. (h) Definitions. For purposes of this Section 3.01, the term “Lender” includes the L/C Issuer and the term “applicable Laws” includes FATCA. (i) Withholding Taxes. For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Parent Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans under this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471- 2(b)(2)(i). 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, in the London interbank market, then, on notice thereof by such Lender to the Parent Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without 79 CHAR1\1732710v2 reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Parent Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all such Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted. If, in any applicable jurisdiction, the Administrative Agent, the L/C Issuer or any Lender or any Designated Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, the L/C Issuer or any Lender or its applicable Designated Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Loan or Letter of Credit or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Credit Extension, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Parent Borrower, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Credit Extension shall be suspended, and to the extent required by applicable Law, cancelled. Upon receipt of such notice, the Loan Parties shall, (A) repay that Person’s participation in the Loans or other applicable Obligations on the last day of the Interest Period for each Loan or other Obligation occurring after the Administrative Agent has notified the Parent Borrower or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable Law), (B) to the extent applicable to the L/C Issuer, Cash Collateralize that portion of applicable L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized and (C) take all reasonable actions requested by such Person to mitigate or avoid such illegality. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, or (B) (1) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in Dollars or an Alternative Currency) or in connection with an existing or proposed Base Rate Loan and (2) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to clause (i), “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Parent Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) and (y) in the event of a determination 80 CHAR1\1732710v2 described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. (b) Notwithstanding the foregoing, if the Administrative Agent has made the determination described in Section 3.03(a)(i), the Administrative Agent in consultation with the Parent Borrower and the Required Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under Section 3.03(a)(i), (2) the Administrative Agent or the Required Lenders notify the Parent Borrower that such alternative interest rate does not adequately and fairly reflect the cost to the Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Parent Borrower written notice thereof. (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, but without limiting Sections 3.03(a) and (b), if the Administrative Agent determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), or the Parent Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Parent Borrower) that the Parent Borrower or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary, (ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans; provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”), or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Parent Borrower may amend this Agreement to replace LIBOR with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then 81 CHAR1\1732710v2 existing convention for similar U.S. Dollar denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment”; and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Parent Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment, or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided, that, for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Parent Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Parent Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurocurrency Rate) or the L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or 82 CHAR1\1732710v2

(iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurocurrency Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Parent Borrower will pay (or cause the applicable Foreign Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time the Parent Borrower will pay (or cause the applicable Foreign Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in Sections 3.04(a) and (b) and delivered to the Parent Borrower shall be conclusive absent manifest error. The Parent Borrower shall pay (or cause the applicable Foreign Borrower to pay) such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Additional Reserve Requirements. The Parent Borrower shall pay (or cause the applicable Foreign Borrower to pay) to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which shall be due and payable on each date on which interest is payable on such Loan; provided, that, the Parent Borrower shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such 83 CHAR1\1732710v2 additional costs from such Lender. If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional costs shall be due and payable ten (10) days from receipt of such notice. (e) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation; provided, that, the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Parent Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Parent Borrower shall promptly compensate (or cause the applicable Foreign Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Parent Borrower or applicable Foreign Borrower; (c) any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or (d) any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Parent Borrower pursuant to Section 11.13; excluding any loss of anticipated profits and including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Parent Borrower shall also pay (or cause the applicable Foreign Borrower to pay) any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Parent Borrower (or the applicable Foreign Borrower) to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the London interbank eurocurrency market for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires any Borrower to pay any Indemnified Taxes or additional amounts to any Lender, 84 CHAR1\1732710v2 the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Parent Borrower, such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Parent Borrower hereby agrees to pay (or cause the applicable Foreign Borrower to pay) all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Parent Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Revolving Commitments and repayment of all other Obligations hereunder, and resignation of the Administrative Agent. ARTICLE IV GUARANTY 4.01 The Guaranty. Subject to the limitations of Section 2.18, each of the Guarantors hereby jointly and severally guarantees to each Lender, the L/C Issuer, each Qualifying Counterparty of any Swap Contract or any Treasury Management Agreement with any Loan Party or any Subsidiary, and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, Swap Contracts or Treasury Management Agreements, the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state Law. With respect to Danish Loan Parties, 85 CHAR1\1732710v2

(a) Notwithstanding any provision of any of the Loan Documents and in particular this Section 4.01, the obligations of any Guarantor incorporated in Denmark (each a “Danish Loan Party”) expressed to be assumed in any of the Loan Documents and in particular this Section 4.01: (i) shall be deemed not to be assumed if and to the extent required to comply with Danish statutory provisions on unlawful financial assistance including without limitation Sections 206 through 212 of the Danish Companies Act (2015) as amended and supplemented from time to time; and (ii) shall, in relation to obligations not incurred as a result of the sum of (a) Borrowings under this Agreement by any Danish Loan Party or by a direct or indirect Subsidiary of such Danish Loan Party and (b) interest and other costs and fees under this Agreement which are to be borne by such Danish Loan Party or by a direct or indirect Subsidiary of such Danish Loan Party, further be limited to an amount equal to the greater of: (A) the equity of such Danish Loan Party at the date of such Danish Loan Party’s accession to this Agreement; and (B) the equity at the date when a claim for payment is made against such Danish Loan Party under any of the Loan Documents and in particular this Section 4.01; in each case calculated in accordance with such Danish Loan Party’s generally accepted accounting principles at the relevant time (including, if applied by such Danish Loan Party, IFRS), however, adjusted in the case of clause (ii) above only, by adding back obligations (in the amounts outstanding at the time when a claim for payment is made) of such Danish Loan Party in respect of any intercompany loan owing by such Danish Loan Party to a Borrower and originally borrowed by such Borrower under this Agreement and on-lent by such Borrower to such Danish Loan Party; provided, that, any payment made by such Danish Loan Party under this Section 4.01 in respect of such obligations of such Danish Loan Party shall reduce pro tanto the outstanding amount of the intercompany loan owing by such Danish Loan Party; and (b) The above limitations shall apply to any security by way of guarantee, indemnity, collateral or otherwise and to subordination of rights and claims, subordination or turnover of rights of recourse, application of proceeds and any other means of direct and indirect financial assistance. With respect to Dutch Loan Parties, notwithstanding any provision of any of the Loan Documents and in particular this Section 4.01, no Dutch Loan Party shall be liable under this guaranty to the extent that, if it were so liable, its entry into this guaranty would violate section 2:98c of the Dutch Civil Code. 4.02 Obligations Unconditional. Subject to the limitations of Section 2.18, the obligations of the Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, Swap Contracts or Treasury Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against 86 CHAR1\1732710v2 any Borrower or any other Guarantor for amounts paid under this Article IV until such time as the Obligations have been paid in full and the Commitments have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above: (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of any of the Loan Documents, any Swap Contract or Treasury Management Agreement between any Loan Party or any Subsidiary and any Qualifying Counterparty, or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Treasury Management Agreements shall be done or omitted; (c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Swap Contract or Treasury Management Agreement between any Loan Party or any Subsidiary and any Qualifying Counterparty, or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Treasury Management Agreements shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or (e) any of the Obligations shall be determined to be void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor). With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Swap Contract or any Treasury Management Agreement between any Loan Party or any Subsidiary and any Qualifying Counterparty, or any other agreement or instrument referred to in the Loan Documents, such Swap Contracts or such Treasury Management Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations. 4.03 Reinstatement. The obligations of the Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including the fees, charges and disbursements of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar Law. 87 CHAR1\1732710v2

4.04 Certain Additional Waivers. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of rights of contribution pursuant to Section 4.06. 4.05 Remedies. The Guarantors agree that, to the fullest extent permitted by Law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.01 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.01) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.01. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof. 4.06 Rights of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Loan Documents and no Guarantor shall exercise such rights of contribution until all Obligations have been paid in full and the Commitments have terminated. 4.07 Guarantee of Payment; Continuing Guarantee. The guarantee in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising. 4.08 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty in this Article IV by any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) or the grant of a security interest under the Loan Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article IV voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 4.08 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Loan Party intends this Section 4.08 to constitute, and this Section 4.08 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of the Commodity Exchange Act. 88 CHAR1\1732710v2

4.09 Appointment of Parent Borrower. Each of the Loan Parties hereby appoints the Parent Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Parent Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Parent Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Parent Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Parent Borrower on behalf of each of the Loan Parties. ARTICLE V CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 5.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) Loan Documents. Receipt by the Administrative Agent of executed counterparts of this Agreement and the other Loan Documents, each properly executed by a Responsible Officer of the signing Loan Party and, in the case of this Agreement, by each Lender. (b) Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Effective Date, and in form and substance satisfactory to the Administrative Agent. (c) No Material Adverse Change. There shall not have occurred since December 31, 2016, a material adverse change in, or a material adverse effect on, the operations, business, assets, financial condition or results of operations of the Parent Borrower and its Subsidiaries, taken as a whole. (d) Litigation. There shall not exist any action, suit, investigation or proceeding pending or, to the knowledge of the Parent Borrower, threatened in any court or before an arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (e) Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent and its legal counsel: (i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, including in respect of a Dutch Loan Party an up-to-date extract from the Dutch trade register (handelsregister) relating to it, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Effective Date; 89 CHAR1\1732710v2

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party, including in respect of a Dutch Loan Party: (A) a copy of a resolution of its management board: (I) approving the execution of, and the terms of, and the transactions contemplated by, the Loan Documents; and (II) if applicable, appointing one or more authorised persons to represent the relevant Dutch Loan Party in the event of a conflict of interest or confirming that no such person has been appointed; (B) a copy of a resolution of its general meeting of shareholders: (I) approving the execution of, and the terms of, and the transactions contemplated by, the Loan Documents; and (II) if applicable, appointing one or more authorised persons to represent the relevant Dutch Loan Party in the event of a conflict of interest or confirming that no such person has been appointed; (C) a copy of a resolution of its board of supervisory directors (if any): (I) approving the execution of, and the terms of, and the transactions contemplated by, the Loan Documents; and (II) if applicable, appointing one or more authorised persons to represent the relevant Dutch Loan Party in the event of a conflict of interest or confirming that no such person has been appointed; and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation, including in respect of a Dutch Loan Party, evidence of unconditional positive advice of any works council which has advisory rights in respect of the entry into and performance of the transactions contemplated in the Loan Documents. (f) Perfection and Priority of Liens. Receipt by the Administrative Agent of the following: (i) searches of Uniform Commercial Code filings in the jurisdiction of formation of each Domestic Loan Party or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens; 90 CHAR1\1732710v2

(ii) UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral; (iii) all certificates evidencing any certificated Equity Interests pledged to the Administrative Agent pursuant to the Security Agreement, together with duly executed in blank and undated stock powers attached thereto; (iv) searches of ownership of, and Liens on, Intellectual Property of each Domestic Loan Party in the appropriate governmental offices; and (v) duly executed notices of grant of security interest in the form required by the Security Agreement as are necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Intellectual Property of the Domestic Loan Parties. (g) Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Domestic Loan Parties evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Administrative Agent as additional insured (in the case of liability insurance) or lenders loss payee (in the case of hazard insurance) on behalf of the Lenders. (h) Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Parent Borrower certifying that (i) the conditions specified in Sections 5.01(c) and (d) and Sections 5.02(a) and (b) have been satisfied and (ii) the Parent Borrower and its Subsidiaries (after giving effect to the Transactions) are solvent on a consolidated basis as provided in Section 6.22. (i) Effective Date Acquisition. Receipt by the Administrative Agent of fully executed copies of all of the Effective Date Acquisition Documents, certified as true and correct by the Parent Borrower. (j) Fees. Receipt by the Administrative Agent, the Arranger and the Lenders of any Fees required to be paid on or before the Effective Date. (k) Attorney Costs. Unless waived by the Administrative Agent, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least two (2) Business Days prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent). (l) Repayment of Certain Amounts Under Existing Credit Agreement. Receipt by the Administrative Agent of evidence that (i) all obligations owed to lenders under the Existing Credit Agreement who are not Lenders hereunder, if any, shall have been paid in full and (ii) the obligations owed to lenders under the Existing Credit Agreement who are Lenders hereunder shall be paid to the extent necessary so that the Obligations of such Lenders to do not exceed their Commitments hereunder. 91 CHAR1\1732710v2

Without limiting the generality of the provisions of the last paragraph of Section 10.03, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto. 5.02 Conditions to all Credit Extensions. Subject to the Incremental Funds Certain Provision in connection with an Incremental Term Loan (if applicable), the obligation of the L/C Issuer and each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of the Borrowers and each other Loan Party contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided, that, any representation and warranty that is qualified by materiality, a Material Adverse Effect or similar language shall be true and correct in all respects), and except that for purposes of this Section 5.02, the representations and warranties contained in Sections 6.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.04(a) and (b), respectively. (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) The Administrative Agent and, if applicable, the L/C Issuer and/or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (d) In the case of a Credit Extension to be denominated in an Alternative Currency, such currency remains an Eligible Currency. (e) There shall be no prohibition or material impediment, restriction or limitation imposed under Law or by any Governmental Authority, as to the proposed financing under this Agreement or the repayment thereof or as to rights created under any Loan Document or as to application of the proceeds of the realization of any such rights. (f) If the applicable Borrower is a Foreign Borrower, then the conditions of Section 2.16 to the designation of such Borrower as a Foreign Borrower shall have been met to the satisfaction of the Administrative Agent. Each Request for Credit Extension submitted by a Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. 92 CHAR1\1732710v2

ARTICLE VI REPRESENTATIONS AND WARRANTIES The Loan Parties represent and warrant to the Administrative Agent, the L/C Issuer and each of the Lenders that: 6.01 Organization; Power. The Parent Borrower and each of the Subsidiaries (a) is duly organized and validly existing under the Laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect (c) is qualified to do business in, and is in good standing (to the extent that such concept exists in such jurisdiction) in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party and, in the case of the Borrowers, to borrow hereunder. 6.02 Authorization. The Transactions (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate in any material respect (A) any provision of Law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Parent Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any material indenture, material agreement or other material instrument to which the Parent Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, material agreement or other material instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Parent Borrower or any Subsidiary (other than any Lien created hereunder or under the Collateral Documents). 6.03 Enforceability. This Agreement has been duly executed and delivered by the Loan Parties and constitutes, and each other Loan Document when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at Law). 6.04 Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) such as have been made or obtained and are in full force and effect or which are not material to the consummation of the Transactions and (c) those approvals, 93 CHAR1\1732710v2 consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. 6.05 Financial Statements. (a) The Parent Borrower has heretofore furnished to the Lenders (i) the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Parent Borrower and its consolidated Subsidiaries as of and for the fiscal year ended December 31, 2016, audited by and accompanied by the unqualified opinion of Ernst & Young LLP, independent public accountants and (ii) the unaudited consolidated balance sheets and related statements of operations, stockholders’ equity and cash flows of the Parent Borrower and its consolidated Subsidiaries as of the fiscal quarter ending September 30, 2017. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Parent Borrower and its consolidated Subsidiaries as of such dates and for such periods. To the extent required by GAAP, such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Parent Borrower and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis, except that the unaudited financial statements are subject to normal year-end adjustments and do not contain notes thereto. (b) The Parent Borrower has heretofore delivered to the Lenders the unaudited pro forma consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of the Parent Borrower and its consolidated Subsidiaries, as well as pro forma levels of Consolidated EBITDA, for the Parent Borrower’s fiscal year ended December 31, 2016, prepared giving effect to the Transactions as if they had occurred on such date. Such pro forma financial statements have been prepared in good faith by the Parent Borrower, based on the information available to the Parent Borrower as of the date of delivery thereof, accurately reflect, in all material respects, all adjustments required to be made to give effect to the Transactions and present fairly, in all material respects, on a pro forma basis the estimated consolidated financial position of the Parent Borrower and its consolidated Subsidiaries as of such date and for such periods, assuming that the Transactions had actually occurred at such date or at the beginning of such period, as the case may be. The forecasts of financial performance of the Parent Borrower and its Subsidiaries heretofore furnished to the Lenders have been prepared in good faith by the Parent Borrower and based on assumptions believed by the Parent Borrower to be reasonable at the time (it being understood that such forecasts as to future events are not to be reviewed as facts and that actual results may differ materially from such forecasts). 6.06 No Material Adverse Change. No event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the business, operations, assets, liabilities, financial condition or results of operations of the Parent Borrower and the Subsidiaries, taken as a whole, since December 31, 2016. 6.07 Title to Properties; Possession Under Leases. (a) The Parent Borrower and each of the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and material assets, except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 8.02 and except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 8.02. 94 CHAR1\1732710v2

(b) The use by the Parent Borrower and each of the Subsidiaries of such Collateral and all such rights with respect to the foregoing do not infringe on the rights of any Person other than such infringement which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No claim has been made and remains outstanding that the Parent Borrower’s or any Subsidiaries’ use of any Collateral does or may violate the rights of any third party that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (c) The Parent Borrower and each of the Subsidiaries has complied with all material obligations due and payable or required to be performed under all material leases to which it is a party and all such material leases are in full force and effect. The Parent Borrower and each of the Subsidiaries enjoys peaceful and undisturbed possession under all such leases, except where the failure to so enjoy could not reasonably be expected to have a Material Adverse Effect. (d) The Parent Borrower and each of the Subsidiaries owns, or is licensed to use, all Patents, patent applications, Trademarks, trade names, servicemarks, Copyrights, technology, trade secrets, proprietary information, domain names, know-how and processes necessary for the conduct of its business as currently conducted (the “Intellectual Property”), except for those the failure to own or license which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No claim has been asserted in writing and is pending by any person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Parent Borrower or any Subsidiary know of any valid basis for any such claim, which claim is reasonably likely to have a Material Adverse Effect. The use of such Intellectual Property by the Parent Borrower and each Subsidiary does not infringe the rights of any person, except for such claims and infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (e) Except pursuant to licenses and other user agreements entered into by the Parent Borrower or any Subsidiary in the ordinary course of business, on and as of the date hereof (i) the Parent Borrower and each Subsidiary owns and possesses the right to use, and has done nothing to authorize or enable any other person to use, any of its Copyrights, Patents or Trademarks and (ii) all Trademarks, Copyrights, Patents, service marks, trade names, patent rights, franchises, licenses and other intellectual property rights either registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Loan Party as of the Effective Date are set forth on Schedule 6.07 hereto and are valid and in full force and effect, in each case, except for any failure which could not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect. (f) To the Parent Borrower’s and each Subsidiary’s knowledge, on and as of the date hereof, (i) there is no violation by others of any right of the Parent Borrower or such Subsidiary with respect to any of its Copyrights, Patents or Trademarks, respectively, pledged by it under the name of the Parent Borrower or such Subsidiary, as the case may be, (ii) the Parent Borrower or such Subsidiary is not infringing upon any Copyright, Patent or Trademark of any other person other than, in the case of clauses (i) and (ii), such violation or infringement that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (iii) no proceedings have been instituted or are pending against the Parent Borrower or such Subsidiary or threatened, and no claim against such the Parent Borrower or such Subsidiary has been received by the Parent Borrower or such Subsidiary, as the case may be, alleging any such violation, except any violations which could not, individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect. 95 CHAR1\1732710v2

6.08 Subsidiaries. Schedule 6.08 sets forth as of the Effective Date a list of (a) all Subsidiaries and the percentage ownership interest of the Parent Borrower and any Subsidiary therein, (b) the exact legal name and jurisdiction of organization or formation, as applicable, of each Loan Party, (c) each other name each Loan Party has had in the past five (5) years, together with the date of the relevant change, (d) any merger, consolidation or other change in structure of any Loan Party within the past five (5) years, (e) the chief executive office of each Loan Party and (f) the federal taxpayer identification number and organizational identification number of each Loan Party. The shares of Equity Interests so indicated on Schedule 6.08 are owned by the Parent Borrower, directly or indirectly, free and clear of all Liens (other than Liens created under the Collateral Documents). 6.09 Litigation; Compliance with Laws. (a) There are not any actions, suits or proceedings at Law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Parent Borrower, threatened against or affecting the Parent Borrower, any Subsidiary or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) None of the Parent Borrower or any of the Subsidiaries or any of their respective material properties or material assets is in violation of, nor will the continued operation of their material properties and material assets as currently conducted violate, any Law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits), or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect. 6.10 Agreements. (a) None of the Parent Borrower or any of the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. (b) None of the Parent Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect. 6.11 Federal Reserve Regulations. (a) None of the Parent Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the FRB, including Regulation T, U or X. 96 CHAR1\1732710v2

6.12 Investment Company Act. None of the Parent Borrower or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. 6.13 Use of Proceeds. The Borrowers will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in Section 7.08. 6.14 Tax Returns. Each of the Parent Borrower and each of the Subsidiaries has filed or caused to be filed all federal and all material state, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all material taxes due and payable by it and all assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which the Parent Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves and except for taxes the nonpayment of which could not reasonably be expected to have a Material Adverse Effect. 6.15 No Material Misstatements. No written information, report, financial statement, exhibit or schedule furnished by or on behalf of the Borrowers to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, which when taken as a whole and together with the representations and warranties contained in this Agreement, contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading in any material respect; provided, that, to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule and it is understood that actual results may materially differ from forecasts and projections. 6.16 Employee Benefit Plans. (a) With respect to any Plan, each of the Borrowers and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. Neither the Parent Borrower nor any Subsidiary has (a) failed to comply with any requirement of applicable Law relating to any employee pension benefit plan primarily for the benefit of employees of the Parent Borrower or any Subsidiary residing outside the United States that is not subject to ERISA or the Internal Revenue Code or (b) incurred any other liability with respect to such plan (other than liabilities incurred in the ordinary course of business), except for any such noncompliance or incurrence which could not reasonably be expected to result in a Material Adverse Effect. (b) With respect to any Foreign Pension Plan, each of the Parent Borrower and each of the Subsidiaries is in compliance in all material respects with the applicable provisions of the applicable Law governing such Foreign Pension Plan and the regulations and published interpretations thereunder. No Foreign Pension Plan has failed to comply with, or be funded in accordance with, or is reasonably expected 97 CHAR1\1732710v2 to fail to company with, or be funded in accordance with, applicable Law that, when taken together with all other such instances, could reasonably be expected to result in a Material Adverse Effect. 6.17 Environmental Matters. Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Parent Borrower or any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, (ii) has become subject to any pending or to the knowledge of the Parent Borrower, threatened, Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. 6.18 Insurance. Schedule 6.18 sets forth a true, complete and correct description, including the carriers, policy numbers, expiration dates, types, amounts and deductibles, of all insurance maintained by the Parent Borrower or by the Parent Borrower for its Subsidiaries as of the Effective Date and such insurance is in full force and effect and all premiums have been duly paid if due. The Parent Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are, when considered in its entirety, in the good faith judgment of the Parent Borrower prudent in the ordinary course of business of the Parent Borrower and its Subsidiaries. 6.19 Collateral Documents. (a) The Security Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the ratable benefit of the holders of the Obligations, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and (i) when each Certificated Security (as defined in the Security Agreement) evidencing any Pledged Equity (as defined in the Security Agreement) is delivered to the Administrative Agent, the Security Agreement shall constitute a fully perfected first priority Lien under federal or state Laws of the United States on, and security interest in, all right, title and interest of the Loan Parties party to the Security Agreement in such Certificated Security (as defined in the Security Agreement)y o, in each case prior and superior in right to any other person, and (ii) when Uniform Commercial Code financing statements in appropriate form are filed in the offices as required by the Uniform Commercial Code, the Lien created under the Collateral Documents will constitute a fully perfected Lien under federal or state Laws of the United States on, and security interest in, all right, title and interest of the Loan Parties in all such Collateral as to which a security interest may be perfected by such a filing (other than Intellectual Property, as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 8.02. (b) Upon the recordation of the notices of grant of security interest in the form required by the Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office and Uniform Commercial Code financing statements in appropriate form filed in the offices as required by the Uniform Commercial Code, the Security Agreement shall constitute a fully perfected Lien under federal or state Laws of the United States on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on 98 CHAR1\1732710v2 registered Trademarks, trademark applications, Patents, patent applications and Copyrights acquired by the Loan Parties after the date hereof). (c) The Dutch Share Pledge Agreement and each other Collateral Document, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the ratable benefit of the holders of the Obligations, a legal, valid and enforceable security interest in the Collateral purported to be covered thereby, and such Collateral Document shall constitute a valid security interest and Lien under applicable Law on, and security interest in, all right, title and interest of the Loan Parties party to such Collateral), in each case to the extent and in the manner required under the applicable Collateral Document and prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 8.02. 6.20 Beneficial Ownership. As of the First Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered to the Administrative Agent or any Lender, if applicable, is true and correct in all respects. 6.21 Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Parent Borrower or any Subsidiary pending or, to the knowledge of the Parent Borrower, threatened. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Parent Borrower or any Subsidiary is bound. Except to the extent any of the following, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (a) the hours worked by and payments made to employees of the Parent Borrower and the Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable federal, state, local or foreign Law dealing with such matters and (b) all payments due from the Parent Borrower or any Subsidiary, or for which any claim may be made against the Parent Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Parent Borrower or such Subsidiary. 6.22 Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, and before and after giving effect to the consummation of the Effective Date Acquisition on a Pro Forma Basis, (a) the fair value of the assets of the Loan Parties taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties taken as a whole will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties taken as a whole will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties taken as a whole will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Effective Date. 99 CHAR1\1732710v2

6.23 Government Sanctions. No Loan Party, nor any of their Subsidiaries, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, Her Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority applicable to the Loan Parties or any of their Subsidiaries or (iii) located, organized or resident in a Designated Jurisdiction 6.24 Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the Patriot Act and other similar anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Laws. 6.25 No Affected Financial Institution or Covered Entity. Neither the Parent Borrower nor any Subsidiary is an Affected Financial Institution or a Covered Entity. 6.26 Additional ERISA Representations. No Borrower is or will be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement. 6.27 Representations as to Foreign Obligors. (a) Such Foreign Obligor is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by such Foreign Obligor of the Applicable Foreign Obligor Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Obligor nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its obligations under the Applicable Foreign Obligor Documents. (b) The Applicable Foreign Obligor Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Obligor is organized and existing for the enforcement thereof against such Foreign Obligor under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Obligor Documents that the Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Obligor is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Obligor Documents or any other document, except for (i) any such filing, 100 CHAR1\1732710v2 registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Obligor Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid. (c) There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents or (ii) on any payment to be made by such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents, except as has been disclosed to the Administrative Agent. (d) The execution, delivery and performance of the Applicable Foreign Obligor Documents executed by such Foreign Obligor are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Obligor is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided, that, any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable). 6.28 Status as Senior Indebtedness. The Obligations constitute “Designated Senior Indebtedness” or any similar designation (with respect to Indebtedness having the maximum rights as “senior debt”) under and as defined in any agreement governing any subordinated Indebtedness and the subordination provisions set forth in each such agreement are legally valid and enforceable against the parties thereto. 6.29 Dutch Works Council. No works council (ondernemingsraad) has been established which has the right to advise in relation to the entry into and performance of this Agreement and no Dutch Loan Party is in the process of establishing a works council. ARTICLE VII AFFIRMATIVE COVENANTS The Loan Parties covenant and agree with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Loan Parties will, and will cause each of the Subsidiaries to: 7.01 Existence; Business and Properties; Compliance with Laws. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 8.05. (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect all rights, licenses, permits, franchises, authorizations, Patents, Copyrights, Trademarks and trade names used in or relating to the conduct of its business, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; maintain and operate such business in 101 CHAR1\1732710v2 substantially the manner in which it is presently conducted and operated, including any reasonable extension, development or expansion thereof; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. (c) Comply with all applicable Laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 7.02 Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by Law. (b) Cause the Administrative Agent and its successors and assigns to be named as lender’s loss payee, as its interest may appear, and/or additional insured with respect to any such insurance providing liability coverage or coverage in respect of any Collateral, and cause each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by other instruments reasonably acceptable the Administrative Agent, that it will give the Administrative Agent thirty (30) days’ (or in the case of nonpayment of premium, ten (10) days’) prior written notice before any such policy or policies shall be altered or canceled (or such lesser number of days’ notice as the Administrative Agent may agree); and cause all such policies to provide that neither the Parent Borrower, the Administrative Agent nor any other party shall be a coinsurer thereunder and to contain a “Replacement Cost Endorsement”, without any deduction for depreciation, and such other provisions as the Administrative Agent may reasonably require from time to time to protect its interests; deliver insurance certificates evidencing all such policies to the Administrative Agent; upon the occurrence of an Event of Default, deliver original or certified copies of all such policies to the Administrative Agent upon its request. (c) Notify the Administrative Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 7.02 is taken out by the Parent Borrower; and promptly deliver to the Administrative Agent a duplicate original copy of such policy or policies. (d) Authorize the Administrative Agent, as the attorney-in-fact of each of the Domestic Loan Parties and for the benefit of the Lenders, upon the occurrence and during the continuance of an Event of Default, without the consent of the applicable Domestic Loan Party, (i) to adjust and compromise proceeds payable under such insurance policies, (ii) to collect, receive and give receipts for such insurance proceeds in the name of such Domestic Loan Party, the Administrative Agent and the Lenders and (iii) to endorse such Domestic Loan Party’s name upon any instrument in payment thereof. 102 CHAR1\1732710v2

7.03 Taxes. Pay all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default; provided, however, that, such payment and discharge shall not be required with respect to any such tax, assessment, charge or levy so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings and each Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien or (b) the nonpayment thereof could not reasonably be expected to result in a Material Adverse Effect. 7.04 Financial Statements, Reports, Etc. In the case of the Parent Borrower, furnish to the Administrative Agent (either physically or through electronic delivery reasonably acceptable to the Administrative Agent), which shall furnish to each Lender: (a) within ninety (90) days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Parent Borrower and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by Ernst & Young LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect, other than a “going concern” qualification solely with respect to, or as a result of, an upcoming maturity date of any Indebtedness created hereunder and under the other Loan Documents occurring within one year from the time such opinion is delivered) to the effect that such consolidated financial statements fairly present, in all material respects, the financial condition and results of operations of the Parent Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within forty five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Parent Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Responsible Officers as fairly presenting, in all material respects, the financial condition and results of operations of the Parent Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments; (c) concurrently with any delivery of financial statements under Sections 7.04(a) and (b), a certificate of the accounting firm (in the case of Section 7.04(a)) or Responsible Officer (in the case of Section 7.04(b)) opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations and which may be provided by a Responsible Officer if accounting firms generally are not providing such certificates) (a “Compliance Certificate”) (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent showing the Consolidated Total Leverage Ratio and demonstrating compliance with the covenants contained in Section 8.10 and, in the case of a certificate delivered with the financial statements required by Sections 7.04(a), certifying that there has been no change 103 CHAR1\1732710v2 in the business activities, assets or liabilities of the Loan Parties, or if there has been any such change, describing such change in reasonable detail and certifying that the Loan Parties are in compliance with Section 8.08; (d) within forty five (45) days after the commencement of each fiscal year of the Parent Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year); (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed to its shareholders, as the case may be; (f) promptly after the receipt thereof by the Parent Borrower or any Subsidiary, a copy of any “management letter” received by any such person from its certified public accountants and the management’s response thereto; and (g) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Parent Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request. Documents required to be delivered pursuant to Section 7.04 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent Borrower posts such documents, or provides a link thereto on the Parent Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Parent Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided, that: (i) the Parent Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Parent Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Parent Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Parent Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 7.04(c) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Parent Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of such Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to such Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, 104 CHAR1\1732710v2 shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” such Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to such Borrower or its securities for purposes of United States federal and state securities Laws (provided, however, that, to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated as “Public Side Information.” 7.05 Litigation and Other Notices. Furnish to the Administrative Agent, the L/C Issuer and each Lender prompt (and, in any event, within five (5) Business Days, except with resection to Section 7.05(a), which shall be within three (3) Business Days) written notice of the following: (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto; (b) the filing or commencement of, or any written threat or written notice of intention of any person to file or commence, any action, suit or proceeding, whether at Law or in equity or by or before any Governmental Authority, against any Borrower or any Subsidiary thereof that could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and (d) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect. 7.06 [Reserved]. 7.07 Maintaining Records; Access to Property and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of Law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent (which may include representatives of one or more Lenders) to visit and inspect the financial records and the properties of the Parent Borrower or any Subsidiary at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances and condition of the Parent Borrower or any Subsidiary with the officers thereof and independent accountants therefor; provided, that, (x) any representatives designated by the Administrative Agent (which may include representatives of one or more Lenders) shall not exercise such rights more often than one time during any calendar year absent the existence of an Event of Default that is continuing and (y) only one such visit and inspection during any calendar year shall be at the Borrowers’ expense, except during the existence of an Event of Default (in which case all such visits and inspections shall be at the Borrowers’ expense). Except following the occurrence and during the continuance of any Event of Default, the Borrowers shall be entitled to have a representative present at all such discussions and to obtain a copy of all written requests for information relating to any Loan Party made by the Administrative Agent or any 105 CHAR1\1732710v2

Lender to any third party. Within one hundred twenty (120) days after the close of each fiscal year of the Parent Borrower, at the request of the Administrative Agent or the Required Lenders, the Parent Borrower will hold a meeting (at a mutually agreeable location and time or, at the option of the Parent Borrower, by conference call) with all lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of the Parent Borrower and its Subsidiaries for the current fiscal year of the Parent Borrower. 7.08 Use of Proceeds. Use the proceeds of the Credit Extensions (a) to refinance certain existing Indebtedness, (b) to finance the Effective Date Acquisition, the subsequent merger of the Muuto Entities and costs and expenses associated therewith, (c) for permitted share repurchases and Permitted Acquisitions (including the Effective Date Acquisition and the subsequent merger of the Muuto Entities) and (d) for working capital, capital expenditures and other lawful corporate purposes; provided, that, in no event shall the proceeds of the Credit Extensions or any Letter of Credit (x) be used in contravention of any Law or of any Loan Document or (y) directly or indirectly, be used, or lent, contributed or otherwise made available for use to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions. 7.09 Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing or recording, as applicable, Uniform Commercial Code and other financing statements) that may be required under applicable Law, or that the Required Lenders or the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted under Section 8.02) of the security interests created or intended to be created by the Collateral Documents. The Parent Borrower will cause any subsequently acquired or organized wholly- owned Subsidiary (other than an Immaterial Domestic Subsidiary, an Excluded Domestic Subsidiary or an Immaterial Foreign Subsidiary) to become a Guarantor by executing a Guarantor Joinder Agreement; provided, that, (x) if personal property collateral has been released pursuant to Section 10.10, no personal property of Guarantors that are Domestic Subsidiaries shall be required to be pledged and (y) Guarantors that are Foreign Subsidiaries shall not be required to make any pledge of, or grant security interests in, any of their assets. Unless a Release of Collateral Event shall have occurred and be continuing, the Parent Borrower will cause (x) the Equity Interests of any subsequently acquired or organized Domestic Subsidiary (other than an Excluded Domestic Subsidiary) wholly-owned by any Loan Party, (y) subject to clause (C) of the proviso immediately below, sixty five percent (65%) of the issued and outstanding Equity Interests entitled to vote and one hundred percent (100%) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each wholly-owned First Tier Foreign Subsidiary and wholly-owned First Tier Excluded Domestic Subsidiary and (z) if the Equity Interests of the Parent Borrower are held or acquired by any holding company whose sole or primary purpose is holding such Equity Interests, the Equity Interests of the Parent Borrower, in each case, to be pledged to the Administrative Agent pursuant to the Security Agreement; provided, that, (A) (i) the certificated Equity Interests of any First Tier Foreign Subsidiary that is not a Material Subsidiary or a Loan Party shall only be pledged pursuant to the Security Agreement or other New York Law-governed security document (and not a security document governed by the Law of the applicable foreign jurisdiction) and (ii) the Equity Interests of any First Tier Foreign Subsidiary (that is certificated or uncertificated) that is a Material Subsidiary or Loan Party shall be pledged pursuant to a security document governed by the Law of the jurisdiction of such First Tier Foreign Subsidiary or Loan Party, (B) the uncertificated Equity Interests of any First Tier 106 CHAR1\1732710v2

Foreign Subsidiary that is not a Material Subsidiary or a Loan Party shall not be required to be pledged as Collateral, (C) if pursuant to a change in applicable Law after December 31, 2017, the grant of a security interest of a greater percentage of the Equity Interests of a Foreign Subsidiary or Excluded Domestic Subsidiary could not reasonably be expected to cause the undistributed earnings of such Subsidiary, as determined for United States federal income tax purposes, to be treated as a deemed dividend to such Subsidiary’s United States parent (a “Permissible Additional Grant”), such Permissible Additional Grant shall be made; provided, however that, if pursuant to a further change in applicable Law the Parent Borrower or any other Domestic Subsidiary would become liable for any additional United States federal income taxes solely by reason of such Permissible Additional Grant, then, to the extent permitted by the Laws of the respective foreign jurisdiction, such Permissible Additional Grant shall be immediately released and (D) no Equity Interests of any First Tier Foreign Subsidiary shall be pledged if it is directly or indirectly the subsidiary of an Excluded Domestic Subsidiary the Equity Interests of which have been pledged. In addition, subject to the last sentence of this Section 7.09(a), from time to time, the Parent Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests in the assets (other than Excluded Property) of the Parent Borrower and its wholly-owned Domestic Subsidiaries (other than Excluded Domestic Subsidiaries and Immaterial Domestic Subsidiaries) including personal property acquired subsequent to the Effective Date (but excluding Excluded Property)). Such security interests and Liens will be created under the Collateral Documents and other security agreements and other instruments and documents in form and substance reasonably satisfactory to the Administrative Agent, and the Parent Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request to evidence compliance with this Section 7.09. The Parent Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. Subject to Schedule 7.13, the actions required under this Section 7.09 shall be taken within sixty (60) days (or such later time as may be acceptable to the Administrative Agent) after the event giving rise to the requirement to take such action. Notwithstanding the foregoing, (x) the Administrative Agent in its discretion may determine not to take a security interest in those assets as to which the Administrative Agent shall determine, in its reasonable discretion, that the cost of obtaining such Lien (including any mortgage, stamp, intangibles or other tax) are excessive in relation to the benefit to the Lenders of the security afforded thereby and (y) Liens required to be granted pursuant to this Section 7.09 shall be subject to exceptions and limitations consistent with those set forth in the Security Documents as in effect on the Effective Date (to the extent appropriate in the applicable jurisdiction) and no action need be taken to perfect any security interest in vehicles or any deposit account or securities account (each as defined in the Uniform Commercial Code) other than the filing of a financing statement under the Uniform Commercial Code; and (b) Should the Parent Borrower fail to maintain the Requisite Ratings, within thirty (30) days of notice thereof from either the Required Lenders or the Administrative Agent, the Parent Borrower shall cause the security interests in all personal property of the Domestic Loan Parties to be re-granted to secure the Obligations in accordance with the requirements and conditions of Section 7.09(a) (it being understood and agreed that such re-granted security interests will have a lien priority at least equal to the lien priority existing as of the time of the Release of Collateral Event). 7.10 Environmental Laws. Except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect: (a) Comply with, and use reasonable efforts to ensure compliance by all contractors, tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and use reasonable efforts to ensure that all contractors, tenants and subtenants obtain and comply with and 107 CHAR1\1732710v2 maintain, any and all Environmental Permits required of them by any applicable Environmental Laws. For purposes of this Section 7.10(a), noncompliance with the foregoing shall be deemed not to constitute a breach of this covenant; provided, that, upon learning of any actual or suspected noncompliance, each Borrower shall promptly undertake reasonable efforts to achieve compliance. (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required to be undertaken by any Loan Party under Environmental Laws and promptly comply with all orders and directives applicable to any Loan Party of all Governmental Authorities regarding Environmental Laws; provided, however, that, this covenant shall be deemed not violated if the relevant Loan Party promptly challenges in good faith any such order or directive in a manner consistent with all applicable Environmental Laws and other requirements of Law and pursues such challenge or challenges diligently. (c) Generate, use, treat, store, release, dispose of, and otherwise manage Hazardous Materials in a manner that would not reasonably be expected to result in an Environmental Liability to any Loan Party or to affect any real property owned or leased by any of them; and take reasonable efforts to prevent any other person from generating, using, treating, storing, releasing, disposing of, or otherwise managing Hazardous Materials in a manner that could reasonably be expected to result in an Environmental Liability to, or affect any real property owned or operated by, any Loan Party. For purposes of this Section 7.10(c), noncompliance with the foregoing shall be deemed not to constitute a breach of this covenant; provided, that, upon learning of any actual or suspected noncompliance, each Borrower shall promptly undertake reasonable efforts to remove such Hazardous Materials, if required by applicable Environmental Law, or otherwise remediate them, if required by applicable Environmental Law, in a manner consistent with applicable Environmental Law. (d) If required by applicable Law, promptly take all commercially reasonable actions necessary to address any Environmental Liability. (e) Deliver written notice to the Administrative Agent as soon as practicable following receipt of all environmental audits, investigations, analyses and reports of any kind or character, and all written communications, with respect to any Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and, upon the request of the Administrative Agent, promptly deliver copies to the Administrative Agent of such environmental audits, investigations, analyses, reports and written communications. 7.11 Anti-Corruption Laws. Conduct its business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such Laws. 7.12 Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Foreign Obligor is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents. 7.13 Post-Closing Obligations. 108 CHAR1\1732710v2

Within the time periods specified on Schedule 7.13, satisfy the requirements set forth on Schedule 7.13. ARTICLE VIII NEGATIVE COVENANTS The Loan Parties covenant and agree with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Loan Parties will not, nor will they cause or permit any of the Subsidiaries to: 8.01 Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except: (a) Indebtedness existing on the Effective Date and set forth in Schedule 8.01, including in the case of lines of credit the maximum amount of Indebtedness permitted to be incurred thereunder; (b) Indebtedness created hereunder and under the other Loan Documents; (c) Indebtedness under completion guarantees, appeal bonds, performance or surety bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business; (d) Indebtedness under or in respect of Swap Contracts that are not speculative in nature; (e) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds in the ordinary course of business, so long as such Indebtedness is extinguished within ten (10) Business Days of the incurrence thereof; (f) Cash Management Obligations and other Indebtedness in respect of netting services, overdraft protections and similar arrangements in each case in connection with deposit accounts; (g) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (h) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (i) with respect to the Parent Borrower or any Subsidiary, purchase money Indebtedness (including Capital Lease Obligations) and Synthetic Lease Obligations in an aggregate principal amount not to exceed $100,000,000 at any time outstanding; (j) unsecured subordinated Indebtedness of any Loan Party (which may be guaranteed by any Loan Party on a subordinated basis); provided, that: 109 CHAR1\1732710v2

(i) at all times prior to the Covenant Trigger Period, incurrence of unlimited unsecured subordinated Indebtedness of any Loan Party shall be permitted so long as (A) as of the date of such incurrence (or, in the case of a Limited Condition Transaction, the date of the signing of the Acquisition Agreement with respect thereto), after giving effect to the incurrence of any such Indebtedness, (1) the Parent Borrower is in Pro Forma Compliance with the then applicable financial covenants set forth in Section 8.10 and (2) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (B) such Indebtedness matures at least six (6) months after the Maturity Date, (C) no payments of principal of such Indebtedness may be made until the earlier of (X) the six-month anniversary of the Maturity Date and (Y) the termination of the Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) Cash Management Obligations and obligations under or in respect of Swap Contracts (other than with respect to amounts currently due thereunder for which the Administrative Agent has received prior written notice)) and the expiration or termination of all Letters of Credit, and (D) such Indebtedness is subordinated to the Obligations on such other terms and conditions reasonably satisfactory to the Administrative Agent in form and substance; and (ii) at all times during the Covenant Trigger Period, incurrence of unlimited unsecured subordinated Indebtedness of any Loan Party shall be permitted so long as (A) as of the date of such incurrence (or, in the case of a Limited Condition Transaction, the date of the signing of the Acquisition Agreement with respect thereto), after giving effect to the incurrence of any such Indebtedness, (1) the Parent Borrower is in Pro Forma Compliance with the then applicable financial covenants set forth in Section 8.10, (2) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (3) on a Pro Forma Basis the Consolidated Total Net Leverage Ratio shall not exceed (x) with respect to any incurrence during the period from the Effective Date through and including the date that is one (1) year after the Effective Date, 5.25 to 1.0, and (y) with respect to any incurrence thereafter, 5.0 to 1.0, (B) such Indebtedness matures at least six (6) months after the Maturity Date, (C) no payments of principal of such Indebtedness may be made until the earlier of (X) the six-month anniversary of the Maturity Date and (Y) the termination of the Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) Cash Management Obligations and obligations under or in respect of Swap Contracts (other than with respect to amounts currently due thereunder for which the Administrative Agent has received prior written notice)) and the expiration or termination of all Letters of Credit, and (D) such Indebtedness is subordinated to the Obligations on such other terms and conditions reasonably satisfactory to the Administrative Agent in form and substance; (k) other unsecured Indebtedness of any Loan Party not contemplated in the foregoing clauses of this Section 8.01; provided, that: (i) at all times prior to the Covenant Trigger Period, incurrence of unlimited unsecured Indebtedness of any Loan Party under this Section 8.01(k) shall be permitted so long as (A) as of the date of such incurrence (or, in the case of a Limited Condition Transaction, the date of the signing of the Acquisition Agreement with respect thereto), after giving effect to the incurrence of such Indebtedness, (1) the Parent Borrower is in Pro Forma Compliance with the then applicable financial covenants set forth in Section 8.10 and (2) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (B) such Indebtedness matures at least six (6) months after the Maturity Date; and (ii) at all times during the Covenant Trigger Period, incurrence of unsecured Indebtedness of any Loan Party under this Section 8.01(k) in an aggregate principal amount not to exceed $400,000,000 at any time outstanding shall be permitted so long as, (A) as of the date of such incurrence (or, in the case of a Limited Condition Transaction, the date of the signing of the 110 CHAR1\1732710v2

Acquisition Agreement with respect thereto), after giving effect to the incurrence of such Indebtedness, (1) the Parent Borrower is in Pro Forma Compliance with the then applicable financial covenants set forth in Section 8.10, (2) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (3) on a Pro Forma Basis the Consolidated Total Net Leverage Ratio shall not exceed (x) with respect to any incurrence during the period from the Effective Date through and including the date that is one (1) year after the Effective Date, 5.25 to 1.0, and (y) with respect to any incurrence thereafter, 5.0 to 1.0, and (B) such Indebtedness matures at least six (6) months after the Maturity Date; (l) secured or unsecured Indebtedness assumed by the Parent Borrower or any Subsidiary in connection with a Permitted Acquisition in an aggregate principal amount not to exceed $75,000,000 at any time outstanding (of which up to $37,500,000 at any time outstanding may be secured); provided, that, (i) such Indebtedness exists at the time of such Acquisition and is not created in contemplation of or in connection with such Acquisition, and (ii) no party is an obligor under such Indebtedness that was not an obligor immediately prior to such Permitted Acquisition (other than any subsequently formed or acquired Subsidiaries of any party that was the target of such Acquisition, to the extent required to become an obligor with respect thereto under the applicable documents governing such Indebtedness); (m) secured or unsecured Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $35,000,000 at any time outstanding (of which up to $25,000,000 at any time outstanding may be secured); provided, that, any Foreign Subsidiary that is an obligor with respect to any such Indebtedness (other than securitizations, purchase money Indebtedness or Indebtedness incurred solely to finance the acquisition, construction or renovation of any real property or other asset of any Foreign Subsidiary, in each case with respect to itself and no any other Person) in an aggregate principal amount greater than or equal to $15,000,000 that is not already a Guarantor hereunder shall become a Guarantor hereunder pursuant to Section 7.09; (n) Indebtedness incurred to extend, renew or refinance any Indebtedness described in Sections 8.01(a), (i), (j), (k), (l) or (m) (“Refinancing Indebtedness”); provided, that, (i) such Refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being extended, renewed or refinanced, plus the amount of any interest, premiums or penalties required to be paid thereon plus fees and expenses associated therewith and by an amount equal to any existing commitments unutilized thereunder, (ii) such Refinancing Indebtedness has the same or a later or equal final maturity and the same or a longer or equal weighted average life to maturity than the Indebtedness being extended, renewed or refinanced, (iii) if the Indebtedness being extended, renewed or refinanced is subordinated to the Obligations, the Refinancing Indebtedness is subordinated to the Obligations on terms no less favorable to the Lenders than the Indebtedness being extended, renewed or refinanced, (iv) only the obligors in respect of the Indebtedness being extended, renewed or refinanced (and any subsequently formed or acquired Subsidiaries of such obligor, to the extent required to become an obligor with respect thereto under the applicable documents governing such Indebtedness) may become obligated with respect to such Refinancing Indebtedness, (v) the security interest(s) granted in connection with such Refinancing Indebtedness, if any, shall not cover more collateral (other than subsequently acquired assets of the applicable obligors of the same type as those assets expressly required to become collateral for such obligations to the extent required under documents governing such Indebtedness and which is not Collateral hereunder), in any material respect, than the security interest(s), if any, granted in connection with the Indebtedness being refinanced and (vi) the non-economic covenants, events of default, remedies and other provisions of the Refinancing Indebtedness, when taken as a whole, shall be materially no less favorable to the Lenders than those contained in the Indebtedness being extended, renewed or refinanced; 111 CHAR1\1732710v2

(o) Indebtedness of the Parent Borrower owing to any Subsidiary and of any Subsidiary owing to the Parent Borrower or any other Subsidiary; provided, that, (i) any such Indebtedness that is owed by a Subsidiary that is not a Loan Party must be an Investment (in the form of Indebtedness) under Section 8.04 and (ii) such Indebtedness must be subject to subordination terms reasonably acceptable to the Administrative Agent (provided, that, with respect to such Indebtedness existing on the Effective Date, evidence of such subordination to be provided within the period set forth in Part II of Schedule 7.13); (p) Guarantees with respect to Indebtedness permitted under this Section 8.01 to the extent that the primary obligation is permitted under this Section 8.01 and to the extent such Guarantees constitute Investments permitted under Section 8.04; (q) Indebtedness constituting indemnification, deferred purchase price adjustments, earn outs or other similar contingent payment obligations incurred in connection with any Acquisition, Investment or Asset Sale not prohibited hereunder incurred in the ordinary course of business; (r) Indebtedness representing deferred compensation to directors, officers, employees, members of management and consultants of Parent Borrower or any of its Subsidiaries incurred in the ordinary course of business; and (s) other secured or unsecured Indebtedness of the Parent Borrower or any Loan Party of a type not already contemplated by the above provisions in this Section 8.01 in an aggregate principal amount not to exceed $35,000,000 at any time outstanding (of which up to $25,000,000 at any time outstanding may be secured). Notwithstanding anything in this Agreement to the contrary, Indebtedness of the Muuto Entities (and following the consummation of the Muuto Merger, Muuto A/S) (other than Indebtedness permitted under Sections 8.01(b) and (o)) shall not exceed $5,000,000 in the aggregate at any time outstanding until such time as all obligations under Part I of Schedule 7.13 have been satisfied or waived in accordance with the terms of Section 11.01. 8.02 Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except: (a) Liens on property or assets of the Parent Borrower and its Subsidiaries existing on the Effective Date and set forth in Schedule 8.02; provided, that, such Liens shall secure only those obligations which they secure on the Effective Date and any extensions, renewals and replacements thereof permitted hereunder; (b) any Lien created under the Loan Documents; (c) any Lien existing on any property or asset prior to the acquisition thereof by the Parent Borrower or any Subsidiary (including Liens securing Indebtedness to the extent permitted under Section 8.01(l) and any Refinancing Indebtedness thereof); provided, that, (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Parent Borrower or any Subsidiary; (d) Liens for taxes not yet due or which are being contested in compliance with Section 7.03; 112 CHAR1\1732710v2

(e) carriers’, landlords’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 7.03 or for which appropriate reserves have been established; (f) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security Laws or regulations; (g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Parent Borrower or any of its Subsidiaries as currently operated; (i) Liens arising out of judgments or awards in respect of which the Parent Borrower or any of the Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall be secured a subsisting stay of execution pending such appeal or proceedings; provided, that, the aggregate amount of all such judgments or awards (and any cash and the fair market value of any property subject to such Liens) does not exceed $25,000,000 at any time outstanding; (j) licenses, leases or subleases granted by the Parent Borrower or any Subsidiary to third persons in the ordinary course of business not interfering in any material respect with the business of the Parent Borrower or any Subsidiary; (k) Liens in favor of customs or revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods; (l) any interest of a lessor under Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Parent Borrower or any of its Subsidiaries in the ordinary course of business; (m) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Parent Borrower or any of its Subsidiaries in the ordinary course of business; (n) Liens that are contractual or statutory setoff rights arising in the ordinary course of business with financial institutions, relating to pooled deposit accounts or sweep accounts of the Parent Borrower and its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business, including created pursuant to the general conditions of a bank operating in the Netherlands based on the general conditions drawn up by the Netherlands Bankers’ Association (Nederlandse Vereniging van Banken) and the Consumers Union (Consumentenbond) or relating to purchase orders or other agreements entered into with customers of the Parent Borrower or any of its Subsidiaries in the ordinary course of business; (o) Liens (i) on any cash earnest money deposits by the Parent Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Agreement, (ii) pursuant to one or more escrow arrangements or other funding arrangements pursuant to which funds 113 CHAR1\1732710v2 will be segregated to pay all or any portion of the purchase price of any Acquisition permitted hereunder, on such escrow arrangements and other funding arrangements; (p) any interest or title of a licensor, lessor or sublessor under any license or lease agreement pursuant to which rights are granted to the Parent Borrower or any Subsidiary; (q) Liens deemed to exist in connection with Investments in repurchase agreements permitted under this Agreement; (r) Liens securing Indebtedness permitted to be incurred pursuant to Section 8.01(i) and any Refinancing Indebtedness thereof; provided, that, such Liens encumber only the property acquired or financed in connection with such Indebtedness and the products and proceeds thereof; (s) Liens on assets of Foreign Subsidiaries securing Indebtedness of Foreign Subsidiaries to the extent permitted to be incurred under Section 8.01(m); (t) Liens on any assets which are the subject of any GSA Transaction; and (u) Liens on assets of the Parent Borrower and its Subsidiaries securing Indebtedness permitted to be incurred under Section 8.01(s). 8.03 Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred unless (a) the sale of such property is permitted by Section 8.05 and (b) any Capital Lease Obligations, Synthetic Lease Obligations or Liens arising in connection therewith are permitted by Sections 8.01 and 8.02, as applicable. 8.04 Investments, Loans and Advances. Make or hold any Investments, except: (a) Permitted Investments; (b) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; (c) the Parent Borrower and the Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $3,000,000 at any time and advances in the ordinary course of business of payroll payments to employees and for entertainment and travel expenses of employees; (d) any Borrower may enter into Swap Contracts in the ordinary course of business that are not speculative in nature; (e) the Parent Borrower and its Subsidiaries may (i) acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with 114 CHAR1\1732710v2 customary trade terms (including the dating of receivables) of the Parent Borrower or such Subsidiary and (ii) make loans to customers, dealers and suppliers in the ordinary course of business and consistent with past practices; (f) the Parent Borrower may acquire and hold obligations of one or more officers or other employees of the Parent Borrower or its Subsidiaries in connection with such officers’ or employees’ acquisition of Equity Interests of the Parent Borrower; (g) purchases of inventory, raw materials and related assets in the ordinary course of business; (h) Permitted Acquisitions; (i) Investments made by the Parent Borrower in or to any Subsidiary and by any Subsidiary in or to the Parent Borrower or in or to another Subsidiary; provided, that, the aggregate amount of Investments by Loan Parties in or to, and Guarantees by Loan Parties of Indebtedness of any Subsidiary that is not a Guarantor, shall not exceed $100,000,000 at any time outstanding; provided, further, however, that, the foregoing limitation shall not apply to any Investments made pursuant to this Section 8.04(i) the proceeds of which are used substantially concurrently to finance any Acquisition that constitutes (or will constitute upon its consummation) a Permitted Acquisition; (j) Investments (including Investments by the Parent Borrower and the Subsidiaries in the Equity Interests of the Subsidiaries) existing as of the Effective Date and set forth in Schedule 8.04; (k) Investments received in connection with an Asset Sale permitted hereunder; and (l) Investments of a type not already contemplated by the above provisions in this Section 8.04 by the Parent Borrower and the Subsidiaries shall be permitted on an unlimited basis so long as (i) after giving effect to any such Investment, the Parent Borrower is in Pro Forma Compliance with the covenants set forth in Section 8.10, and (ii) no Default or Event of Default shall have occurred and be continuing or would result therefrom. 8.05 Mergers, Consolidations and Sales of Assets. (a) Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of any Borrower or less than all the Equity Interests of any Subsidiary of such Borrower, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that (i) the Parent Borrower and any Subsidiary may purchase and sell inventory, materials, equipment or Permitted Investments in the ordinary course of business and may license intellectual property in the ordinary course of business, (ii) the Parent Borrower and any Subsidiary may sell obsolete, damaged or worn-out assets in the ordinary course of business, (iii) any Borrower (other than Parent Borrower) may merge or consolidate with or into any other Borrower or the Parent Borrower, so long as, in the case of a merger or consolidation with the Parent Borrower, the Parent Borrower is the surviving entity, (iv) the Parent Borrower, Knoll Denmark and the Muuto Entities may consummate the Effective Date Acquisition and the subsequent merger of the Muuto Entities, (v) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (t) any Subsidiary may change its form of organization in compliance with Section 8.11, if applicable, (u) the Parent Borrower and any Subsidiary may make Investments and advances permitted under Section 8.04, (v) any wholly owned Subsidiary of a Borrower may merge into such Borrower in a transaction in which such Borrower is the surviving corporation; provided, that, if the Parent Borrower is a party to such 115 CHAR1\1732710v2 transaction, it must be the surviving Person, (w) any wholly owned Subsidiary (or Immaterial Domestic Subsidiary) may merge into or consolidate with any other wholly owned Subsidiary or the Parent Borrower in a transaction in which the surviving entity is a wholly owned Subsidiary and no person other than the Parent Borrower, a wholly owned Subsidiary or the De Minimis Holders receives any consideration (provided, that, if any party to any such transaction is a Domestic Loan Party, the surviving entity of such transaction shall be a Domestic Loan Party and if the Parent Borrower is a party to such transaction, the Parent Borrower shall be the surviving entity), (x) the Parent Borrower and any Subsidiary may make Permitted Acquisitions, (y) any Subsidiary may merge with another person in a transaction constituting an Asset Sale permitted hereunder, and (z) any Subsidiary may dissolve, liquidate or wind up its affairs at any time provided that (1) such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect and (2) prior to or in connection with such dissolution, liquidation or winding-up, as applicable, the assets of such entity shall have been transferred to a Domestic Loan Party. (b) Engage in any Asset Sale not otherwise permitted under Section 8.05(a) above unless (i) such Asset Sale is for consideration at least seventy five percent (75%) of which is cash or Permitted Investments (other than in the case of a like-kind exchange or trade-in of one asset for another asset used or useful in the business of the Parent Borrower and its Subsidiaries) or assumption of Indebtedness, (ii) such consideration is at least equal to the fair market value (as reasonably determined by the Parent Borrower) of the assets being sold, transferred, leased or disposed of and (iii) the fair market value of all assets sold, transferred, leased or disposed of pursuant to this Section 8.05(b) shall not exceed (A) with respect to any fiscal year of the Parent Borrower, seven and one-half percent (7.5%) of the total book value of the assets of the Parent Borrower and its Subsidiaries on a consolidated basis, determined as of the date of the most recent internally available balance sheet or (B) twenty five (25%) of the total book value of the assets of the Parent Borrower and its Subsidiaries on a consolidated basis (which shall include the total book value of assets acquired after the Effective Date with Equity Interests) in the period from the Effective Date through the Maturity Date. Upon a sale of assets or the sale of Equity Interests of a Subsidiary of a Domestic Loan Party permitted by this Section 8.05, the Administrative Agent shall deliver to the Parent Borrower, upon the Parent Borrower’s request and at the Parent Borrower’s expense, such documentation as is reasonably necessary to evidence the release of the Administrative Agent’s security interest in such assets or Equity Interests, including amendments or terminations of UCC financing statements, the return of stock certificates and the release of a Guarantor (as applicable) from its obligations under the Loan Documents. 8.06 Restricted Payments; Restrictive Agreements. (a) Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent (unless the contingency is the repayment of the Obligations or receipt of consent from the requisite lenders under this Agreement) or otherwise) to do so; provided, however, that: (i) any direct or indirect Subsidiary of the Parent Borrower may declare and pay dividends or make other distributions ratably to its equity holders; (ii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, (A) the Parent Borrower may repurchase Equity Interests of the Parent Borrower owned by past or present officers, directors or employees of the Parent Borrower or the Subsidiaries or make payments to employees of the Parent Borrower or the Subsidiaries upon termination of employment of such employees (including as a result of retirement or severance) in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death 116 CHAR1\1732710v2 or disability of such employees and (B) the Parent Borrower or any Subsidiary may make repurchases of Equity Interests by the Parent Borrower deemed to occur upon the withholding of a portion of the Equity Interests granted or awarded to a current or former director, officer, employee, manager or director of such Person, or consultant or advisor or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) to pay for the Taxes payable by such Person upon such grant or award (or upon the vesting or settlement thereof); provided, that, such Restricted Payments under this clause (ii) shall not exceed $15,000,000 in any fiscal year (it being agreed that any amount not utilized in any fiscal year may be carried forward and utilized in the immediately following fiscal year and that any amount spent in any fiscal year shall be deemed to utilize any such carried forward amount first); (iii) the Parent Borrower may make Restricted Payments to fund amounts payable to any participant in any Plan of the Parent Borrower or the Subsidiaries upon the termination of the employment of such participant in an amount not to exceed $5,000,000 in any fiscal year of the Parent Borrower; and (iv) in addition to the Restricted Payments in clauses (i) through (iii) above, the Parent Borrower and its Subsidiaries may make additional Restricted Payments (including Restricted Payments similar or dissimilar to those in clauses (i) through (iii) above); provided, that: (A) at all times prior to the Covenant Trigger Period, (1) Restricted Payments in an aggregate amount not to exceed $100,000,000 in any fiscal year of the Parent Borrower shall be permitted so long as, as of the date of such Restricted Payment, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving effect to any such Restricted Payment on a Pro Forma Basis, the Parent Borrower is in Pro Forma Compliance with the covenants set forth in Section 8.10, and (2) unlimited Restricted Payments shall be permitted so long as (x) no Default or Event of Default shall have occurred and be continuing as of the date of such Restricted Payment or would result therefrom and (y) after giving effect to such Restricted Payment on a Pro Forma Basis, the Parent Borrower is in Pro Forma Compliance with the covenants set forth in Section 8.10, and the Consolidated Total Net Leverage Ratio is 0.50 (a “half- turn”) less than the ratio required to be in Pro Forma Compliance with the Consolidated Total Net Leverage Ratio; and (B) at all times during the Covenant Trigger Period, (1) Restricted Payments in an aggregate amount not to exceed $100,000,000 in any fiscal year shall be permitted so long as, as of the date of such Restricted Payment, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving effect to any such Restricted Payment on a Pro Forma Basis, the Parent Borrower is in Pro Forma Compliance with the covenants set forth in Section 8.10, and (2) unlimited Restricted Payments shall be permitted so long as (x) no Default or Event of Default shall have occurred and be continuing as of the date of such Restricted Payment or would result therefrom and (y) after giving effect to such Restricted Payment on a Pro Forma Basis, the Parent Borrower is in Pro Forma Compliance with the covenants set forth in Section 8.10, and the Consolidated Secured Net Leverage Ratio does not exceed 3.0 to 1.0. (b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Parent Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Parent Borrower or any other Subsidiary or to Guarantee 117 CHAR1\1732710v2

Indebtedness of the Parent Borrower or any other Subsidiary; provided, that, the foregoing shall not apply to restrictions or conditions (A) imposed by Law or by any Loan Document, (B) contained in agreements relating to the sale of stock or assets of a Subsidiary pending such sale; provided, that, such restrictions and conditions apply only to the property interest, rights, assets or such Subsidiary that is to be sold and such sale is permitted hereunder, (C) imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or asset securing such Indebtedness, (D) imposed under contracts with customers entered into the ordinary course of business that contain restrictions on cash or other deposits or net worth, (E) that are binding on any Subsidiary or asset at the time such Subsidiary or asset is acquired by the Parent Borrower or any Subsidiary, so long as such obligation was not entered into in contemplation of such Person or asset becoming a Subsidiary of Parent Borrower or an asset of Parent Borrower or any Subsidiary and does not extend to the Parent Borrower, any other Subsidiary or any other asset thereof, as applicable, (F) customary restrictions on subletting, transferring, or assigning any lease governing a leasehold interest, (G) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures and applicable to such joint venture and its Equity Interests, (H) restrictions regarding licensing and sublicensing of intellectual property in the ordinary course of business, (I) restrictions on cash earnest money deposits in favor of sellers in connection with Permitted Acquisitions and (J) customary provisions in contracts entered into in the ordinary course of business restricting the assignment thereof; provided, that, no such restrictions shall limit any of the conditions described in clause (ii) of this Section 8.06(b). 8.07 Transactions with Affiliates. Except for transactions by or among Domestic Loan Parties, by or among Foreign Obligors or by or among Foreign Subsidiaries that are not Loan Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that (a) the Parent Borrower or any Subsidiary may engage in any of the foregoing transactions at prices and on terms and conditions not less favorable to the Parent Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) Restricted Payments may be effected to the extent provided in Section 8.06, (c) reasonable fees and compensation may be paid to, and indemnities may be provided on behalf of, officers, directors and employees of, and consultants to, the Parent Borrower and the Subsidiaries, as determined by the board of directors or equivalent governing body or appropriate officers of the Parent Borrower in good faith, (d) securities may be issued and other payments, awards or grants (in cash, equity securities or otherwise) may be made pursuant to, or with respect to the funding of, employment arrangements, stock options and stock ownership plans approved by the board of directors or equivalent governing body of the Parent Borrower in good faith, (e) the Loan Parties may perform their respective obligations under the terms of any registration rights agreement, (f) Investments may be made to the extent permitted by Sections 8.01 and 8.04, and (g) transfers of property or assets from Loan Parties to Foreign Subsidiaries in the ordinary course of business not otherwise prohibited under this Agreement. 8.08 Business of Parent Borrower and Subsidiaries. Engage at any time in any business or business activity other than the business currently conducted by them and business activities that constitute a reasonable extension, development or expansion thereof reasonably incidental thereto. 8.09 Amendments of Subordinated Indebtedness. (a) Permit any supplement, modification or amendment of any subordinated Indebtedness of the Parent Borrower or any Subsidiary that would cause such Indebtedness to not be in compliance with 118 CHAR1\1732710v2 the subordination provisions of Section 8.01(j) or that is reasonably likely to adversely affect the ability of the Borrowers to repay the Obligations when due without the prior written consent of the Administrative Agent. (b) Except as permitted under Section 8.01(n), make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any subordinated Indebtedness of the Parent Borrower or any of its Subsidiaries. (c) Make any payment of principal or interest on any subordinated Indebtedness of the Parent Borrower or any of its Subsidiaries in violation of the subordination provisions of such subordinated Indebtedness. 8.10 Financial Covenants. (a) Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Parent Borrower to be less than 3.0 to 1.0. (b) Subject to the last proviso of this Section 8.10, at all times prior to the Covenant Trigger Period, permit the Consolidated Total Net Leverage Ratio as of the end of any fiscal quarter of the Parent Borrower to be greater than (i) for each fiscal quarter ending after the Effective Date through and including the fiscal quarter ending on or about June 30, 2019, 4.25 to 1.0, and (ii) for each fiscal quarter ending thereafter, 4.0 to 1.0; provided, that, after the Consolidated Total Net Leverage Ratio has stepped down to 4.0 to 1.0, the Consolidated Total Net Leverage Ratio may be increased, at the written election of the Parent Borrower delivered to the Administrative Agent, by 0.25 to 1.0 (a “quarter-turn”) in connection with any Acquisition (A) for which total consideration is in excess of $150,000,000, (B) for which seventy five percent (75%) of the total consideration is cash consideration, and such cash portion of total consideration is funded with proceeds of Loans or other Indebtedness permitted hereunder and (C) which otherwise constitutes a Permitted Acquisition, with a 0.25 to 1.0 (a “quarter turn”) step-down at the first period of four (4) fiscal quarters ending after the date that is twelve (12) months after the date of such Acquisition (returning the required Consolidated Total Net Leverage Ratio to 4.0 to 1.0); provided, further, that, (1) in any event, the maximum Consolidated Total Net Leverage Ratio for any period of four (4) fiscal quarters shall not be increased to be greater than 4.25 to 1.0, (2) the maximum Consolidated Total Net Leverage Ratio shall not be increased pursuant to the foregoing proviso on more than two (2) occasions during the term of this Agreement and (3) following any instance of increasing the Consolidated Total Net Leverage Ratio in accordance with this proviso, there must be a period of a least one (1) full fiscal quarter in which the required Consolidated Total Net Leverage Ratio is 4.0 to 1.0 before the Parent Borrower may again elect to increase the Consolidated Total Net Leverage Ratio in accordance with this proviso. (c) Subject to the last proviso of this Section 8.10, at all times during the Covenant Trigger Period, permit the Consolidated Secured Net Leverage Ratio as of the end of any fiscal quarter of the Parent Borrower to be greater than the required ratio opposite the applicable fiscal quarter ending set forth below: Fiscal Quarters Ending Required Consolidated Secured Net Leverage Ratio Fiscal quarters ending June 30, 2018, September 4.25 to 1.0 30, 2018, December 31, 2018 and March 31, 2019 119 CHAR1\1732710v2

Fiscal quarters ending June 30, 2019, September 4.0 to 1.0 30, 2019, December 31, 2019 and March 31, 2020 Fiscal quarters ending June 30, 2020, September 3.75 to 1.0 30, 2020, December 31, 2020 and March 31, 2021 Fiscal quarter ending June 30, 2021 and each 3.5 to 1.0 fiscal quarter thereafter provided, however, notwithstanding anything to the contrary in this Agreement, in the event that the Obligations are no longer secured by Collateral (as a result of the release of Collateral pursuant to Section 10.10(d) and/or Section 8(h)(i) of the Security Agreement or otherwise), the Loan Parties shall be required to comply with the requirements of Section 8.10(b), regardless of whether or not a Covenant Trigger Period exists. 8.11 Fiscal Year, Etc. (a) Change its fiscal year-end to a date other than December 31. (b) With respect to any Loan Party, without providing ten (10) days prior written notice to the Administrative Agent (or such lesser period as the Administrative Agent may agree), change its name or its state of formation or form of organization. (c) Amend any of its Organization Documents in a manner that is materially adverse to the Lenders. 8.12 Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. 8.13 Anti-Corruption Laws. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions. ARTICLE IX EVENTS OF DEFAULT AND REMEDIES 9.01 Events of Default. In case of the happening of any of the following events (“Events of Default”): (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, 120 CHAR1\1732710v2 statement or information contained in any written report, certificate, financial statement or other written instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished; (b) default shall be made in the payment in the required currency of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; (c) default shall be made in the payment in the required currency of any interest on any Loan or L/C Disbursement or of any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three (3) Business Days; (d) default shall be made in the due observance or performance by the Parent Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 7.01(a), 7.05(a), 7.08 or in Article VIII; (e) default shall be made in the due observance or performance by the Parent Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) or (d) above) and such default shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent or any Lender to the Parent Borrower; (f) (i) any Loan Party or any Material Subsidiary shall fail to pay any principal or interest due in respect of any Material Indebtedness, when and as the same shall become due and payable, or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or prior to its scheduled date of payment, as applicable; provided, that, this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer or Involuntary Disposition of the property or assets securing such Indebtedness; (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Loan Party or any Material Subsidiary, or of a substantial part of the property or assets of any Loan Party or a Material Subsidiary, under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or any other Debtor Relief Law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Material Subsidiary or for a substantial part of the property or assets of any Loan Party or a Material Subsidiary or (iii) the winding-up or liquidation of any Loan Party or any Material Subsidiary; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (h) any Loan Party or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or any other Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Material Subsidiary or for a substantial part of the property or assets of any Loan Party or any Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors (including 121 CHAR1\1732710v2 by way of executory attachment (executorial beslag) or interlocutory attachment (conservatoir beslag); provided, that, an interlocutory attachment will only constitute an Event of Default if it has not been lifted within 20 Business Days from the moment the relevant Loan Party has become aware thereof), (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing or (viii) a Dutch Loan Party gives notice to the Dutch tax authorities under section 36(2) of the Dutch 1990 Tax Collection Act (Invorderingswet 1990); (i) one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 (net of amounts covered by independent third party insurance as to which the insurer has been notified of such judgment or order and does not deny coverage and of amounts covered by an indemnity from a person that, in the reasonable judgment of the Administrative Agent, is creditworthy) from a party shall be rendered against any Loan Party, any Material Subsidiary or any combination thereof and the same shall remain unsatisfied and undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Loan Party or any Material Subsidiary to enforce any such judgment; (j) an ERISA Event shall have occurred or a Foreign Pension Plan shall have failed to comply with, or be funded in accordance with, applicable Law that, when taken together with all other ERISA Events that have occurred and Foreign Pension Plans that have failed to comply with, or be funded in accordance with, applicable Law, could reasonably be expected to result in liability of the Parent Borrower and its ERISA Affiliates in an aggregate amount exceeding $25,000,000; (k) any Loan Document (other than those which are ministerial in nature), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations (other than contingent Obligations for which no claim has been made), ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any Loan Document, other than as a result of the discharge of any Guarantor in accordance with the terms of the Loan Documents; (l) any security interest in any material portion of Collateral purported to be created by any Collateral Document shall cease to be, or shall be asserted by the Parent Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Collateral Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the Security Agreement and except to the extent that such loss is covered by a lender’s title insurance policy and the related insurer shall not have denied or disclaimed in writing that such loss is covered by such title insurance policy; (m) there shall have occurred a Change of Control; or (n) the subordination provisions of the documents evidencing or governing any subordinated Indebtedness of the Parent Borrower or any of its Subsidiaries shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable subordinated Indebtedness; then, and in every such event (other than an event with respect to any Loan Party described in Sections 9.01(g) or (h)(i)-(v)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by written notice to the Parent Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments 122 CHAR1\1732710v2 of each Lender to make Loans and the L/C Issuer to make L/C Credit Extensions, whereupon such Commitments shall immediately terminate, (ii) require that the Borrowers Cash Collateralize the L/C Obligation (in an amount equal to the Minimum Collateral Amount with respect thereto whereupon such Cash Collateral shall be immediately due and payable) and (iii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Parent Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to any Loan Party described in Sections 9.01(g) or (h)(i)-(v)), the Commitments of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall automatically become due and payable, and the obligation of the Parent Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Loan Parties, anything contained herein or in any other Loan Document to the contrary notwithstanding. 9.02 Application of Funds. After the exercise of remedies provided for in Section 9.01 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the last paragraph of Section 9.01), any amounts received on account of the Obligations shall, subject to Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings and fees, premiums and scheduled periodic payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party or any Subsidiary and any Qualifying Counterparty, to the extent such Swap Contract is permitted by Section 8.04(d), ratably among the Lenders (and, in the case of such Swap Contracts, Affiliates of Lenders) and the L/C Issuer in proportion to the respective amounts described in this clause Third held by them; Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, (b) payment of breakage, termination or other payments, and any interest accrued thereon, due under any Swap Contract between any Loan Party or any Subsidiary and any Qualifying Counterparty, to the extent such Swap Contract is permitted by Section 8.03(d), (c) payments of amounts due under any Treasury Management Agreement between any Loan Party 123 CHAR1\1732710v2 or any Subsidiary and any Qualifying Counterparty and (d) Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit (to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Section 2.03 and 2.14), ratably among the Lenders (and, in the case of such Swap Contracts and Treasury Management Agreements, other Qualifying Counterparties) and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law. Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 9.02. Notwithstanding the foregoing, Obligations arising under Treasury Management Agreements and Swap Contracts with Qualifying Counterparties shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Qualifying Counterparty (other than the Administrative Agent or an Affiliate of the Administrative Agent). Each Qualifying Counterparty not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article X for itself and its Affiliates as if a “Lender” party hereto. 9.03 Collection Allocation Mechanism. (a) On the CAM Exchange Date, the Lenders shall automatically and without further action be deemed to have exchanged interests in the Specified Obligations under each of the Classes (and participation interests in Letters of Credit) such that, in lieu of the interest of each Lender in the Specified Obligations under each Class in which it shall participate as of such date (including the principal, reimbursement, interest and fee obligations of each Loan Party in respect of each such Classes) and, if such Lender holds a Revolving Commitment as of such date, such Lender’s participation interests in Letters of Credit, such Lender shall own an interest equal to such Lender’s CAM Percentage in the Specified Obligations under each of the Classes (including the principal, reimbursement, interest and fee obligations of each Loan Party in respect of each such Classes) and hold a participation interest in each Letter of Credit equal to its CAM Percentage thereof. Each Lender, each Participant and the Administrative Agent hereby consents and agrees to the CAM Exchange. Each Lender hereby agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by such Lender to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided, however, that, the failure of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange. On the CAM Exchange Date, each Lender whose funded Exposures after giving effect to the CAM Exchange shall exceed its funded Exposures before giving effect thereto shall pay to the Administrative Agent the amount of such excess in the applicable currency or currencies (or, if requested 124 CHAR1\1732710v2 by the Administrative Agent, in Dollars), and the Administrative Agent shall pay to each of the Lenders, out of the amount so received by it, the amount by which such Lender’s funded Exposures before giving effect to the CAM Exchange exceeds such funded Exposures after giving effect to the CAM Exchange. (b) Each Lender’s obligation to exchange its interests pursuant to the CAM Exchange shall be absolute and unconditional and shall not be affected by any circumstance including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Loan Party or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default, (iii) any adverse change in the condition (financial or otherwise) of the Parent Borrower or any of its Subsidiaries or any other Person, (iv) any breach of this Agreement by any Loan Party, any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (c) For purposes of this Section 9.03: (i) “CAM Exchange” means the exchange of the Lenders’ interests provided in this Section 9.03. (ii) “CAM Exchange Date” means the date on which an Event of Default under Sections 9.01(g) or (h) with respect to any Loan Party or any Material Subsidiary shall occur. (iii) “CAM Percentage” means, as to each Lender, a fraction, expressed as decimal, of which (A) the numerator shall be the aggregate Dollar Equivalent of the sum of (I) the Specified Obligations owed to such Lender and (II) such Lender’s participations in undrawn amounts of Letters of Credit, in each case immediately prior to the CAM Exchange Date and (B) the denominator shall be the aggregate Dollar Equivalent of the sum of (I) the Specified Obligations owed to all the Lenders and (II) the aggregate undrawn amount of all outstanding Letters of Credit, in each case immediately prior to the CAM Exchange Date. (iv) “Class” when used in reference to any Loan, Borrowing, Lender or Commitment, (A) refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, the U.S. Term Loan, the Multicurrency Term Loan or an Incremental Term Loan, (B) refers to whether such Commitment is a Revolving Commitment, U.S. Term Loan Commitment, Multicurrency Term Loan Commitment or Incremental Term Loan Commitment, and (C) refers to whether such Lender is a Lender of Revolving Loans, a Lender of a portion of the U.S. Term Loan, a Lender of a portion of the Multicurrency Term Loan or a Lender of a portion of an Incremental Term Loan, as applicable. (v) “Exposure” means, with respect to any Lender, the sum at such time, without duplication, of such Lender’s (A) Applicable Percentage of the Total Revolving Outstandings plus (B) Applicable Percentage of the Outstanding Amount of U.S. Term Loan plus (C) Applicable Percentage of the Outstanding Amount of the Multicurrency Term Loan plus (D) Applicable Percentage of the Outstanding Amount of any Incremental Term Loan. For purposes hereof, Exposure shall be expressed in Dollars. (vi) “Specified Obligations” means Obligations consisting of principal of and interest on the Loans, reimbursement obligations in respect of Letters of Credit and fees. 125 CHAR1\1732710v2

ARTICLE X ADMINISTRATIVE AGENT 10.01 Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article X are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 10.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 10.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided, that, the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and 126 CHAR1\1732710v2

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.01) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Parent Borrower, a Lender or the L/C Issuer. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 10.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 10.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article X shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents 127 CHAR1\1732710v2 except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 10.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Parent Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Parent Borrower, and, at all times other than during the existence of an Event of Default, with the Parent Borrower’s consent (such consent not to be unreasonably withheld), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Parent Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Parent Borrower, and, at all times other than during the existence of an Event of Default, with the Parent Borrower’s consent (such consent not to be unreasonably withheld), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.06). The fees payable by any Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between such Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article X and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and 128 CHAR1\1732710v2 their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation by Bank of America as Administrative Agent pursuant to this Section 10.06 shall also constitute its resignation as the L/C Issuer and the Swing Line Lender. If Bank of America resigns as the L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as the L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as the Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Parent Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 10.07 Non-Reliance on Administrative Agent, Arrangers and Other Lenders. Each Lender and the L/C Issuer expressly acknowledges that neither the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or any Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Parent Borrower and its Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or the L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or the L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is 129 CHAR1\1732710v2 sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or the L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 10.08 No Other Duties; Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, syndication agents, documentation agents or co-agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder. 10.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations (other than obligations under Swap Contracts or Treasury Management Agreements to which the Administrative Agent is not a party) that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each of the Lenders and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 130 CHAR1\1732710v2

10.10 Collateral and Guaranty Matters. The Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any Collateral granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Revolving Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) Cash Management Obligations and obligations under or in respect of Swap Contracts (other than with respect to amounts currently due thereunder for which the Administrative Agent has received prior written notice)) and the expiration or termination of all Letters of Credit, (ii) that is transferred or to be transferred as part of or in connection with any Asset Sale permitted hereunder or under any other Loan Document or any Involuntary Disposition, or (iii) as approved in accordance with Section 11.01; (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.02(c); (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder; and (d) upon the occurrence of a Release of Collateral Event and a written request by the Parent Borrower therefor, to release all Collateral; provided, however, that, if such Release of Collateral Event ceases to be continuing and in effect at any time, the Required Lenders or the Administrative Agent may require first priority security interests on the same categories of Collateral that was previously released, such security interests to be created and perfected within thirty (30) days of notice from the Required Lenders or the Administrative Agent to the Parent Borrower. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 10.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 10.11 Secured Treasury Management Agreements and Swap Contracts. No Qualifying Counterparty that obtains the benefit of Section 9.02, the Guaranty or any Collateral by virtue of the provisions hereof or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory 131 CHAR1\1732710v2 arrangements have been made with respect to, Obligations arising under Cash Management Agreements and Swap Contracts except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Qualifying Counterparty. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Treasury Management Agreements or Swap Contracts in the case of the termination of all Commitments and payment in full of all Obligations arising under the Loan Documents (other than contingent indemnification obligations). The Administrative Agent will not be deemed to have notice of any amounts being due and owing under any Cash Management Agreements or Swap Contracts unless and to the extent the Administrative Agent has received written notice thereof. ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, further, that: (a) no such amendment, waiver or consent shall: (i) extend or increase the Commitment of a Lender (or reinstate any Commitment terminated pursuant to Section 9.01) without the written consent of such Lender whose Commitment is being extended or increased (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender); (ii) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal (excluding mandatory prepayments), interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitments hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment or whose Commitments are to be reduced; (iii) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (i) of the final proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment of principal, interest, fees or other amounts; provided, however, that, only the consent of the Required Lenders shall be necessary to (i) amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) amend any financial covenant set forth in Section 8.10 or the definition of Consolidated Total Leverage Ratio (or, in each case, any defined term used therein or in connection therewith) 132 CHAR1\1732710v2 even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder; (iv) change Section 2.13 or Section 9.02 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby; (v) amend Section 1.05, Section 1.08(a) or the definition of “Alternative Currency”, “LIBOR Quoted Currency” or “Non-LIBOR Quoted Currency” without the written consent of each Lender directly affected thereby; (vi) change any provision of this Section 11.01(a), the definitions of “Required Lenders” or “Required Revolving Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights or obligations under any Loan Document or make any determination or grant any consent under any Loan Document, in each case, without the written consent of each Lender directly affected thereby; (vii) except in connection with an Asset Sale permitted under Section 8.05, release all or substantially all of the Collateral without the written consent of each Lender or as provided in Section 10.10; or (viii) release the Parent Borrower or, except in connection with a merger or consolidation permitted under Section 8.05 or an Asset Sale permitted under Section 8.05, all or substantially all of the Guarantors without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Section 10.10 (in which case such release may be made by the Administrative Agent acting alone). (b) unless also signed by the L/C Issuer, no amendment, waiver or consent shall affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (c) unless also signed by the Swing Line Lender, no amendment, waiver or consent shall affect the rights or duties of the Swing Line Lender under this Agreement; (d) unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (e) unless also signed by the Required Revolving Lenders, no amendment, waiver or consent shall (i) amend or waive any mandatory prepayment on Revolving Loans under Section 2.05(b)(i) or the manner of application thereof to the Revolving Loans or (ii) amend or change (A) the definition of “Required Revolving Lenders” or (B) any provision of this Section 11.01(e); and (f) unless also signed by Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of the Outstanding Amount of the Term Loans and Incremental Term Loans, collectively, no such amendment, waiver or consent shall (i) amend, change, waive, discharge or terminate Section 2.05(b)(v) so as to alter the manner of application of proceeds of any mandatory prepayment required by Section 2.05(b)(ii) or (iii) hereof (other than to allow the proceeds of such mandatory prepayments to be applied ratably with other term loans under this 133 CHAR1\1732710v2

Agreement) or (ii) amend, change, waive, discharge or terminate this Section 11.01(f) (other than to provide other Lenders holding Term Loans with proportional rights under this Section 11.01(f)); provided, however, that notwithstanding anything to the contrary herein, (i) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (ii) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender, (iii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (iv) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders. Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the L/C Issuer, the Borrowers and the Lenders obligated to make Credit Extensions in Alternative Currencies to amend the definition of “Alternative Currency”, “LIBOR Quoted Currency”, “Non-LIBOR Quoted Currency” or “Eurocurrency Rate” solely to add additional currency options and the applicable interest rate with respect thereto, in each case solely to the extent permitted pursuant to Section 1.08. Notwithstanding any provision herein to the contrary the Administrative Agent and the Parent Borrower may amend, modify or supplement this Agreement or any other Loan Document to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, and such amendment shall become effective without any further consent of any other party to such Loan Document so long as (i) such amendment, modification or supplement does not adversely affect the rights of any Lender or other holder of Obligations in any material respect and (ii) the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment. Notwithstanding any provision herein to the contrary, upon the execution and delivery of all documentation required to be delivered pursuant to Section 2.01(d) in connection with an increase in the Aggregate Revolving Commitments or the institution of an Incremental Term Loan, each of the parties hereto hereby agrees that, on the date of such increase in the Aggregate Revolving Commitments or the institution of such Incremental Term Loan, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of such increase in the Aggregate Revolving Commitments or such Incremental Term Loan evidenced thereby. Any such deemed amendment may be effected by the written consent (not to be unreasonably withheld) of the Administrative Agent and the Parent Borrower, and then furnished to the other parties hereto. 11.02 Notices and Other Communications; Facsimile Copies. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 11.02(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier 134 CHAR1\1732710v2 service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Parent Borrower or any other Loan Party, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in Section 11.02(b), shall be effective as provided Section 11.02(b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that, the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under Article II by electronic communication. The Administrative Agent or the Parent Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that, approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided, that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of such Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other 135 CHAR1\1732710v2 electronic platform or electronic messaging service through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that, in no event shall any Agent Party have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Parent Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Parent Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States federal or state securities Laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notices of Loan Prepayment and Swing Line Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at Law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.01 and Section 9.02 for the benefit of all the Lenders and the L/C Issuer; 136 CHAR1\1732710v2

provided, however, that, the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.01 and Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; and Damage Waiver. (a) Costs and Expenses. The Loan Parties shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (which, in the case of counsel, shall be limited to the reasonable fees, charges and disbursements of one primary counsel for the Administrative Agent and its Affiliates, taken as a whole, and of one special and local counsel to the Administrative Agent and its Affiliates, taken as a whole, in each applicable jurisdiction retained by the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (which, in the case of counsel, shall be limited to the reasonable fees, charges and disbursements of one primary counsel for the Administrative Agent, the Lenders or the L/C Issuer, taken as a whole, and of one special and local counsel to the Administrative Agent, any Lender or the L/C Issuer, taken as a whole, in each applicable jurisdiction retained by the Administrative Agent and, in the event of any actual or potential conflict of interest, one additional counsel for each party subject to a conflict) (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (which, in the case of counsel, shall be limited to the reasonable out-of-pocket fees, charges and disbursements of one primary counsel for the Indemnitees, taken as a whole, and of one special and local counsel to the Indemnitees, taken as a whole, in each applicable jurisdiction retained by the Indemnitees and, in the event of any actual or potential conflict of interest, one additional counsel for each party subject to a conflict), as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any 137 CHAR1\1732710v2 refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit issued by it if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Parent Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided, that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties or from the material breach by such Indemnitee or any of its Related Parties of any Loan Document, (y) result from a claim brought by the Parent Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Parent Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) arises solely out of a dispute among Indemnitees and/or their Related Parties (and not involving the Administrative Agent) and not resulting from an act or omission by the Parent Borrower or any of its Affiliates. Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under Sections 11.04(a) or (b) to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the unfunded Commitments and the aggregate Outstanding Amount of all Loans and L/C Obligations at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, further, that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this Section 11.04(c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, none of the Administrative Agent, L/C Issuer, any Lender and any Loan Party (or any of their Related Parties) shall assert, and each of the Administrative Agent, L/C Issuer, Lenders and Loan Parties hereby waives, any claim against any other such party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof, in each case other than any claim for such damages incurred or paid by the Administrative Agent, any Lender or the L/C Issuer to any third party or any Loan Party. No Indemnitee referred to in Section 11.04(b) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information 138 CHAR1\1732710v2 transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent that damages are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its Related Party. (e) Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section 11.04(b) and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the Swing Line Lender and the L/C Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each of the Lenders and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any Guarantor may assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. The Administrative Agent and the relevant transferring Lender should seek confirmation from Dutch counsel that the transfer will not contravene Section 3:5 of the Dutch Financial Supervision Act (Wet op het financieel toezicht) if the value of the rights acquired by the new Lender is less than €100,000 or, if the competent authority has published its interpretation of the term ‘public’ as referred to in article 4.1.(1) of Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms, such other minimum 139 CHAR1\1732710v2 amount as may be required for the new Lender not to be considered part of the public under such interpretation. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans (including for purposes of this Section 11.06(b), participations in L/C Obligations and Swing Line Loans) at the time owing to it); provided, that, any such assignment shall be subject to the following conditions: (i) Minimum Amounts; Proportionate Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 11.06(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 11.06(b)(i)(A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Parent Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (C) Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among the revolving credit facility provided hereunder and any separate revolving credit or term loan facilities provided pursuant to the last paragraph of Section 11.01 on a non-pro rata basis; (ii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.06(b)(i)(B) and, in addition: (A) the consent of the Parent Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that, the Parent Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within seven (7) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for assignments in respect of (i) any unfunded Incremental Term Loan Commitment or Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the 140 CHAR1\1732710v2 applicable facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) any Term Loan or any Incremental Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; (C) the consent of the L/C Issuer (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and (D) the consent of the Swing Line Lender (such consent not to unreasonably withheld, conditioned or delayed) shall be required for any assignment in respect of the Revolving Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iii) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 (which shall be paid by a person other than the Parent Borrower or any of its Subsidiaries); provided, however, that, the Administrative Agent may, in its sole discretion, elect to wave such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (iv) No Assignment to Certain Persons. No such assignment shall be made (A) to the Parent Borrower or any of the Parent Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person. (v) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Parent Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.06(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the 141 CHAR1\1732710v2 assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.06(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d). (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by each Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, a Defaulting Lender or the Parent Borrower or any of the Parent Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided, that, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) each Borrower, the Administrative Agent, the other Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.06(b) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.06(b); provided, that, such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under Section 11.06(b) and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at any Borrower’s request and expense, to use reasonable efforts to cooperate with such Borrower to effectuate 142 CHAR1\1732710v2 the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided, that, such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitation on Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Parent Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Parent Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of each Borrower, to comply with Section 3.01(e) as though it were a Lender. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, that, no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to Section 11.06(b), Bank of America may, (i) upon thirty (30) days’ notice to the Parent Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Parent Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Parent Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that, no failure by the Parent Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as the L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation the L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements 143 CHAR1\1732710v2 satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, accountants, attorneys, agents, advisors and representatives and to any direct or indirect contractual counterparty (or such contractual counterparty’s professional advisor) under any Swap Contract relating to Loans outstanding under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process (in which case the Administrative Agent, such Lender or the L/C Issuer, as applicable, shall promptly notify you of such disclosure to the extent permitted by applicable Law or judicial order, other than in connection with audits and reviews by regulatory and self-regulatory authorities), (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Parent Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Parent Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.07 or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Parent Borrower or its Subsidiaries who did not acquire such Information as a result of a breach of this Section 11.07. For purposes of this Section 11.07, “Information” means all information received from or on behalf of a Loan Party or any Subsidiary relating to the Loan Parties or any Subsidiary or any of their respective businesses, other than any such information that is (x) available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by such Loan Party or any Subsidiary or (y) is clearly marked as being public or nonconfidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Parent Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws. The Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry 144 CHAR1\1732710v2 and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments. 11.08 Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Parent Borrower or any other Loan Party against any and all of the obligations of the Parent Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, the L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Parent Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such Indebtedness; provided, that, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each of the Lenders and the L/C Issuer agrees to notify the Parent Borrower and the Administrative Agent promptly after any such setoff and application; provided, that, the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Parent Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and 145 CHAR1\1732710v2 when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. If the Parent Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Parent Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that: (a) the Administrative Agent shall have received or waived the assignment fee specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and, with respect to Revolving Lenders, L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); 146 CHAR1\1732710v2

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and (f) the failure by such Non-Consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such Non-Consenting Lender and the mandatory assignment of such Non-Consenting Lender’s Commitments and outstanding Loans and participations in L/C Obligations and Swing Line Loans pursuant to this Section 11.13 shall nevertheless be effective without the execution by such Non-Consenting Lender of an Assignment and Assumption. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Parent Borrower to require such assignment and delegation cease to apply. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS (EXCEPT AS EXPRESSLY PROVIDED OTHERWISE THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. THE PARENT BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE PARENT BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. THE PARENT BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR 147 CHAR1\1732710v2

RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 11.14(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15. 11.16 Electronic Execution. This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each Loan Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on each Loan Party to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Loan Party enforceable against such in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this Section 11.16 may include use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the 148 CHAR1\1732710v2

Administrative Agent and each Lender shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. 11.17 USA PATRIOT Act Notice. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into Law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the Act. Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. 11.18 No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (ii) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) such Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) each of the Administrative Agent, the Arrangers and the Lenders and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary, for such Borrower or any of Affiliates or any other Person and (ii) none of the Administrative Agent, Arrangers and the Lenders has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and none of the Administrative Agent, the Arrangers and the Lenders has any obligation to disclose any of such interests to the such or its Affiliates. To the fullest extent permitted by Law, each Borrower hereby waives and releases, any claims that it may have against the Administrative Agent, either of the Arrangers and/or the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 11.19 Parallel Debt. (a) Each Lender, the Administrative Agent, the Swing Line Lender and the L/C Issuer (collectively, for purposes of this Section 11.19 only, the “Finance Parties”) hereby agree that: (i) the total amount due and payable as Parallel Debt (as created and defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)) under Clause 2 of the Dutch 149 CHAR1\1732710v2

Share Pledge Agreement (as defined in Section 11.19(d) below) shall be decreased to the extent that any amount is irreversibly (onaantastbaar) paid to and received by the Finance Parties or any of them to reduce the total amount due and payable in respect of the Principal Obligations (as this term is defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)), as if such amount were received by the Administrative Agent in payment of the Parallel Debt (as created and defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)); and (ii) the total amount due and payable in respect of the Principal Obligations (as this term is defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)) shall be decreased to the extent that any amount is irreversibly (onaantastbaar) paid to and received by the Administrative Agent in payment of the Parallel Debt (as created and defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)), as if such amount were received by the Finance Parties or any of them in payment of the corresponding Principal Obligations (as this term is defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)). The Administrative Agent undertakes to give effect to the preceding sentence by application of any amount so received in payment of the Parallel Debt (as created and defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)) in accordance with the terms and conditions of the Loan Documents, as if such amount were received in payment of the corresponding Principal Obligations (as this term is defined in the Dutch Share Pledge Agreement (as defined in Section 11.19(d) below)). (b) This Section 11.19 and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating thereto shall be governed by and construed in accordance with the Laws of the Netherlands. (c) Each of the parties hereto irrevocably agrees that all disputes arising out of this Section 11.19 shall be submitted in first instance to the competent court at Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Administrative Agent’s right to bring proceedings against Knoll Overseas, Inc. in any other court or competent jurisdiction. 11.20 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the applicable Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the applicable Loan Party (or to any other Person who may be entitled thereto under applicable Law). 150 CHAR1\1732710v2

11.21 Amendment and Restatement. The parties hereto agree that, on the Effective Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto: (a) the Existing Credit Agreement shall be deemed to be amended and restated in its entirety pursuant to this Agreement; (b) all Obligations under the Existing Credit Agreement outstanding on the Effective Date after giving effect to this Agreement shall in all respects be continuing and shall be deemed to Obligations outstanding hereunder; (c) the Guaranties made pursuant to the Existing Credit Agreement to the Lenders (including the Swing Line Lender), the L/C Issuer, each Qualifying Counterparty to a Swap Contract (that is permitted to be incurred pursuant to Section 8.01(d)) with any Loan Party or any Subsidiary, each Qualifying Counterparty to a Treasury Management Agreement with any Loan Party, any Subsidiary and/or the Administrative Agent shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed; (d) the Collateral Documents, as amended on or after the Effective Date, and the Liens created thereunder in favor of Bank of America, as administrative agent for the benefit of the holders of the Obligations (as defined in the Existing Credit Agreement) shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed and in particular Knoll Europe and Knoll Overseas confirm that, with effect from (and including) the Effective Date (subject in all cases to the proviso herein and Section 2.18), (i) the liabilities and obligations arising under this Third Amended and Restated Credit Agreement and the Loan Documents shall form part of (but do not limit) the “Secured Obligations” as defined in Dutch Share Pledge Agreement to which they are a party; (ii) any security created under the Dutch Share Pledge Agreement extends to the Obligations of the Foreign Obligors under the Loan Documents (including this Third Amended and Restated Credit Agreement); and (iii) the security created under the Dutch Share Pledge Agreement continues in full force and effect on the terms of the Dutch Share Pledge Agreement; provided, that, notwithstanding anything to the contrary herein (including this clause (d)), the Dutch Share Pledge Agreement or any other Loan Document, in no event shall the (I) “Secured Obligations” (as defined in the Dutch Share Pledge Agreement) include any Obligations of the Parent Borrower or any Domestic Subsidiary and (II) security created under the Dutch Share Pledge Agreement secure any Obligations of the Parent Borrower or any Domestic Subsidiary; (e) all Existing Letters of Credit outstanding under the Existing Credit Agreement on the Effective Date and set forth on Schedule 1.01(b) shall be deemed to be Letters of Credit outstanding on the Effective Date under this Agreement; and (f) all references in the other Loan Documents to the Existing Credit Agreement shall be deemed to refer without further amendment to this Agreement. Notwithstanding anything to the contrary herein, the Lenders, the L/C Issuer and the Administrative Agent hereby release all any and all guarantees granted by any Released Guarantor under the Existing Credit Agreement, release any and all Liens granted by any Released Guarantors and release any Liens in any assets of the Parent Borrower or any of its subsidiaries that is not Collateral (including any Liens on any real property), and shall take, at the expense of the Parent Borrower, any action reasonably requested by the Parent Borrower in furtherance of the foregoing; provided, however, that, neither this clause nor any other provision of any Loan Document shall operate to release Knoll Overseas from its obligations under (x) this Agreement and the other Loan Documents as a Guarantor with respect to Obligations of the Foreign Obligors and Foreign Subsidiaries and (y) the Dutch Share Pledge Agreement to the extent provided for in clause (e) of this Section 11.21. 11.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such 151 CHAR1\1732710v2 liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 11.23 Lender ERISA Representations. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Parent Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless Section 11.23(a)(i) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in Section 11.23(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being 152 CHAR1\1732710v2 a Lender party hereto, for the benefit of, the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Parent Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 11.24 Waiver of Breakage Costs. Inasmuch as revolving and term loans are outstanding under the Existing Credit Agreement immediately prior to the Effective Date, the Parent Borrower must make prepayments and adjustments on such loans as are necessary to give effect to the Commitments of the Lenders hereunder. The Parent Borrower, in consultation with the Administrative Agent, have endeavored to manage the allocation of Commitments and the selection of Interest Periods with respect to outstanding Eurocurrency Rate Loans in such a manner as to minimize break-funding costs. Nonetheless, such prepayments of such loans under the Existing Credit Agreement likely will cause breakage costs. Notwithstanding the provisions of Section 3.05, each of the Lenders party hereto who were lenders under the Existing Credit Agreement hereby waives its right to receive compensation or reimbursement for such breakage costs (a) in connection with the reallocation of commitment percentages on the Effective Date and (b) in connection with any resetting of the Interest Period for Loans outstanding as of the Effective Date. 11.25 Reallocation. The Administrative Agent, the Parent Borrower and the Lenders hereby acknowledge and agree that the Commitment amount(s) of each Lender as set forth on Schedule 2.01 is/are the Commitment amounts of such Lender as of the Effective Date, with the reallocation of Loans outstanding under the Commitments of the Lenders as they existed immediately prior to the Effective Date having been made per instructions from the Administrative Agent, and neither any Assignment and Assumption nor any other action of any Person is required to give effect to such Commitments as set forth on Schedule 2.01. 11.26 Subordination. Each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and Indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the holders of the Obligations or resulting from such Subordinating Loan Party’s performance under the Guaranty, to the indefeasible payment in full in cash of all Obligations. If the holders of the Obligations so request, any such obligation or Indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the holders of the Obligations and the proceeds thereof shall be paid over to the holders of the Obligations on account of the Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Agreement. Without limitation of the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to Indebtedness permitted to be incurred pursuant to Section 8.01(o); provided, that, in the event that any Loan Party receives any payment of any Indebtedness permitted to be incurred pursuant to Section 8.01(o) at a time when such payment is prohibited by this Section 11.26, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent. 11.27 ENTIRE AGREEMENT. 153 CHAR1\1732710v2

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. 11.28 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [SIGNATURE PAGES INTENTIONALLY OMITTED] 154 CHAR1\1732710v2